--------------------------------------------------------------------------------
                                                             |
                                              MARCH 2, 1998  |  PROSPECTUS
                                                             |
================================================================================

J.P. MORGAN INSTITUTIONAL
SHORT TERM BOND FUND

                                             ===================================
                                             Seeking high total return
                                             by investing primarily in
                                             fixed income securities.



This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

                                                        [LOGO] JP Morgan

Distributed by Funds Distributor, Inc.

================================================================================

CONTENTS

====================================================================================================================================

                                  3 |    FIXED INCOME MANAGEMENT APPROACH

                                         Fixed income investment process ..........................................................3

                                  4 |    J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND

The fund's goal, investment approach,    Fund description .........................................................................4
    risks, expenses, performance, and
                 financial highlights    Investor expenses ........................................................................4

                                         Performance ..............................................................................5

                                         Financial highlights .....................................................................5


                                  6 |    YOUR INVESTMENT

         Investing in the J.P. Morgan    Investing through a financial professional ...............................................6
   Institutional Short Term Bond Fund
                                         Investing through an employer-sponsored retirement plan ..................................6

                                         Investing through an IRA or rollover IRA .................................................6

                                         Investing directly .......................................................................6

                                         Opening your account .....................................................................6

                                         Adding to your account ...................................................................6

                                         Selling shares ...........................................................................7

                                         Account and transaction policies .........................................................7

                                         Dividends and distributions ..............................................................8

                                         Tax considerations .......................................................................8


                                  9 |    FUND DETAILS

       More about risk and the fund's    Master/feeder structure ..................................................................9
                  business operations
                                         Management and administration ............................................................9

                                         Risk and reward elements ................................................................10

                                         Investments .............................................................................12


                                         FOR MORE INFORMATION ............................................................back cover

                                                                             |
                                                                             | 1
                                                                             |

INTRODUCTION
================================================================================

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND

This fund invests primarily in bonds and other fixed income securities through a master portfolio (another fund with the same goal). The fund seeks high total return consistent with moderate risk.

WHO MAY WANT TO INVEST

The fund is designed for investors who:

o    want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o    want an investment that pays monthly dividends

The fund is not designed for investors who:

o    are investing for aggressive long-term growth

o    require stability of principal

J.P. MORGAN

Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $250 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.

=========================================
Before you invest

Investors considering the fund should
understand that:

o    The value of the fund's shares will
     fluctuate over time. You could lose
     money if you sell when the fund's
     share price is lower than when you
     invested.

o    There is no assurance that the fund
     will meet its investment goal.

o    Future returns will not necessarily
     resemble past performance.

o    The fund invests a portion of
     assets in non-investment-grade
     bonds ("junk bonds"), which offer
     higher potential yields but have a
     higher risk of default and are more
     sensitive to market risk than
     investment-grade bonds.

o    The fund does not represent a
     complete investment program.

-----------------------------------------

   |
2  |
   |

FIXED INCOME MANAGEMENT APPROACH
================================================================================

                                        The J.P. Morgan Institutional Short Term
                                        Bond Fund invests primarily in bonds and other fixed income securities.

                                        The fund's investment philosophy,
                                        developed by its advisor, emphasizes the potential for consistently enhancing performance while managing risk.

                                        FIXED INCOME INVESTMENT PROCESS

                                        J.P. Morgan seeks to generate an
                                        information advantage through the depth
                                        of its global fixed-income research and
                                        the sophistication of its analytical
                                        systems. Using a team-oriented approach,
                                        J.P. Morgan seeks to gain insights in a
                                        broad range of distinct areas and takes
                                        positions in many different ones,
                                        helping the fund to limit exposure to
                                        concentrated sources of risk.

                                        In managing the fund, J.P. Morgan
                                        employs a three-step process that
                                        combines sector allocation, fundamental
                                        research for identifying portfolio
                                        securities, and duration management.

                       [GRAPHIC]        Sector allocation The sector allocation
                                        team meets monthly, analyzing the
 The fund invests across a range        fundamentals of a broad range of sectors
of different types of securities        in which the fund may invest. The team
                                        seeks to enhance performance and manage
                                        risk by underweighting or overweighting
                                        sectors.

                       [GRAPHIC]        Security selection Relying on the
                                        insights of different specialists,
    The fund makes its portfolio        including credit analysts, quantitative
 decisions as described later in        researchers, and dedicated fixed income
                 this prospectus        traders, the portfolio managers make buy
                                        and sell decisions according to the
                                        fund's goal and strategy.

                       [GRAPHIC]        Duration management Forecasting teams
                                        use fundamental economic factors to
  J.P. Morgan uses a disciplined        develop strategic forecasts of the
   process to control the fund's        direction of interest rates. Based on
   sensitivity to interest rates        these forecasts, strategists establish
                                        the fund's target duration (a measure of average weighted maturity of the securities held by the fund and a common measurement of sensitivity to interest rate movements), typically remaining relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the fund and make tactical adjustments as necessary.

                                                                            |
                                          FIXED INCOME MANAGEMENT APPROACH  |  3
                                                                            |

J.P. MORGAN INSTITUTIONAL
SHORT TERM BOND FUND       |    TICKER SYMBOL: JMSBX
================================================================================
                                REGISTRANT: J.P. MORGAN
                                INSTITUTIONAL FUNDS
                                (J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND)


[GRAPHIC] GOAL

     The fund's goal is to provide high total return while attempting to limit the likelihood of negative quarterly returns.

[GRAPHIC] INVESTMENT APPROACH

     The fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, money market instruments, and others. These securities may be of any maturity, but under normal market conditions the fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities as low as B.

[GRAPHIC] POTENTIAL RISKS AND REWARDS

     The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar duration fixed income funds will depend on the success of the investment process, which is described on page 3.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. However, the fund may offer higher total returns than longer duration funds during periods of rising interest rates. Additionally, because the fund may invest up to 25% of assets in foreign securities, it takes on additional risks.

The fund's investments and their main risks, as well as fund strategies, are described in more detail on pages 10-13.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $250 billion, including more than $2 billion using the same strategy as this fund.

The portfolio management team is led by Connie J. Plaehn, managing director, who has been on the team since the fund's inception and has been at J.P. Morgan since 1984, and by William G. Tennille, vice president, who joined the team in January of 1994 and has been at J.P. Morgan since 1992.

================================================================================
INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.

================================================================================
Annual fund operating expenses(1)                                           (%)
================================================================================
Management fees (actual)                                                    0.25

Marketing (12b-1) fees                                                      none

Other expenses(2)
(after reimbursement)                                                       0.00
--------------------------------------------------------------------------------
Total operating expenses(2)
(after reimbursement)                                                       0.25
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.

--------------------------------------------------------------------------------
                                      1 yr.      3 yrs.  5 yrs.     10 yrs.
Your cost($)                            3          8       14         32
--------------------------------------------------------------------------------

   |
4  |  J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
   |

====================================================================================================================================


PERFORMANCE (unaudited)
====================================
Average annual total return             Shows performance over time, for periods ended December 31, 1997
====================================------------------------------------------------------------------------------------------------


                                                                                         1 yr.      3 yrs.        Since inception(3)

J.P. Morgan Institutional Short Term Bond Fund (after expenses)                          6.40       7.41                 5.37
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch 1-3 Year Treasury Index(4) (no expenses)                                   6.66       7.52                 5.60
------------------------------------------------------------------------------------------------------------------------------------



====================================
Year-by-year total return               Shows changes in returns by calendar year
====================================------------------------------------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                             1994       1995        1996        1997
J.P. Morgan Institutional Short Term Bond Fund               0.36      10.80        5.10        6.40
----------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Treasury Index(4)                     0.57      11.00        4.98        6.66
----------------------------------------------------------------------------------------------------


=============================================================================================================
FINANCIAL HIGHLIGHTS

====================================
 Per-share data                         For fiscal periods ended October 31
====================================-------------------------------------------------------------------------
                                                  1993(3)        1994         1995         1996         1997
Net asset value, beginning of period ($)          10.00          9.99         9.60         9.83         9.85
------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                       0.11          0.47         0.58         0.55         0.61
   Net realized and unrealized gain (loss)
   on investment ($)                              (0.01)        (0.39)        0.24         0.02        (0.01)
------------------------------------------------------------------------------------------------------------
Total from investment operations ($)               0.10          0.08         0.82         0.57         0.60
------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
   Net investment income ($)                      (0.11)        (0.47)       (0.59)       (0.55)       (0.61)
Net asset value, end of period ($)                 9.99          9.60         9.83         9.85         9.84
------------------------------------------------------------------------------------------------------------
Total return (%)                                   1.01(5)       0.87         8.81         6.01         6.27
------------------------------------------------------------------------------------------------------------

====================================
Ratios and supplemental data
====================================------------------------------------------------------------------------
Net assets, end of period ($ thousands)          27,605        47,679       18,916       17,810       27,375
------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Expenses (%)                                       0.46(6)       0.45         0.45         0.37         0.25
------------------------------------------------------------------------------------------------------------
Net investment income (%)                          3.92(6)       4.96         6.09         5.69         6.19
------------------------------------------------------------------------------------------------------------
Decrease reflected in expense ratio due
to expense reimbursement (%)                       0.84(6)       0.33         0.22         1.00         0.71
------------------------------------------------------------------------------------------------------------
The Financial Highlights above have been audited by Price Waterhouse LLP, the fund's independent accountants.


(1) The fund has a master/feeder structure as described on page 9. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets and reflecting reimbursement for ordinary expenses over 0.25%.

(2) Without reimbursement other expenses and total operating expenses would have been 0.71% and 0.96%, respectively. There is no guarantee that reimbursement will continue beyond 2/28/99.

(3) The fund commenced operations on 7/8/93. Except in the Financial Highlights, returns reflect performance of the fund from 7/31/93.

(4) The Merrill Lynch 1-3 Year Treasury Index, consisting of U.S. Treasury notes and bonds with maturities of 1-3 years, is an unmanaged index that measures short-term bond performance.

(5)  Not annualized.

(6)  Annualized.


                                                                            |
                            J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND  |  5
                                                                            |

YOUR INVESTMENT
================================================================================

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $5,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

     By wire

o    Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

     Morgan Guaranty Trust Company of New York
     Routing number: 021-000-238
     Credit: J.P. Morgan Institutional Funds
     Account number: 001-57-689
     FFC: your account number, name of registered owner(s) and fund name

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

     By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

   |
6  |  YOUR INVESTMENT
   |

================================================================================

SELLING SHARES

     By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o    Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o    Mail the letter to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.


ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time).

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

================================================================================

                Shareholder Services Agent
                J.P. Morgan Funds Services
                522 Fifth Avenue
                New York, NY 10036
                1-800-766-7722


                Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                                            |
                                                           YOUR INVESTMENT  |  7
                                                                            |

================================================================================

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

================================================================================
Transaction                             Tax status
================================================================================
Income dividends                        Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains                Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                 Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of                   Capital gains or
shares owned for more                   losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of                   Gains are treated as ordinary
shares owned for one year               income; losses are subject
or less                                 to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


   |
8  |  YOUR INVESTMENT
   |

FUND DETAILS
================================================================================

MASTER/FEEDER STRUCTURE

As noted earlier, the fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when the master portfolio seeks a vote, the funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                 0.25% of the master portfolio's
                                  average net assets
--------------------------------------------------------------------------------
Administrative services           Master portfolio's and fund's pro-
(fee shared with Funds            rata portions of 0.09% of the
Distributor, Inc.)                first $7 billion in J.P. Morgan-
                                  advised portfolios, plus 0.04% of
                                  average net assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services              0.075% of the fund's average
                                  net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                                            |
                                                              FUND DETAILS  |  9
                                                                            |

================================================================================

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 4). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.


====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Market conditions

o    The fund's share price,            o    Bonds have generally               o    Under normal circumstances the fund plans to
     yield, and total return                 outperformed money market               remain fully invested in bonds and other
     will fluctuate in                       investments over the long               fixed income securities as noted in the table
     response to bond market                 term, with less risk than               on pages 12-13
     movements                               stocks
                                                                                o    The fund seeks to limit risk and enhance total
o    The value of most bonds            o    Most bonds will rise in                 return or yields through careful management,
     will fall when interest                 value when interest rates               sector allocation, individual securities
     rates rise; the longer a                fall                                    selection, and duration management
     bond's maturity and the
     lower its credit quality,          o    Mortgage-backed and                o    During severe market downturns, the fund has
     the more its value                      asset-backed securities                 the option of investing up to 100% of assets
     typically falls                         can offer attractive                    in investment-grade short-term securities
                                             returns
o    Mortgage-backed and                                                        o    J.P. Morgan monitors interest rate trends, as
     asset-backed securities                                                         well as geographic and demographic
     (securities representing                                                        information related to mortgage-backed
     an interest in, or                                                              securities and mortgage prepayments
     secured by, a pool of
     mortgages or other assets
     such as receivables)
     could generate capital
     losses or periods of low
     yields if they are paid
     off substantially earlier
     or later than anticipated

------------------------------------------------------------------------------------------------------------------------------------


Management choices

o    The fund could                     o    The fund could outperform          o    J.P. Morgan focuses its active management on
     underperform its                        its benchmark due to                    those areas where it believes its commitment
     benchmark due to its                    these same choices                      to research can most enhance returns and
     sector, securities, or                                                          manage risks in a consistent way
     duration choices

------------------------------------------------------------------------------------------------------------------------------------


Credit quality

o    The default of an issuer           o    Investment-grade bonds             o    The fund maintains its own policies for
     would leave the fund with               have a lower risk of                    balancing credit quality against potential
     unpaid interest or                      default                                 yields and gains in light of its investment
     principal                                                                       goals
                                        o    Junk bonds offer higher
o    Junk bonds (those rated                 yields and higher                  o    J.P. Morgan develops its own ratings of
     BB/Ba or lower) have a                  potential gains                         unrated securities and makes a credit quality
     higher risk of default,                                                         determination for unrated securities
     tend to be less liquid,
     and may be more difficult
     to value

------------------------------------------------------------------------------------------------------------------------------------


Foreign investments

o    The fund could lose money          o    Foreign bonds, which               o    Foreign bonds may be a significant investment
     because of foreign                      represent a major portion               for the fund
     government actions,                     of the world's fixed
     political instability, or               income securities, offer           o    To the extent that the fund invests in
     lack of adequate and                    attractive potential                    foreign bonds, it may manage the currency
     accurate information                    performance and                         exposure of its foreign investments relative
                                             opportunities for                       to its benchmark, and may hedge back into the
o    Currency exchange rate                  diversification                         U.S. dollar from time to time (see also
     movements could reduce                                                          "Derivatives")
     gains or create losses             o    Favorable exchange rate
                                             movements could generate
                                             gains or reduce losses

------------------------------------------------------------------------------------------------------------------------------------


   |
10 | FUND DETAILS
   |

====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Derivatives

o    Derivatives such as                o    Hedges that correlate              o    The fund uses derivatives for hedging (i.e.,
     futures, options, and                   well with underlying                    to adjust duration or to establish or adjust
     foreign currency forward                positions can reduce or                 exposure to particular securities, markets, or
     contracts that are used                 eliminate losses at low                 currencies)
     for hedging the portfolio               cost
     or specific securities                                                     o    The fund only establishes hedges that it
     may not fully offset the           o    The fund could make money               expects will be highly correlated with
     underlying positions(1)                 and protect against                     underlying positions
                                             losses if management's
o    The counterparty to a                   analysis proves correct            o    While the fund may use derivatives that
     derivatives contract                                                            incidentally involve leverage, it does not
     could default                      o    Derivatives that involve                use them for the specific purpose of
                                             leverage could generate                 leveraging the portfolio
o    Derivatives that involve                substantial gains at low
     leverage could magnify                  cost
     losses

------------------------------------------------------------------------------------------------------------------------------------


Illiquid holdings

o    The fund could have                o    These holdings may offer           o    The fund may not invest more than 15% of net
     difficulty valuing these                more attractive yields or               assets in illiquid holdings
     holdings precisely                      potential growth than
                                             comparable widely traded           o    To maintain adequate liquidity to meet
o    The fund could be unable                securities                              redemptions, the fund may hold
     to sell these holdings at                                                       investment-grade short-term securities
     the time or price desired                                                       (including repurchase agreements) and, for
                                                                                     temporary or extraordinary purposes, may
                                                                                     borrow from banks up to 30% of the value
                                                                                     of its assets

------------------------------------------------------------------------------------------------------------------------------------


When-issued and delayed delivery
securities

o    When the fund buys                 o    The fund can take                  o    The fund uses segregated accounts to offset
     securities before issue                 advantage of attractive                 leverage risk
     or for delayed delivery,                transaction opportunities
     it could be exposed to
     leverage risk if it does
     not use segregated
     accounts

------------------------------------------------------------------------------------------------------------------------------------


Short-term trading

o    Increased trading would            o    The fund could realize             o    The fund anticipates a portfolio turnover
     raise the fund's                        gains in a short period                 rate of approximately 300%
     transaction costs                       of time
                                                                                o    The fund generally avoids short-term trading,
o    Increased short-term               o    The fund could protect                  except to take advantage of attractive or
     capital gains                           against losses if a bond                unexpected opportunities or to meet demands
     distributions would raise               is overvalued and its                   generated by shareholder activity
     shareholders' income tax                value later falls
     liability

------------------------------------------------------------------------------------------------------------------------------------


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities that is granted in exchange for an agreed-upon sum. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                            |
                                                               FUND DETAILS | 11
                                                                            |

================================================================================
Investments
================================================================================

This table discusses the customary types of securities which can be held by the fund. In each case the principal types of risk (along with their definitions) are listed on the following page. This table reads across two pages.


--------------------------------------------------------------------------------
Asset-backed securities Bonds or notes backed by unsecured debt, such as credit card receivables; these securities are often guaranteed or over-collateralized to enhance their credit quality.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgage dollar rolls The sale of domestic mortgage-backed securities with the commitment to buy back similar securities at a future date and at an agreed upon price. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities backed by pools of mortgages (such as Ginnie Maes, Fannie Maes and Freddie Macs), including pass through certificates, and other senior classes of collateralized mortgage obligations (CMOs) or stripped mortgage-backed securities.
--------------------------------------------------------------------------------
Participation interests Securities representing an interest in another security or in bank loans.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
Repurchase agreements Agreements between a seller and a buyer whereby the seller agrees to repurchase the securities at an agreed upon price and at a stated time.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- and non-dollar-denominated securities issued to refinance foreign government bank loans and other debt.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------


    |
12  |  FUND DETAILS
    |

================================================================================

================================================================================
*    Permitted (and if applicable, percentage limitation)
                percentage of total assets     - bold
                percentage of net assets       - italic
o    Permitted, but not typically used


                                                                                 Short Term
                                  Principal Types of Risk                        Bond Fund
-------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                         *

-------------------------------------------------------------------------------------------
credit, currency, liquidity, political                                            *(1)

-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                     *

-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          * 25%
                                                                                    Foreign
-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          * 25%
                                                                                    Foreign
-------------------------------------------------------------------------------------------
extension, interest rate, leverage, liquidity, market, prepayment                 * 30%

-------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political,          *
prepayment


-------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment      *

-------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                               *

-------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, natural event, prepayment valuation     *

-------------------------------------------------------------------------------------------
credit                                                                            *


-------------------------------------------------------------------------------------------
credit, currency, interest rate, market, political                                *


-------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political                      o


-------------------------------------------------------------------------------------------
credit, interest rate, market, natural event, political                           o

-------------------------------------------------------------------------------------------
interest rate                                                                     *


-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          *



-------------------------------------------------------------------------------------------

(l) All foreign securities in the aggregate may not exceed 25% of the fund's assets.

Risk related to certain securities held by J.P. Morgan Institutional Short Term Bond Fund:

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk The risk the costs associated with a liability are more than the obligation of the fund with regard to the underlying instrument.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Market risk The risk that the market value of an investment may move up or down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all investments and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

Prepayment risk The risk that unanticipated prepayments may occur, reducing the value of asset-backed and mortgage-related securities and participation interests.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for

                                                                           |
                                                             FUND DETAILS  |  13
                                                                           |

================================================================================
FOR MORE INFORMATION
================================================================================

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents may be obtained by contacting:

J.P. Morgan Institutional Short Term Bond Fund
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone:  1-800-766-7722

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07342 and 033-54642.

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.


  JP Morgan
================================================================================
  J.P. Morgan Institutional Funds

  Advisor                                             Distributor
  Morgan Guaranty Trust Company of New York           Funds Distributor, Inc.
  522 Fifth Avenue                                    60 State Street
  New York, NY 10036                                  Boston, MA 02109
  1-800-766-7722                                      1-800-221-7930

                                                                     PROS378-983

--------------------------------------------------------------------------------
                                                      |
                                        MARCH 2, 1998 | PROSPECTUS
                                                      |
================================================================================

J.P. MORGAN INSTITUTIONAL BOND FUND

                                        ========================================
                                        Seeking high total return
                                        by investing primarily in
                                        fixed income securities.


This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate.

It is a criminal offense to state or suggest otherwise.

                                                  [LOGO] JP Morgan

Distributed by Funds Distributor, Inc.

================================================================================

CONTENTS

====================================================================================================================================

                                  3 |    FIXED INCOME MANAGEMENT APPROACH
                                         Fixed income investment process ..........................................................3


                                  4 |    J.P. MORGAN INSTITUTIONAL BOND FUND

The fund's goal, investment approach,    Fund description .........................................................................4
    risks, expenses, performance, and
                 financial highlights    Investor expenses ........................................................................4

                                         Performance ..............................................................................5

                                         Financial highlights .....................................................................5


                                  6 |    YOUR INVESTMENT

         Investing in the J.P. Morgan    Investing through a financial professional ...............................................6
              Institutional Bond Fund
                                         Investing through an employer-sponsored retirement plan ..................................6

                                         Investing through an IRA or rollover IRA .................................................6

                                         Investing directly .......................................................................6

                                         Opening your account .....................................................................6

                                         Adding to your account ...................................................................6

                                         Selling shares ...........................................................................7

                                         Account and transaction policies .........................................................7

                                         Dividends and distributions ..............................................................8

                                         Tax considerations .......................................................................8


                                  9 |    FUND DETAILS

       More about risk and the fund's    Master/feeder structure ..................................................................9
                  business operations
                                         Management and administration ............................................................9

                                         Risk and reward elements ................................................................10

                                         Investments..............................................................................12


                                         FOR MORE INFORMATION ............................................................back cover

                                                                             |
                                                                             | 1
                                                                             |

INTRODUCTION
================================================================================

J.P. MORGAN INSTITUTIONAL BOND FUND

This fund invests primarily in bonds and other fixed income securities through a master portfolio (another fund with the same goal). The fund seeks high total return consistent with moderate risk.

WHO MAY WANT TO INVEST

The fund is designed for investors who:

o    want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o    want an investment that pays monthly dividends

The fund is not designed for investors who:

o    are investing for aggressive long-term growth

o    require stability of principal

J.P. MORGAN

Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $250 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.

========================================
Before you invest

Investors considering the fund should
understand that:

o    The value of the fund's shares will
     fluctuate over time. You could lose
     money if you sell when the fund's
     share price is lower than when you
     invested.

o    There is no assurance that the fund
     will meet its investment goal.

o    Future returns will not necessarily
     resemble past performance.

o    The fund invests a portion of
     assets in non-investment-grade
     bonds ("junk bonds"), which offer
     higher potential yields but have a
     higher risk of default and are more
     sensitive to market risk than
     investment-grade bonds.

o    The fund does not represent a
     complete investment program.

----------------------------------------

  |
2 |
  |

FIXED INCOME MANAGEMENT APPROACH
================================================================================

                                        The J.P. Morgan Institutional Bond Fund
                                        invests primarily in bonds and other
                                        fixed income securities.

                                        The fund's investment philosophy,
                                        developed by its advisor, emphasizes the potential for consistently enhancing performance while managing risk.

                                        FIXED INCOME INVESTMENT PROCESS

                                        J.P. Morgan seeks to generate an
                                        information advantage through the depth
                                        of its global fixed-income research and
                                        the sophistication of its analytical
                                        systems. Using a team-oriented approach,
                                        J.P. Morgan seeks to gain insights in a
                                        broad range of distinct areas and takes
                                        positions in many different ones,
                                        helping the fund to limit exposure to
                                        concentrated sources of risk.

                                        In managing the fund, J.P. Morgan
                                        employs a three-step process that
                                        combines sector allocation, fundamental
                                        research for identifying portfolio
                                        securities, and duration management.

                       [GRAPHIC]        Sector allocation The sector allocation
                                        team meets monthly, analyzing the
 The fund invests across a range        fundamentals of a broad range of sectors
of different types of securities        in which the fund may invest. The team
                                        seeks to enhance performance and manage
                                        risk by underweighting or overweighting
                                        sectors.
                       [GRAPHIC]
                                        Security selection Relying on the
    The fund makes its portfolio        insights of different specialists,
 decisions as described later in        including credit analysts, quantitative
                 this prospectus        researchers, and dedicated fixed income
                                        traders, the portfolio managers make buy
                                        and sell decisions according to the
                                        fund's goal and strategy.
                       [GRAPHIC]
                                        Duration management Forecasting teams
  J.P. Morgan uses a disciplined        use fundamental economic factors to
   process to control the fund's        develop strategic forecasts of the
   sensitivity to interest rates        direction of interest rates. Based on
                                        these forecasts, strategists establish
                                        the fund's target duration (a measure of average weighted maturity of the securities held by the fund and a common measurement of sensitivity to interest rate movements), typically remaining relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the fund and make tactical adjustments as necessary.

                                                                             |
                                            FIXED INCOME MANAGEMENT APPROACH | 3
                                                                             |

J.P. MORGAN INSTITUTIONAL BOND FUND      | TICKER SYMBOL: JMIBX
================================================================================
                                           REGISTRANT: J.P. MORGAN INSTITUTIONAL
                                           FUNDS
                                           (J.P. MORGAN INSTITUTIONAL BOND FUND)

[GRAPHIC] GOAL

     The fund's goal is to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

[GRAPHIC] INVESTMENT APPROACH

     The fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, and others. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration within one year of that of the Salomon Brothers Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities as low as B.

[GRAPHIC] POTENTIAL RISKS AND REWARDS

     The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 3.

To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers are in less secure financial condition. Additionally, because the fund may invest up to 25% of assets in foreign securities, it takes on additional risks. The fund has the potential to produce higher returns than shorter duration bond funds along with a share price that is somewhat more volatile.

The fund's investments and their main risks, as well as fund strategies, are described in more detail on pages 10-13.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $250 billion, including more than $31 billion using the same strategy as this fund.

The portfolio management team is led by William G. Tennille, vice president, who has been at J.P. Morgan since 1992, and by Connie J. Plaehn, managing director, who has been at J.P. Morgan since 1984. Both have been on the team since January of 1994.


================================================================================
INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.

================================================================================
Annual fund operating expenses(1)                                          (%)
================================================================================
Management fees (actual)                                                   0.30

Marketing (12b-1) fees                                                     none

Other expenses(2)
(after reimbursement)                                                      0.20
--------------------------------------------------------------------------------
Total operating expenses(2)
(after reimbursement)                                                      0.50
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.

--------------------------------------------------------------------------------
                                   1 yr.     3 yrs.      5 yrs.      10 yrs.
Your cost($)                        5         16           28          63
--------------------------------------------------------------------------------

  |
4 | J.P. MORGAN INSTITUTIONAL BOND FUND
  |

====================================================================================================================================


PERFORMANCE (unaudited)
==================================
Average annual total return (%)        Shows performance over time, for periods ended December 31, 1997
==================================--------------------------------------------------------------------------------------------------

                                                                               1 yr.      3 yrs.     5 yrs.(3)    Since inception(3)

J.P. Morgan Institutional Bond Fund (after expenses)                           9.29       10.16        7.41              8.16
------------------------------------------------------------------------------------------------------------------------------------

Bond Index(4) (no expenses)                                                    9.62       10.43        7.53              8.91
------------------------------------------------------------------------------------------------------------------------------------


==================================
Year-by-year total return (%)          Shows changes in returns by calendar year
==================================--------------------------------------------------------------------------------------------------


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                        1989     1990     1991     1992     1993     1994     1995     1996     1997


J.P. Morgan Institutional Bond Fund (after expenses)    10.23    10.09    13.45    6.53     9.88     (2.68)   18.42    3.30     9.29

------------------------------------------------------------------------------------------------------------------------------------

Bond Index(4) (no expenses)                             14.24     8.28    15.78    7.59     9.89     (2.85)   18.55    3.62     9.62

------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

FINANCIAL HIGHLIGHTS

==================================
Per-share data                         For fiscal periods ended October 31
==================================--------------------------------------------------------------------------------------------------


                                                            1993(5)           1994           1995           1996           1997
Net asset value, beginning of period ($)                     10.00            10.14           9.23           9.98           9.84
------------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
   Net investment income ($)                                  0.15             0.55           0.63           0.61           0.65
   Net realized and unrealized gain (loss)
   on investment ($)                                          0.14            (0.88)          0.75          (0.11)          0.18
------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations ($)                          0.29            (0.33)          1.38           0.50           0.83
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:
   Net investment income ($)                                 (0.15)           (0.55)         (0.63)         (0.61)         (0.64)
   Net realized gain ($)                                        --            (0.03)            --          (0.03)         (0.02)
------------------------------------------------------------------------------------------------------------------------------------

Total distributions ($)                                      (0.15)           (0.58)         (0.63)         (0.64)         (0.66)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period ($)                           10.14             9.23           9.98           9.84          10.01
------------------------------------------------------------------------------------------------------------------------------------

Total return (%)                                              2.90(6)         (3.33)         15.50           5.21           8.78
------------------------------------------------------------------------------------------------------------------------------------


==================================
Ratios and supplemental data
==================================--------------------------------------------------------------------------------------------------

Net assets, end of period ($ thousands)                     43,711          253,174        438,610        836,066        912,054
------------------------------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
Expenses (%)                                                  0.50(7)          0.50           0.47           0.50           0.50
------------------------------------------------------------------------------------------------------------------------------------

Net investment income (%)                                     4.83(7)          6.00           6.62           6.28           6.59
------------------------------------------------------------------------------------------------------------------------------------

Decrease reflected in expense ratio due to
expense reimbursement (%)                                     0.39(7)          0.19           0.05           0.03           0.00(8)
------------------------------------------------------------------------------------------------------------------------------------

The Financial Highlights above have been audited by Price Waterhouse LLP, the fund's independent accountants.

(1) The fund has a master/feeder structure as described on page 9. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets and reflecting reimbursement for ordinary expenses over 0.50%.

(2)  There is no guarantee that reimbursement will continue beyond 2/28/99.

(3) The inception date of The Pierpont Bond Fund, the predecessor of the fund, was 3/11/88. Returns for the period 3/31/88 through 7/31/93 reflect performance of The Pierpont Bond Fund.

(4) The Bond Index is composed of the Lehman Brothers Government/Corporate Intermediate Bond Index, consisting of all investment-grade bonds with maturities between 1 and 9.99 years, from 3/11/88 through 9/30/91, and the Salomon Brothers Broad Investment Grade Bond Index, consisting of U.S. Treasury and agency securities and investment-grade mortgage and corporate bonds, from 10/1/91 forward. Both are unmanaged indices that measure bond market performance.

(5)  The fund commenced operations on 7/12/93.

(6)  Not annualized.

(7)  Annualized.

(8)  Less than 0.01%.

                                                                             |
                                         J.P. MORGAN INSTITUTIONAL BOND FUND | 5
                                                                             |

YOUR INVESTMENT
================================================================================

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $5,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

Opening Your account

     By wire

o    Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

     Morgan Guaranty Trust Company of New York
     Routing number: 021-000-238
     Credit: J.P. Morgan Institutional Funds
     Account number: 001-57-689
     FFC: your account number, name of registered owner(s) and fund name

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

     By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.


  |
6 | YOUR INVESTMENT
  |

================================================================================

SELLING SHARES

     By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o    Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o    Mail the letter to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time).

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.


================================================================================
                    Shareholder Services Agent
                    J.P. Morgan Funds Services
                    522 Fifth Avenue
                    New York, NY 10036
                    1-800-766-7722


                    Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                                             |
                                                             YOUR INVESTMENT | 7
                                                                             |

================================================================================

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS and distributions

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

================================================================================
Transaction                             Tax status
--------------------------------------------------------------------------------
Income dividends                        Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains                Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                 Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of                   Capital gains or
shares owned for more                   losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of                   Gains are treated as ordinary
shares owned for one year               income; losses are subject
or less                                 to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

  |
8 | YOUR INVESTMENT
  |

FUND DETAILS
================================================================================

MASTER/FEEDER STRUCTURE

As noted earlier, the fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when the master portfolio seeks a vote, the funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                         0.30% of the master portfolio's
                                          average net assets
--------------------------------------------------------------------------------
Administrative services                   Master portfolio's and fund's pro-
(fee shared with Funds                    rata portions of 0.09% of the
Distributor, Inc.)                        first $7 billion in J.P. Morgan-
                                          advised portfolios, plus 0.04% of
                                          average net assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services                      0.075% of the fund's average
                                          net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.

                                                                             |
                                                                FUND DETAILS | 9
                                                                             |

================================================================================

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 4). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.

====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Market conditions

o    The fund's share price,            o    Bonds have generally               o    Under normal circumstances the fund plans to
     yield, and total return                 outperformed money market               remain fully invested in bonds and other
     will fluctuate in                       investments over the long               fixed income securities as noted in the table
     response to bond market                 term, with less risk than               on pages 12-13
     movements                               stocks
                                                                                o    The fund seeks to limit risk and enhance total
o    The value of most bonds            o    Most bonds will rise in                 return or yields through careful management,
     will fall when interest                 value when interest rates               sector allocation, individual securities
     rates rise; the longer a                fall                                    selection, and duration management
     bond's maturity and the
     lower its credit quality,          o    Mortgage-backed and                o    During severe market downturns, the fund has
     the more its value                      asset-backed securities                 the option of investing up to 100% of assets
     typically falls                         can offer attractive                    in investment-grade short-term securities
                                             returns
o    Mortgage-backed and                                                        o    J.P. Morgan monitors interest rate trends, as
     asset-backed securities                                                         well as geographic and demographic
     (securities representing                                                        information related to mortgage-backed
     an interest in, or                                                              securities and mortgage prepayments
     secured by, a pool of
     mortgages or other assets
     such as receivables)
     could generate capital
     losses or periods of low
     yields if they are paid
     off substantially earlier
     or later than anticipated

------------------------------------------------------------------------------------------------------------------------------------


Management choices

o    The fund could                     o    The fund could outperform          o    J.P. Morgan focuses its active management on
     underperform its                        its benchmark due to                    those areas where it believes its commitment
     benchmark due to its                    these same choices                      to research can most enhance returns and
     sector, securities, or                                                          manage risks in a consistent way
     duration choices

------------------------------------------------------------------------------------------------------------------------------------


Credit quality

o    The default of an issuer           o    Investment-grade bonds             o    The fund maintains its own policies for
     would leave the fund with               have a lower risk of                    balancing credit quality against potential
     unpaid interest or                      default                                 yields and gains in light of its investment
     principal                                                                       goals
                                        o    Junk bonds offer higher
o    Junk bonds (those rated                 yields and higher                  o    J.P. Morgan develops its own ratings of
     BB/Ba or lower) have a                  potential gains                         unrated securities and makes a credit quality
     higher risk of default,                                                         determination for unrated securities
     tend to be less liquid,
     and may be more difficult
     to value

------------------------------------------------------------------------------------------------------------------------------------


Foreign investments

o    The fund could lose money          o    Foreign bonds, which               o    Foreign bonds may be a significnat investment
     because of foreign                      represent a major portion               for the fund
     government actions,                     of the world's fixed
     political instability, or               income securities, offer           o    To the extent that the fund invests in
     lack of adequate and                    attractive potential                    foreign bonds, it may manage the currency
     accurate information                    performance and                         exposure of its foreign investments relative
                                             opportunities for                       to its benchmark, and may hedge back into the
o    Currency exchange rate                  diversification                         U.S. dollar from time to time (see also
     movements could reduce                                                          "Derivatives")
     gains or create losses             o    Favorable exchange rate
                                             movements could generate
                                             gains or reduce losses

------------------------------------------------------------------------------------------------------------------------------------


   |
10 | FUND DETAILS
   |

====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Derivatives

o    Derivatives such as                o    Hedges that correlate              o    The fund uses derivatives for hedging (i.e.,
     futures, options, and                   well with underlying                    to adjust duration or to establish or adjust
     foreign currency forward                positions can reduce or                 exposure to particular securities, markets, or
     contracts that are used                 eliminate losses at low                 currencies)
     for hedging the portfolio               cost
     or specific securities                                                     o    The fund only establishes hedges that it
     may not fully offset the           o    The fund could make money               expects will be highly correlated with
     underlying positions(1)                 and protect against                     underlying positions
                                             losses if management's
o    The counterparty to a deriva-           analysis proves correct            o    While the fund may use derivatives that
     tives contract could default                                                    incidentally involve leverage, it does not
                                        o    Derivatives that involve                use them for the specific purpose of
o    Derivatives that involve                leverage could generate                 leveraging the portfolio
     leverage could magnify                  substantial gains at low
     losses                                  cost

------------------------------------------------------------------------------------------------------------------------------------


Illiquid holdings

o    The fund could have                o    These holdings may offer           o    The fund may not invest more than 15% of net
     difficulty valuing these                more attractive yields or               assets in illiquid holdings
     holdings precisely                      potential growth than
                                             comparable widely traded           o    To maintain adequate liquidity to meet
o    The fund could be unable                securities                              redemptions, the fund may hold
     to sell these holdings at                                                       investment-grade short-term securities
     the time or price desired                                                       (including repurchase agreements) and, for
                                                                                     temporary or extraordinary purposes, may
                                                                                     borrow from banks up to 30% of the value
                                                                                     of its assets

------------------------------------------------------------------------------------------------------------------------------------


When-issued and delayed delivery
securities

o    When the fund buys                 o    The fund can take                  o    The fund uses segregated accounts to offset
     securities before issue                 advantage of attractive                 leverage risk
     or for delayed delivery,                transaction opportunities
     it could be exposed to
     leverage risk if it does
     not use segregated
     accounts

------------------------------------------------------------------------------------------------------------------------------------


Short-term trading

o    Increased trading would            o    The fund could realize             o    The fund anticipates a portfolio turnover
     raise the fund's                        gains in a short period                 rate of approximately 300%
     transaction costs                       of time
                                                                                o    The fund generally avoids short-term trading,
o    Increased short-term               o    The fund could protect                  except to take advantage of attractive or
     capital gains                           against losses if a bond                unexpected opportunities or to meet demands
     distributions would raise               is overvalued and its                   generated by shareholder activity
     shareholders' income tax                value later falls
     liability

------------------------------------------------------------------------------------------------------------------------------------


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities that is granted in exchange for an agreed-upon sum. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                            |
                                                               FUND DETAILS | 11
                                                                            |

================================================================================

================================================================================
Investments
================================================================================

This table discusses the customary types of securities which can be held by the fund. In each case the principal types of risk (along with their definitions) are listed on the following page. This table reads across two pages.




--------------------------------------------------------------------------------
Asset-backed securities Bonds or notes backed by unsecured debt, such as credit card receivables; these securities are often guaranteed or over-collateralized to enhance their credit quality.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgage dollar rolls The sale of mortgage-backed securities with the commitment to buy back similar securities at a future date and at an agreed upon price. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities backed by pools of mortgages (such as Ginnie Maes, Fannie Maes and Freddie Macs), including pass through certificates, and other senior classes of collateralized mortgage obligations (CMOs) or stripped mortgage-backed securities.

--------------------------------------------------------------------------------
Participation interests Securities representing an interest in another security or in bank loans.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
Repurchase agreements Agreements between a seller and a buyer whereby the seller agrees to repurchase the securities at an agreed upon price and at a stated time.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- and non-dollar-denominated securities issued to refinance foreign government bank loans and other debt.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

   |
12 | FUND DETAILS
   |

================================================================================

================================================================================
*    Permitted (and if applicable, percentage limitation)
                percentage of total assets     - bold
                percentage of net assets       - italic
o    Permitted, but not typically used

                                                                                  Bond
                               Principal Types of Risk                            Fund
-------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                         *

-------------------------------------------------------------------------------------------
credit, currency, liquidity, political                                            *(1)

-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                     *

-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          * 25%
                                                                                    Foreign
-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          * 25%
                                                                                    Foreign
-------------------------------------------------------------------------------------------
extension, interest rate, leverage, liquidity, market, prepayment                 * 30%


-------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political,          *
prepayment


-------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment      *

-------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                               *

-------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, natural event, prepayment, valuation    *

-------------------------------------------------------------------------------------------
credit                                                                            *


-------------------------------------------------------------------------------------------
credit, currency, interest rate, market, political                                *


-------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political                      o


-------------------------------------------------------------------------------------------
credit, interest rate, market, natural event, political                           o

-------------------------------------------------------------------------------------------
interest rate                                                                     *


-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          *



-------------------------------------------------------------------------------------------

(1) All foreign securities in the aggregate may not exceed 25% of the fund's assets.

Risk related to certain securities held by J.P. Morgan Institutional Bond Fund:

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk The risk the costs associated with a liability are more than the obligation of the fund with regard to the underlying instrument.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Market risk The risk that the market value of an investment may move up or down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all investments and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

Prepayment risk The risk that unanticipated prepayments may occur, reducing the value of asset-backed and mortgage-related securities and participation interests.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

                                                                            |
                                                               FUND DETAILS | 13
                                                                            |

================================================================================
FOR MORE INFORMATION
================================================================================

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents may be obtained by contacting:

J.P. Morgan Institutional Bond Fund
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone:  1-800-766-7722

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07342 and 033-54642.

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.


     JP Morgan
================================================================================
     J.P. Morgan Institutional Funds

     Advisor                                         Distributor
     Morgan Guaranty Trust Company of New York       Funds Distributor, Inc.
     522 Fifth Avenue                                60 State Street
     New York, NY 10036                              Boston, MA 02109
     1-800-766-7722                                  1-800-221-7930


                                                                     PROS391-983

--------------------------------------------------------------------------------
                                                 |
                                   MARCH 2, 1998 | PROSPECTUS
                                                 |
================================================================================

J.P. MORGAN INSTITUTIONAL
GLOBAL STRATEGIC INCOME FUND

                                   =============================================
                                   Seeking high total return
                                   by investing primarily in
                                   fixed income securities.



This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

                                                   [LOGO] JP Morgan

Distributed by Funds Distributor, Inc.

================================================================================

CONTENTS

====================================================================================================================================


                                       3 |    FIXED INCOME MANAGEMENT APPROACH

                                              Fixed income investment process .....................................................3



                                       4 |    J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

     The fund's goal, investment approach,    Fund description ....................................................................4

         risks, expenses, performance, and
                      financial highlights    Investor expenses ...................................................................4


                                              Performance .........................................................................5


                                              Financial highlights ................................................................5



                                       6 |    YOUR INVESTMENT

Investing in the J.P. Morgan Institutional    Investing through a financial professional ..........................................6

              Global Strategic Income Fund
                                              Invetsing through an employer-sponsored retirement plan .............................6


                                              Investing through an IRA or rollover IRA ............................................6


                                              Investing directly ..................................................................6


                                              Opening your account ................................................................6


                                              Adding to your account ..............................................................6


                                              Selling shares ......................................................................7


                                              Account and transaction policies ....................................................7


                                              Dividends and distributions .........................................................8


                                              Tax considerations ..................................................................8



                                       9 |    FUND DETAILS

            More about risk and the fund's    Master/feeder structure .............................................................9

                       business operations
                                              Management and administration .......................................................9


                                              Risk and reward elements ...........................................................10


                                              Investments.........................................................................12



                                              FOR MORE INFORMATION .......................................................back cover


                                                                             |
                                                                             | 1
                                                                             |

INTRODUCTION
================================================================================

J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND

This fund invests primarily in bonds and other fixed income securities through a master portfolio (another fund with the same goal). The fund seeks high total return.

WHO MAY WANT TO INVEST

The fund is designed for investors who:

o    want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o    want an investment that pays monthly dividends

The fund is not designed for investors who:

o    are investing for aggressive long-term growth

o    require stability of principal

o are not prepared to accept a higher degree of risk than most traditional bond funds

J.P. MORGAN

Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $250 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.


========================================
Before you invest

Investors considering the fund should
understand that:

o    The value of the fund's shares will
     fluctuate over time. You could lose
     money if you sell when the fund's
     share price is lower than when you
     invested.

o    There is no assurance that the fund
     will meet its investment goal.

o    Future returns will not necessarily
     resemble past performance.

o    The fund invests a portion of
     assets in non-investment-grade
     bonds ("junk bonds") and emerging
     markets debt, which offer higher
     potential yields but have a higher
     risk of default and are more
     sensitive to market risk than
     investment-grade bonds.

o    The fund does not represent a
     complete investment program.

----------------------------------------

  |
2 |
  |

FIXED INCOME MANAGEMENT APPROACH
================================================================================

                                        The J.P. Morgan Institutional Global
                                        Strategic Income Fund invests primarily
                                        in bonds and other fixed income
                                        securities.

                                        The fund's investment philosophy,
                                        developed by its advisor, emphasizes the potential for consistently enhancing performance while managing risk.


                                        FIXED INCOME INVESTMENT PROCESS

                                        J.P. Morgan seeks to generate an
                                        information advantage through the depth
                                        of its global fixed-income research and
                                        the sophistication of its analytical
                                        systems. Using a team-oriented approach,
                                        J.P. Morgan seeks to gain insights in a
                                        broad range of distinct areas and takes
                                        positions in many different ones,
                                        helping the fund to limit exposure to
                                        concentrated sources of risk.

                                        In managing the fund, J.P. Morgan
                                        employs a three-step process that
                                        combines sector allocation, fundamental
                                        research for identifying portfolio
                                        securities, and duration management.

                       [GRAPHIC]        Sector allocation The sector allocation
                                        team meets monthly, analyzing the
 The fund invests across a range        fundamentals of a broad range of sectors
of different types of securities        in which the fund may invest. The team
                                        seeks to enhance performance and manage
                                        risk by underweighting or overweighting
                                        sectors.
                       [GRAPHIC]
                                        Security selection Relying on the
    The fund makes its portfolio        insights of different specialists,
 decisions as described later in        including credit analysts, quantitative
                 this prospectus        researchers, and dedicated fixed income
                                        traders, the portfolio managers make buy
                                        and sell decisions according to the
                                        fund's goal and strategy.
                       [GRAPHIC]
                                        Duration management Forecasting teams
  J.P. Morgan uses a disciplined        use fundamental economic factors to
   process to control the fund's        develop strategic forecasts of the
   sensitivity to interest rates        direction of interest rates. Based on
                                        these forecasts, strategists establish
                                        the fund's target duration (a measure of average weighted maturity of the securities held by the fund and a common measurement of sensitivity to interest rate movements), typically remaining relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the fund and make tactical adjustments as necessary.


                                                                             |
                                            FIXED INCOME MANAGEMENT APPROACH | 3
                                                                             |

J.P. MORGAN INSTITUTIONAL
GLOBAL STRATEGIC INCOME FUND         | TICKER SYMBOL: JPGSX
================================================================================
                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                     (J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC
                                     INCOME FUND)

[GRAPHIC] GOAL

     The fund's goal is to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

[GRAPHIC] INVESTMENT APPROACH

     The fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations (such as the World Bank). The fund may invest directly in mortgages and in mortgage-backed securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally be similar to that of the Lehman Brothers Aggregate Bond Index (currently about four and a half years). At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. The balance of assets may be invested in securities as low as B.

The management team uses the process described on page 3, and also makes country allocations, based primarily on macro-economic factors. With regard to sector allocation, the team uses the model allocation shown at right as a basis, although the actual allocations are adjusted periodically within the ranges indicated. Within each sector, a dedicated team handles securities selection. The fund typically hedges its non-dollar denominated investments back to the U.S. dollar.

[GRAPHIC] POTENTIAL RISKS AND REWARDS

     The fund's share price and total return will vary in response to changes in global bond markets, interest rates, and currency exchange rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of low credit and foreign and emerging markets investment risks, the fund's performance is likely to be more volatile than that of most fixed income funds. The fund's mortgage-backed investments involve the risk of losses due to default or to prepayments that occur earlier or later than expected. Some investments, including directly owned mortgages, may be illiquid. The fund has the potential for long-term total returns that exceed those of more traditional bond funds, but investors should also be prepared for risks that exceed those of more traditional bond funds.

The fund's investments and their main risks, as well as fund strategies, are described in more detail on pages 10-13.


MODEL SECTOR ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]


public/private corporates (range 5-25%)     15%

high yield corporates (range 13-33%)        23%

emerging markets (range 5-25%)              15%

international non-dollar (range 0-25%)      12%

public/private mortgages (range 20-45%)     35%

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $250 billion, including more than $3 billion using the same strategy as this fund.

The portfolio management team is led by Gerard W. Lillis, managing director, who has been at J.P. Morgan since 1978, and by Mark E. Smith, managing director, who joined J.P. Morgan in 1994 from Allied Signal, Inc. where he managed fixed income portfolios and oversaw asset allocation activities across asset classes. Both have been on the team since the fund's inception.

================================================================================
INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.

================================================================================
Annual fund operating expenses(1)                                             (%)
================================================================================
Management fees (actual)                                                    0.45

Marketing (12b-1) fees                                                      none

Other expenses(2)
(after reimbursement)                                                       0.20
--------------------------------------------------------------------------------
Total operating expenses(2)
(after reimbursement)                                                       0.65
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.

--------------------------------------------------------------------------------
                                         1 yr       3 yrs.     5 yrs.    10 yrs.
Your cost($)                               7         21         36         81
--------------------------------------------------------------------------------

  |
4 | J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
  |

====================================================================================================================================


PERFORMANCE (unaudited)
=====================================
Average annual total return (%)             Shows performance over time, for period ended December 31, 1997
=====================================-----------------------------------------------------------------------------------------------

                                                                                                                 Since inception(3)
J.P. Morgan Institutional Global Strategic Income Fund (after expenses)                                                   9.76
------------------------------------------------------------------------------------------------------------------------------------

Lehman Brothers Aggregate Bond Index(4) (no expenses)                                                                    10.30
------------------------------------------------------------------------------------------------------------------------------------


=====================================
Total return (%)                            Shows changes in returns by calendar year
=====================================-----------------------------------------------------------------------------------------------


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                                                                                          1997(3)
J.P. Morgan Institutional Global Strategic Income Fund                                                                    9.76
------------------------------------------------------------------------------------------------------------------------------------

Lehman Brothers Aggregate Bond Index(4)                                                                                  10.30
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================

FINANCIAL HIGHLIGHTS

=====================================
Per-share data                              For fiscal period ended October 31
=====================================-----------------------------------------------------------------------------------------------


                                                                                                                          1997(3)
Net asset value, beginning of period ($)                                                                                   10.00
------------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
   Net investment income ($)                                                                                                0.46
   Net realized and unrealized gain
   on investment and foreign currency ($)                                                                                   0.15
------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations ($)                                                                                        0.61
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:
   Net investment income ($)                                                                                               (0.45)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period ($)                                                                                         10.16
------------------------------------------------------------------------------------------------------------------------------------

Total return (%)                                                                                                            6.15(5)
------------------------------------------------------------------------------------------------------------------------------------


=====================================
Ratios and supplemental data
=====================================-----------------------------------------------------------------------------------------------

Net assets, end of period ($ thousands)                                                                                  105,051
------------------------------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
Expenses (%)                                                                                                                0.65(6)
------------------------------------------------------------------------------------------------------------------------------------

Net investment income (%)                                                                                                   7.12(6)
------------------------------------------------------------------------------------------------------------------------------------

Decrease reflected in expense ratio due to
expense reimbursement (%)                                                                                                   0.53(6)
------------------------------------------------------------------------------------------------------------------------------------

The Financial Highlights above have been audited by Price Waterhouse LLP, the fund's independent accountants

(1) The fund has a master/feeder structure as described on page 9. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets and reflecting reimbursement for ordinary expenses over 0.65%.

(2) Without reimbursement other expenses and total operating expenses would have been 0.73% and 1.18%, respectively, on an annualized basis. There is no guarantee that reimbursement will continue beyond 2/28/99.

(3) The fund commenced operations on 3/17/97. Except in the Financial Highlights, returns reflect performance of the fund from 3/31/97.

(4) The Lehman Brothers Aggregate Bond Index, consisting of U.S. Treasury, agency, corporate and mortgage-backed securities, is an unmanaged index that measures overall bond market performance.

(5)  Not annualized.

(6)  Annualized.



                                                                             |
                      J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND | 5
                                                                             |

YOUR INVESTMENT
================================================================================

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $1,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.


OPENING YOUR ACCOUNT

     By wire

o    Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

     Morgan Guaranty Trust Company of New York
     Routing number: 021-000-238
     Credit: J.P. Morgan Institutional Funds
     Account number: 001-57-689
     FFC: your account number, name of registered owner(s) and fund name

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.


ADDING TO YOUR ACCOUNT

     By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

  |
6 | YOUR INVESTMENT
  |

================================================================================

SELLING SHARES

     By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o    Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o    Mail the letter to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time).

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

================================================================================

                    Shareholder Services Agent
                    J.P. Morgan Funds Services
                    522 Fifth Avenue
                    New York, NY 10036
                    1-800-766-7722


                    Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.
                                                                             |
                                                             YOUR INVESTMENT | 7
                                                                             |

================================================================================

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:


================================================================================
Transaction                               Tax status
--------------------------------------------------------------------------------
Income dividends                          Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains                  Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                   Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of                     Capital gains or
shares owned for more                     losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of                     Gains are treated as ordinary
shares owned for one year                 income; losses are subject
or less                                   to special rules
--------------------------------------------------------------------------------


Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

  |
8 | YOUR INVESTMENT
  |

FUND DETAILS
================================================================================

MASTER/FEEDER STRUCTURE

As noted earlier, the fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when the master portfolio seeks a vote, the funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                       0.45% of the master portfolio's
                                        average net assets
--------------------------------------------------------------------------------
Administrative services                 Master portfolio's and fund's pro-
(fee shared with Funds                  rata portions of 0.09% of the
Distributor, Inc.)                      first $7 billion in J.P. Morgan-
                                        advised portfolios, plus 0.04% of
                                        average net assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services                    0.10% of the fund's average
                                        net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.

                                                                             |
                                                                FUND DETAILS | 9
                                                                             |

================================================================================

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 4). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.

====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Market conditions

o    The fund's share price,            o    Bonds have generally               o    Under normal circumstances the fund plans to
     yield, and total return                 outperformed money market               remain fully invested in bonds and other
     will fluctuate in                       investments over the long               fixed income securities as noted in the table
     response to bond market                 term, with less risk than               on pages 12-13
     movements                               stocks
                                                                                o    The fund seeks to limit risk and enhance total
o    The value of most bonds            o    Most bonds will rise in                 return or yields through careful management,
     will fall when interest                 value when interest rates               sector allocation, individual securities
     rates rise; the longer a                fall                                    selection, and duration management
     bond's maturity and the
     lower its credit quality,          o    Mortgage-backed and                o    During severe market downturns, the fund has
     the more its value                      asset-backed securities                 the option of investing up to 100% of assets
     typically falls                         can offer attractive                    in investment-grade short-term securities
                                             returns
o    Mortgage-backed and                                                        o    J.P. Morgan monitors interest rate trends, as
     asset-backed securities                                                         well as geographic and demographic
     (securities representing                                                        information related to mortgage-backed
     an interest in, or                                                              securities and mortgage prepayments
     secured by, a pool of
     mortgages or other assets
     such as receivables)
     could generate capital
     losses or periods of low
     yields if they are paid
     off substantially earlier
     or later than anticipated

------------------------------------------------------------------------------------------------------------------------------------


Management choices

o    The fund could                     o    The fund could outperform          o    J.P. Morgan focuses its active management on
     underperform its                        its benchmark due to                    those areas where it believes its commitment
     benchmark due to its                    these same choices                      to research can most enhance returns and
     sector, securities, or                                                          manage risks in a consistent way
     duration choices

------------------------------------------------------------------------------------------------------------------------------------


Credit quality

o    The default of an issuer           o    Investment-grade bonds             o    The fund maintains its own policies for
     would leave the fund with               have a lower risk of                    balancing credit quality against potential
     unpaid interest or                      default                                 yields and gains in light of its investment
     principal                                                                       goals
                                        o    Junk bonds offer higher
o    Junk bonds (those rated                 yields and higher                  o    J.P. Morgan develops its own ratings of
     BB/Ba or lower) have a                  potential gains                         unrated securities and makes a credit quality
     higher risk of default,                                                         determination for unrated securities
     tend to be less liquid,
     and may be more difficult
     to value

------------------------------------------------------------------------------------------------------------------------------------


Foreign investments

o    The fund could lose money          o    Foreign bonds, which               o    Foreign bonds are a primary investment for
     because of foreign                      represent a major portion               the fund
     government actions,                     of the world's fixed
     political instability, or               income securities, offer           o    To the extent that the fund invests in
     lack of adequate and                    attractive potential                    foreign bonds, it may manage the currency
     accurate information                    performance and                         exposure of its foreign investments relative
                                             opportunities for                       to its benchmark, and may hedge back into the
o    Currency exchange rate                  diversification                         U.S. dollar from time to time (see also
     movements could reduce                                                          "Derivatives")
     gains or create losses             o    Favorable exchange rate
                                             movements could generate
o    Currency and investment                 gains or reduce losses
     risks tend to be higher in
     emerging markets                   o    Emerging markets can offer
                                             higher returns


------------------------------------------------------------------------------------------------------------------------------------


   |
10 | FUND DETAILS
   |

====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Derivatives

o    Derivatives such as futures,       o    Hedges that correlate              o    The fund uses derivatives for hedging and for
     options, and foreign currency           well with underlying                    risk management (i.e., to adjust duration or
     forward contracts that are              positions can reduce or                 to establish or adjust exposure to particular
     used for hedging the portfolio          eliminate losses at low                 securities, markets, or currencies); risk
     or specific securities may not          cost                                    management may include management of the fund's

     fully offset the underlying                                                     exposure relative to its benchmark
     positions(1)                       o    The fund could make money
                                             and protect against                o    The fund only establishes hedges that it
o    Derivatives used for risk               losses if management's                  expects will be highly correlated with
     management may not have the             analysis proves correct                 underlying positions
     intended effects and may
     result in losses or missed         o    Derivatives that involve           o    While the fund may use derivatives that
     opportunities                           leverage could generate                 incidentally involve leverage, it does not
                                             substantial gains at low                use them for the specific purpose of
o    The counterparty to a                   cost                                    leveraging the portfolio
     derivatives contract could
     default

o    Derivatives that involve
     leverage could magnify losses

------------------------------------------------------------------------------------------------------------------------------------


Illiquid holdings

o    The fund could have                o    These holdings may offer           o    The fund may not invest more than 15% of net
     difficulty valuing these                more attractive yields or               assets in illiquid holdings
     holdings precisely                      potential growth than
                                             comparable widely traded           o    To maintain adequate liquidity to meet
o    The fund could be unable                securities                              redemptions, the fund may hold
     to sell these holdings at                                                       investment-grade short-term securities
     the time or price desired                                                       (including repurchase agreements) and, for
                                                                                     temporary or extraordinary purposes, may
                                                                                     borrow from banks up to 33 1/3% of the value
                                                                                     of its assets

------------------------------------------------------------------------------------------------------------------------------------


When-issued and delayed delivery
securities

o    When the fund buys                 o    The fund can take                  o    The fund uses segregated accounts to offset
     securities before issue                 advantage of attractive                 leverage risk
     or for delayed delivery,                transaction opportunities
     it could be exposed to
     leverage risk if it does
     not use segregated
     accounts

------------------------------------------------------------------------------------------------------------------------------------


Short-term trading

o    Increased trading would            o    The fund could realize             o    The fund anticipates a portfolio turnover
     raise the fund's                        gains in a short period                 rate of approximately 300%
     transaction costs                       of time
                                                                                o    The fund generally avoids short-term trading,
o    Increased short-term               o    The fund could protect                  except to take advantage of attractive or
     capital gains                           against losses if a bond                unexpected opportunities or to meet demands
     distributions would raise               is overvalued and its                   generated by shareholder activity
     shareholders' income tax                value later falls
     liability

------------------------------------------------------------------------------------------------------------------------------------


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities that is granted in exchange for an agreed-upon sum. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                            |
                                                               FUND DETAILS | 11
                                                                            |

================================================================================

================================================================================
Investments
================================================================================

This table discusses the customary types of securities which can be held by the fund. In each case the principal types of risk (along with their definitions) are listed on the following page. This table reads across two pages.


--------------------------------------------------------------------------------
Asset-backed securities Bonds or notes backed by unsecured debt, such as credit card receivables; these securities are often guaranteed or over-collateralized to enhance their credit quality.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgages (directly held) Domestic debt instrument which gives the lender a lien on property as security for the loan repayment.
--------------------------------------------------------------------------------
Mortgage dollar rolls The sale of mortgage-backed securities with the commitment to buy back similar securities at a future date and at an agreed upon price. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities backed by pools of mortgages (such as Ginnie Maes, Fannie Maes and Freddie Macs), including pass through certificates, and other senior classes of collateralized mortgage obligations (CMOs) or stripped mortgage-backed securities.
--------------------------------------------------------------------------------
Participation interests Securities representing an interest in another security or in bank loans.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
Repurchase agreements Agreements between a seller and a buyer whereby the seller agrees to repurchase the securities at an agreed upon price and at a stated time.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- and non-dollar-denominated securities issued to refinance foreign government bank loans and other debt.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

   |
12 | FUND DETAILS
   |

================================================================================

================================================================================
*    Permitted (and if applicable, percentage limitation of net assets)
o    Permitted, but not typically used



                                                                           Global Strategic
                      Principal Types of Risk                              Income Fund
-------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                         *

-------------------------------------------------------------------------------------------
credit, currency, liquidity, political                                            *

-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                     o

-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          o

-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          *

-------------------------------------------------------------------------------------------
credit, extension, interest rate, market, natural event, prepayment, valuation    *

-------------------------------------------------------------------------------------------
extension, interest rate, leverage, liquidity, market, prepayment                 * 33 1/3%

-------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political,          *
prepayment

-------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment      *

-------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                               *

-------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, natural event, prepayment, valuation    *

-------------------------------------------------------------------------------------------
credit                                                                            *

-------------------------------------------------------------------------------------------
credit, currency, interest rate, market, political                                *

-------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political                      *

-------------------------------------------------------------------------------------------
interest rate                                                                     *

-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          *

-------------------------------------------------------------------------------------------



Risk related to certain securities held by J.P. Morgan Institutional Global Strategic Income Fund:

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk The risk the costs associated with a liability are more than the obligation of the fund with regard to the underlying instrument.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Market risk The risk that the market value of an investment may move up or down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all investments and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

Prepayment risk The risk that unanticipated prepayments may occur, reducing the value of asset-backed, mortgages, mortgage-related securities and participation interests.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


                                                                            |
                                                               FUND DETAILS | 13
                                                                            |

================================================================================
FOR MORE INFORMATION
================================================================================

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents may be obtained by contacting:

J.P. Morgan Institutional Global Strategic Income Fund
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07342 and 033-54642.

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.


     JP MORGAN
================================================================================
     J.P. Morgan Institutional Funds

     Advisor                                     Distributor
     Morgan Guaranty Trust Company of New York   Funds Distributor, Inc.
     522 Fifth Avenue                            60 State Street
     New York, NY 10036                          Boston, MA 02109
     1-800-766-7722                              1-800-221-7930

                                                                     PROS308-983

                         J.P. MORGAN INSTITUTIONAL FUNDS




                 J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
                       J.P. MORGAN INSTITUTIONAL BOND FUND
             J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND




                       STATEMENT OF ADDITIONAL INFORMATION



                                  MARCH 2, 1998


























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 2, 1998 FOR THE FUND OR FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM FUNDS DISTRIBUTOR, INC.,
ATTENTION: J.P. MORGAN INSTITUTIONAL FUNDS (800) 221-7930.

i:\dsfndlgl\institut\0198fix.pea\bondsai.doc

                              Table of Contents


                                                                       PAGE

General.................................                                  1
Investment Objectives and Policies......                                  1
Investment Restrictions.................                                  28
Trustees and Officers...................                                  34
Investment Advisor......................                                  39
Distributor.............................                                  42
Co-Administrator........................                                  42
Services Agent..........................                                  43
Custodian and Transfer Agent............                                  45
Shareholder Servicing...................                                  45
Financial Professionals.................                                  47
Independent Accountants.................                                  47
Expenses................................                                  47
Purchase of Shares......................                                  48
Redemption of Shares....................                                  48
Exchange of Shares......................                                  49
Dividends and Distributions.............                                  49
Net Asset Value.........................                                  49
Performance Data........................                                  50
Portfolio Transactions..................                                  52
Massachusetts Trust.....................                                  54
Description of Shares...................                                  55
Special Information Concerning
  Investment Structure...................                                 57
Taxes....................................                                 58
Additional Information...................                                 63
Financial Statements.....................                                 64
Appendix A - Description of Security
 Ratings................................                              Appendix-1


i:\dsfndlgl\institut\0198fix.pea\bondsai.doc

GENERAL

         This Statement of Additional Information relates only to J.P. Morgan Institutional Short Term Bond Fund, J.P. Morgan Institutional Bond Fund and J.P. Morgan Institutional Global Strategic Income Fund (collectively, the "Funds"). Each of the Funds is a series of shares of beneficial interest of J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds to enable investors to select the Funds which best suit their needs. The J.P. Morgan Institutional Funds operate through a two-tier master-feeder investment fund structure.

         This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective as the Fund. Each Fund invests in a Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

         Each Portfolio is advised by Morgan Guaranty Trust Company of New York ("Morgan" or the "Advisor").

         Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan or any other bank. Shares of a Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVES AND POLICIES

         J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND (the "Short Term Bond Fund") is designed for investors who place a strong emphasis on conservation of capital but who also want a return greater than that of a money market fund or other very low risk investment vehicles. The Fund is appropriate for investors who do not require the stable net asset value typical of a money market fund but who want

i:\dsfndlgl\pierpont\0198fix.pea\bondsai.wpf
less price fluctuation than is typical of a longer-term bond fund. The Short Term Bond Fund's investment objective is to provide a high total return while attempting to limit the likelihood of negative quarterly returns. The Short Term Bond Fund seeks to achieve this high total return to the extent consistent with modest risk of capital and the maintenance of liquidity. The Short Term Bond Fund attempts to achieve its investment objective by investing all of its investable assets in The Short Term Bond Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Short Term Bond Fund.

         The Portfolio attempts to achieve its investment objective by investing primarily in the corporate and government debt obligations and related securities of domestic and foreign issuers described in this Statement of Additional Information.

         J.P. MORGAN INSTITUTIONAL BOND FUND (the "Bond Fund") is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Bond Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Bond Fund will fluctuate, the Bond Fund attempts to conserve the value of its investments to the extent consistent with its objective. The Bond Fund attempts to achieve its objective by investing all of its investable assets in The U.S. Fixed Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Bond Fund.

         The Portfolio attempts to achieve its investment objective by investing primarily in high grade and investment grade corporate and government debt obligations and related securities of domestic and foreign issuers described in the Prospectus and this Statement of Additional Information.

         J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND (the "Global Strategic Income Fund") is designed for the aggressive investor seeking to diversify an investment portfolio by investing in fixed-income securities of foreign and domestic issuers. The Global Strategic Income Fund's investment objective is high total return from a portfolio of fixed-income securities of foreign and domestic issuers. The Global Strategic Income Fund seeks to achieve its objective by investing all of its investable assets in the Global Strategic Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Global Strategic Income Fund.

     The Portfolio attempts to achieve its investment objective by investing primarily in mortgage-backed securities and direct mortgage obligations; below investment grade debt obligations of U.S. and non-U.S. issuers; investment grade U.S. dollar-denominated debt obligations of U.S. and non-U.S. issuers; investment grade non-dollar denominated debt obligations of non-U.S. issuers; and obligations of emerging market issuers.


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                                                         2

         The following discussion supplements the information regarding the investment objective of each of the Funds and the policies to be employed to achieve this objective by their corresponding Portfolios as set forth above and in the Prospectus. The investment objective of each Fund and its corresponding Portfolio is identical. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio; similarly, references to a Portfolio also include the corresponding Fund that invests in the Portfolio unless the context requires otherwise.

CORPORATE BONDS AND OTHER DEBT SECURITIES

         Each Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

         GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment

i:\dsfndlgl\pierpont\0198fix.pea\bondsai.wpf
conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

         Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

         Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in real property and other permitted investments. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

         CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their

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cash flow  patterns  are more  volatile  and  there is a  greater  risk that the initial investment will not be fully recouped.

         Mortgages (directly held). The Global Strategic income Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Advisor.

         The directly placed mortgages in which the Global Strategic Income Fund invests may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Advisor. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

         ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Portfolio accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares,

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the  applicable  Fund will have  fewer  assets  with  which to  purchase  income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

         CORPORATE FIXED INCOME SECURITIES. Each Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

MONEY MARKET INSTRUMENTS

         Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Funds appears below.
Also see "Quality and Diversification Requirements."

         U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith

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and credit of the United States include  obligations of the Government  National
Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert
a  claim   against  the  United  States  itself  in  the  event  the  agency  or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal
National  Mortgage  Association,   which  are  supported  by  the  discretionary
authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Asset Limitation is not applicable to the Global Strategic Income Fund. See "Foreign Investments." The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York acting as agent, for no additional fee, in its capacity as investment advisor to the Portfolios and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation.

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The  borrower  has the  right  to pay  without  penalty  all or any  part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

         Each of the Funds may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.


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TAX EXEMPT OBLIGATIONS

     In certain circumstances the Bond and Short Term Bond Funds may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

         MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL  NOTES.  Municipal notes are subdivided into three  categories of
short-term   obligations:   municipal  notes,  municipal  commercial  paper  and
municipal demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest

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rate paid on the notes.  They permit the holder to demand  payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

FOREIGN INVESTMENTS

         The Global Strategic Income Fund makes substantial investments in foreign countries. The Bond and Short Term Bond Funds may invest in certain foreign securities. The Short Term Bond and Bond Funds may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. Neither the Bond or Short Term Bond Funds expect to invest more than 25% of their respective total assets at the time of purchase in securities of foreign issuers. In the case of the Bond and Short Term Bond Funds, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or in other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a foreign securities. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in foreign securities. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be

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established by a depositary without participation by the issuer of the receipt's underlying security. An unsponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign security. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

         Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

         Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgement against a foreign issuer. Any foreign investment made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.


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         Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Each Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure. See "Foreign Currency Exchange Transactions" below.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because each Portfolio may buy and sell securities and receive interest in currencies other than the U.S. dollar, a Portfolio may enter from time to time into foreign currency exchange transactions. The Portfolio either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Portfolio's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Portfolio may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. A Portfolio may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Portfolio would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Portfolio will only enter into forward contracts to sell a foreign currency for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased against the hedged currency

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and the U.S.  dollar.  The precise  matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         SOVEREIGN FIXED INCOME SECURITIES. Each of the Funds may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         BRADY BONDS. The Global Strategic Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.


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         OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Global Strategic Income Fund
may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and
the  Inter-American   Development  Bank.  Each  supranational  entity's  lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

INVESTING IN EMERGING MARKETS

         The Global Strategic Income Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and such Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Fund's securities are quoted would reduce the Fund's net asset value.

         RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons.

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Repatriation of investment  income and capital from certain  emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Portfolio.

ADDITIONAL INVESTMENTS

         CONVERTIBLE SECURITIES. Each of the Funds may invest in convertible securities of domestic and, subject to the Fund's investment restrictions, foreign issuers. The convertible securities in which a Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Bond and Short Term Bond Funds not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. The Global Strategic Income Fund may also enter into other forward commitments to purchase or sell securities.

         STRUCTURED SECURITIES. The Global Strategic Income Fund may invest in structured securities, including currency linked securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude

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of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices.

         RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

         MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

         LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

         CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

     CREDIT  RISK.   Derivative   securities  and  over-the-counter   derivative
contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

         LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

     INTEREST RATE SWAPS. In connection with interest rate swaps, the Global Strategic Income Fund will segregate cash or liquid securities to cover any

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amounts it could owe under  swaps  that  exceed the  amounts it is  entitled  to receive, and it will adjust that amount daily, as needed. During the term of a swap, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund is exposed to credit loss in the event of nonperformance by the other party to the swap.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its PRO RATA portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.

         REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Fund's limitations on reverse repurchase agreements and bank borrowings.

         MORTGAGE DOLLAR ROLL TRANSACTIONS. The Funds may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Fund sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any

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interest or principal paid on the securities  sold. The Fund is compensated  for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions.

         LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, each Fund is permitted to lend securities in an amount up to 33 1/3% of the value of its total assets. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund

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deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

QUALITY AND DIVERSIFICATION REQUIREMENTS

         Each Fund intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of the Funds are subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         Each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".

         SHORT TERM BOND AND BOND FUNDS. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.

         The Bond and Short Term Bond Funds invest in a diversified portfolio of securities that are considered "high grade," "investment grade" and "below investment grade" as described in Appendix A. In addition, at the time the Funds

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invest in any commercial  paper,  bank obligation or repurchase  agreement,  the issuer  must have  outstanding  debt rated A or higher by Moody's or  Standard &
Poor's,  the  issuer's  parent  corporation,   if  any,  must  have  outstanding
commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. See below.

         BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

         THE GLOBAL STRATEGIC INCOME FUND. The higher total return sought by the Global Strategic Income Fund is generally obtainable from high yield high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by Standard & Poor's. The Global Strategic Income Fund may invest in securities rated as low as B by Moody's or Standard & Poor's, which may indicate that the obligations are speculative to a high degree and in default. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The Global Strategic Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Global Strategic Income Fund may also invest in unrated securities which, in the opinion of the Advisor, offer comparable yields and risks to the rated securities in which the Fund may invest.

         Debt securities that are rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income, including the possibility of default or bankruptcy of the issuer of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. Although the

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Advisor  seeks to  minimize  these  risks  through  diversification,  investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Advisor will be successful in limiting the Global Strategic Income Fund's exposure to the risks associated with lower rated securities. Because the Global Strategic Income Fund invests in securities in the lower rated categories, the achievement of the Fund's investment objective is more dependent on the Advisor's ability than would be the case if the Fund were investing in securities in the higher rated categories.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Portfolio's net asset value.

         Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of the Global Strategic Income Fund's investments in high yield securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Global Strategic Income Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Global Strategic Income Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

OPTIONS AND FUTURES TRANSACTIONS

         The Funds may (a) purchase exchange traded and over-the-counter (OTC) put and call options on fixed income securities and indexes of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indexes of fixed income securities, and (c) purchase put and call options on futures contracts on fixed income securities and indexes of fixed income securities. The Global Strategic income Fund may also sell (write) put and call options, including options on futures contracts. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

         Each of the Funds may use futures contracts and options for hedging purposes. The Funds may not use futures contracts and options for speculation.

         Each of the Funds may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options

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positions involve multiple trades,  they result in higher  transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

OPTIONS

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

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         The features of call options are  essentially  the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         SELLING  (WRITING) PUT AND CALL OPTIONS (GLOBAL  STRATEGIC  INCOME FUND
ONLY). When the Global Strategic Income Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Global Strategic Income Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Global Strategic Income Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Global Strategic Income Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Global Strategic Income Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         OPTIONS ON INDEXES. Each of the Funds may purchase put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not

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involve the actual  purchase or sale of securities.  In addition,  these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         EXCHANGE TRADED AND OTC OPTIONS. All options purchased by a Portfolio will be traded on a securities exchange or will be purchased by securities dealers (OTC options) that meet creditworthiness standards approved by the Portfolio's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

FUTURES CONTRACTS

         When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

         When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the

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delivery date. However,  when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its Custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not
constitute   purchasing   on  margin  for   purposes  of  a  Fund's   investment
restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         Each Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell futures contracts and purchase put and call options, including put and call options on futures contracts. In addition, the Global Strategic Income Fund may sell (write) put and call options, including options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.


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         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

COMBINED POSITIONS. The Global Strategic Income Fund is permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell futures contracts or purchase put and call options, including put and call options on futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and

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may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, the Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed.
Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

RISK MANAGEMENT

         The Global Strategic Income Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


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PORTFOLIO TURNOVER

         The table below sets forth the portfolio turnover rates for the Portfolios corresponding to the Funds. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

THE SHORT TERM BOND PORTFOLIO (SHORT TERM BOND FUND) -- For the fiscal year ended October 31, 1996: 191%. For the fiscal year ended October 31, 1997: 219%.

THE U.S. FIXED INCOME PORTFOLIO (BOND FUND) -- For the fiscal year ended October 31, 1996: 186%. For the fiscal year ended October 31, 1997: 93%.

THE GLOBAL STRATEGIC INCOME PORTFOLIO (GLOBAL STRATEGIC INCOME FUND) -- For the period March 17, 1997 (commencement of operations) through October 31, 1997:
212%.

INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust with respect to each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

The SHORT TERM BOND FUND and its corresponding PORTFOLIO may not:

1. Purchase securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry

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concentration, there is no percentage limitation with respect to investments in
U.S. Government securities;

2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

3. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

4. Borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's or the Portfolio's total assets, taken at cost at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's and the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). The Fund will not mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Fund's or the Portfolio's net assets at the time of such borrowing. The Fund or the Portfolio will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

5. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Fund is permitted to incur pursuant to Investment Restriction No. 4 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

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



7. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts, except for the Fund's interests in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts, and purchase instruments secured by real estate or interests therein;

8. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except to obtain such short-term credit as necessary for the clearance of purchases and sales of securities; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective and restrictions as the Fund; or

10. Act as an underwriter of securities.

The BOND FUND and its corresponding PORTFOLIO may not:

1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction No. 8. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to 30% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;


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3. Purchase the securities of an issuer if, immediately after such purchase, the
Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

4. Purchase securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, commodity contracts, except for the Fund's interest in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

8. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Fund is permitted to incur pursuant to Investment Restriction No. 1 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

10. Act as an underwriter of securities.


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



         Unless Section 8(b)(1), and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof, are amended or modified, the GLOBAL STRATEGIC INCOME FUND and its corresponding Portfolio may not:

     1. Purchase any security if, as a result, more than 25% of the value of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with non-fundamental restriction no. (v), the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one third of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings)(i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreement entered into by the Fund.1

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) make direct investments in mortgages,
(v) purchase and sell mortgage-related securities and (vi) hold and sell real estate acquired by the Fund as a result of the ownership of securities including mortgages.

     6. Purchase or sell commodities or commodity contracts, unless acquired as a result of the ownership of securities or instruments, except the Fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

-------- 1Although the Portfolio is permitted to fulfill plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets, the Portfolio has no current intention of engaging in this form of leverage.


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                                                        32

     7. With respect to 75% of its total assets, purchase securities of an issuer (other than the U. S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities), if:

     a. such purchase would cause more than 5% of the Fund's total assets to be invested in the securities of such issuer; or

     b. Such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - BOND FUND, SHORT TERM BOND FUND. The investment restriction described below is not a fundamental policy of these Funds or their corresponding Portfolios and may be changed by their respective Trustees. This non-fundamental investment policy requires that each such Fund may not:

(i) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - GLOBAL STRATEGIC INCOME FUND. The investment restrictions described below are not fundamental policies of the Funds and their corresponding Portfolios and may be changed by the Trustees. These non-fundamental investment policies require that each Fund may not:

(i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

(ii) Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

(iii) Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short;

(iv) Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions; or

(v) Make loans, except that the Fund (1) may lend portfolio securities with a value not exceeding one third of the Fund's total assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt obligations (including privately issued debt obligations and direct investments in mortgages), bank loan participation and subparticipation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.


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                                                        33

         ALL FUNDS. There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, Morgan may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if Morgan determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, Morgan may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

TRUSTEES

         The Trustees of the Trust, who are also the Trustees of each of the Portfolios, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

     FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, TX 78746, and his date of birth is January 1, 1932.

         WILLIAM G. BURNS--Trustee; Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, FL 32779, and his date of birth is November 2, 1932.

         ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, NJ 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY2--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address

-------- 2Mr. Healey is an "interested person" of the Trust, the Advisor and each Portfolio as that term is defined in the 1940 Act.


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                                                        34
is 10 Charnwood  Drive,  Suffern,  NY 10910,  and his date of birth is March 17,
1934.

         The Trustees of the Trust are the same as the Trustees of each of the Portfolios. In accordance with applicable state requirements, a majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same

         The Trustees of the Trust are the same as the Trustees of each of the Portfolios. A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Funds, up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1997 are set forth below.


                                                                                    TOTAL TRUSTEE COMPENSATION
                                                                                    ACCRUED BY THE MASTER
                                                   AGGREGATE TRUSTEE                PORTFOLIOS(*), J.P. MORGAN
                                                   COMPENSATION                     FUNDS, J.P. MORGAN SERIES
                                                   PAID BY THE                      TRUST AND THE TRUST DURING
NAME OF TRUSTEE                                    TRUST DURING 1997                1997(**)
---------------                                    -----------------                --------
-------------------------------------------------- -------------------------------- --------------------------------------------
Frederick S. Addy, Trustee                         $11,772.77                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

William G. Burns, Trustee                          $11,786.38                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

Arthur C. Eschenlauer, Trustee                     $11,786.38                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

Matthew Healey, Trustee(***),                      $11,786.38                       $72,500
  Chairman and Chief Executive
  Officer
-------------------------------------------------- -------------------------------- --------------------------------------------

Michael P. Mallardi, Trustee                       $11,786.38                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

(*) Includes the Portfolios, and 19 other portfolios (collectively the "Master Portfolios") for which Morgan acts as investment advisor.



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                                                        35

(**) No investment company within the fund complex has a pension or retirement plan. Currently there are 18 investment companies (15 investment companies comprising the Master Portfolios, the Trust, J.P. Morgan Funds and J.P. Morgan Series Trust) in the fund complex.

     (***) During 1997, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $147,500, contributed $22,100 to a defined contribution plan on his behalf and paid $20,500 in insurance premiums for his benefit.

         The Trustees, in addition to reviewing actions of the Trust's and the Portfolios' various service providers, decide upon matters of general policy. Each of the Portfolios and the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds, and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolios and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees.

         The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal years are set forth below:

SHORT TERM BOND FUND -- For the fiscal year ended October 31, 1995: $4,748. For the fiscal year ended October 31, 1996: $568. For the fiscal year ended October 31, 1997: $900.

THE SHORT TERM BOND PORTFOLIO -- For the fiscal year ended October 31, 1995:
$5,573. For the fiscal year ended October 31, 1996: $1,005. For the fiscal year ended October 31, 1997: $1,343.

     BOND FUND -- For the fiscal year ended October 31, 1995: $29,276. For the fiscal year ended October 31, 1996: $30,044. For the fiscal year ended October 31, 1997: $29,814.

THE U.S. FIXED INCOME PORTFOLIO --For the fiscal year ended October 31, 1995:
$40,729. For the fiscal year ended October 31, 1996: $36,922. For the fiscal year ended October 31, 1997: $35,577.

GLOBAL STRATEGIC INCOME FUND -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: 1,573.

GLOBAL STRATEGIC INCOME PORTFOLIO -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $1,574.


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



OFFICERS

         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and each Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts
02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI and Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies advised or administered by the Dreyfus Corporation ("Dreyfus") or its affiliates. From December 1991 to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Manager of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. Prior to March 1993, Mr. Conroy was employed as a fund accountant at The Boston Company, Inc. His date of birth is March 31, 1969.

     JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer of the Portfolios only (excluding the Global Strategic Income Portfolio). Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Prior to October 1994, Mrs. Henning was head of mutual funds at Morgan Grenfell in Cayman and for five years was Managing Director of Bank of Nova Scotia Trust Company (Cayman) Limited from September 1988 to September 1993. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands. Her date of birth is March 24, 1942.

     RICHARD W. INGRAM; President and Treasurer. Executive Vice President and Director of Client Services and Treasury Administration of FDI, Senior Vice President of Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc. (together "RCM"), Waterhouse Investors Cash Management Fund, Inc. ("Waterhouse") and certain investment companies advised or administered by

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                                                        37

Dreyfus or Harris Trust and Savings Bank ("Harris") or their respective affiliates. Prior to April 1997, Mr. Ingram was Senior Vice President and Director of Client Services and Treasury Administration of FDI. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. His date of birth is September 15, 1955.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Assistant Vice President of FDI and an officer of RCM, Waterhouse and Harris or their respective affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

         CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Associate General Counsel of FDI and Premier Mutual and an officer of Waterhouse and certain investment companies advised or administered by Harris or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

         LENORE J. MCCABE; Assistant Secretary and Assistant Treasurer of the
Portfolios only (excluding the Global Strategic Income Portfolio).   Assistant
Vice President, State Street Bank and Trust Company since November 1994. Assigned as Operations Manager, State Street Cayman Trust Company, Ltd. since February 1995. Prior to November, 1994, employed by Boston Financial Data Services, Inc. as Control Group Manager. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands. Her date of birth is May 31, 1961.

         MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, an officer of RCM, Waterhouse and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. From 1989 to 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Supervisor for the Budgeting and Expense Division. Prior to September 1995, Ms. Pace served as a Funds Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as

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                                                        38

Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

         CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

     JOSEPH F. TOWER III; Vice President and Assistant Treasurer. Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual and an officer of Waterhouse and certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc. His date of birth is June 13, 1962.

INVESTMENT ADVISOR

         The Advisor, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a bank holding company organized under the laws of the State of Delaware. The Advisor, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. The Advisor is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, the Advisor offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $250 billion.

         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, Melbourne and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's

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fixed  income  investment  process is based on analysis  of real  rates,  sector diversification and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The Short Term Bond Portfolio--Merrill Lynch 1-3 Year Treasury Index; The U.S. Fixed Income Portfolio--Salomon Brothers Broad Investment Grade Bond Index; The Global Strategic Income Portfolio--The Lehman Brothers Aggregate Bond Index.

         J.P. Morgan Investment Management Inc., also a wholly owned subsidiary of J.P. Morgan, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which the Advisor serves as trustee. J.P. Morgan Investment Management Inc. advises the Advisor on investment of the commingled pension trust funds.

     The Portfolios are managed by officers of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of J.P. Morgan Investment Management Inc. and certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.

SHORT TERM BOND: 0.25%

U.S. FIXED INCOME: 0.30%


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GLOBAL STRATEGIC INCOME: 0.45%

         The table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to the Advisor for the fiscal period indicated.

THE SHORT TERM BOND PORTFOLIO (Short Term Bond Fund) --   For the fiscal year
ended October 31, 1995: $146,335.  For the fiscal year ended October 31, 1996:
$50,319.  For the fiscal year ended October 31, 1997: $92,126.

     THE U.S. FIXED INCOME PORTFOLIO (Bond Fund) -- For the fiscal year ended October 31, 1995: $1,339,147. For the fiscal year ended October 31, 1996:
$2,402,660. For the fiscal year ended October 31, 1997: $2,908,384.

THE GLOBAL STRATEGIC INCOME PORTFOLIO (Global Strategic Income Fund) -- For the period March 17, 1997 (commencement of operations) through October 31, 1997:
$212,934.

         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolios contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolios.

         If the Advisor were prohibited from acting as investment advisor to any Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment

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                                                        41
advisory agreement with another qualified investment advisor selected by the Trustees.

         Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual

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                                                        42

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complex-wide  charge of $425,000 plus FDI's out-of-pocket  expenses.  The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, J.P. Morgan Funds, the Master Portfolios and other investment companies subject to similar agreements with FDI.

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.

SHORT TERM BOND FUND -- For the period August 1, 1996 through October 31, 1996:
$137.  For the fiscal year ended October 31, 1997: $764.

THE SHORT TERM BOND PORTFOLIO -- For the period August 1, 1996 through October 31, 1996: $156. For the fiscal year ended October 31, 1997: $886.

     BOND FUND -- For the  period  August  1, 1996  through  October  31,  1996:
$7,415. For the fiscal year ended October 31, 1997: $25,518.

THE U.S. FIXED INCOME PORTFOLIO -- For the period August 1, 1996 through October 31, 1996: $6,419. For the fiscal year ended October 31, 1997: $23,296.

GLOBAL STRATEGIC INCOME FUND -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $1,378.

THE GLOBAL STRATEGIC INCOME PORTFOLIO -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $889.

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolios prior to August 1,
1996) for the fiscal periods indicated.

     SHORT  TERM  BOND FUND -- For the  fiscal  year  ended  October  31,  1995:
$13,185. For the period November 1, 1995 through July 31, 1996: $1,332.

THE SHORT TERM BOND PORTFOLIO -- For the fiscal year ended October 31, 1995:
$4,485.  For the period November 1, 1995 through July 31, 1996: $1,547.

     BOND FUND -- For the fiscal year ended October 31, 1995: $85,904. For the period November 1, 1995 through July 31, 1996: $67,809.

THE U.S. FIXED INCOME PORTFOLIO -- For the fiscal year ended October 31, 1995:
$27,436.  For the period November 1, 1995 through July 31, 1996: $65,610.

SERVICES AGENT

         The Trust, on behalf of each Fund, and the Portfolios have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or

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                                                        43

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Morgan,  in each case on not more  than 60 days' nor less than 30 days'  written notice to the other party.

         Under the Services Agreements, each of the Funds and its corresponding Portfolio has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that their net assets bear to the total net assets of the Trust, J.P. Morgan Funds, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, each Fund and its corresponding Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' average daily net assets in excess of $7 billion. Prior to December 29, 1995, the Trust and each Portfolio had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above and, prior to September 1, 1995, also included reimbursement of usual and customary expenses.

         The table below sets forth for each Fund listed and its corresponding Portfolio the fees paid to Morgan, net of fee waivers and reimbursements, as Services Agent. See "Expenses" in the Prospectus and below for applicable expense limitations.

SHORT TERM BOND FUND -- For the fiscal year ended October 31, 1995: $(91,382)*. For the fiscal year ended October 31, 1996: $(83,872).* For the fiscal year ended October 31, 1997: $(91,821).

THE SHORT TERM BOND PORTFOLIO -- For the fiscal year ended October 31, 1995:
$(21,070)*. For the fiscal year ended October 31, 1996: $(42,274).* For the fiscal year ended October 31, 1997: $(99,895).

BOND FUND -- For the fiscal year ended October 31, 1995: $(146,399).* For the fiscal year ended October 31, 1996: $(18,383).* For the fiscal year ended October 31, 1997: $234,599.

----------------------
(*) Indicates a reimbursement by Morgan for expenses in excess of its fees under the Services Agreements. No fees were paid for the fiscal period.



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THE U.S. FIXED INCOME PORTFOLIO --For the fiscal year ended October 31, 1995:
$167,081. For the fiscal year ended October 31, 1996: $191,348. For the fiscal year ended October 31, 1997: $265,098.

GLOBAL STRATEGIC INCOME FUND -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $(165,680).*

THE GLOBAL STRATEGIC INCOME PORTFOLIO -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $(54,641).*

----------------------
(*) Indicates a reimbursement by Morgan for expenses in excess of its fees under the Services Agreements. No fees were paid for the fiscal period.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent and each Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio trans actions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, the Custodian employs various subcustodians who were approved by the Trustees of the Portfolios in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. As Transfer Agent and Dividend Disbursing Agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account administrative and servicing functions, which includes but is not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.


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         Under the Shareholder Servicing Agreement,  each Fund has agreed to pay
Morgan for these services a fee at the following annual rates (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent): Short Term Bond and Bond Funds, 0.075%; Global Strategic Income Fund, 0.10%. Morgan acts as shareholder servicing agent for all shareholders.

         The  table  below  sets  forth  for each Fund  listed  the  shareholder
servicing   fees  paid  by  each  Fund  to  Morgan,   net  of  fee  waivers  and
reimbursements, for the fiscal periods indicated. See "Expenses" in the Prospectus and below for applicable expense limitations.

     SHORT  TERM  BOND FUND -- For the  fiscal  year  ended  October  31,  1995:
$24,729. For the fiscal year ended October 31, 1996: $7,885. For the fiscal year ended October 31, 1997: $18,131.

BOND FUND -- For the fiscal year ended October 31, 1995: $161,357. For the fiscal year ended October 31, 1996: $472,758. For the fiscal year ended October 31, 1997: $608,161.

GLOBAL STRATEGIC INCOME FUND -- For the period March 17, 1997 (commencement of operations) through October 31, 1997: $47,162.

         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements and in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, Morgan believes that it may properly perform these services and the other activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         Each Fund may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.


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



FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not remitted to the Fund or Morgan.

         Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036. Price Waterhouse LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator and Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds or the

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



Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolios, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

PURCHASE OF SHARES

         Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of Morgan or a Financial Professional include customers of their affiliates and references to transactions by customers with Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Morgan, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); and (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional, and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus.

         If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of all of the Funds and their corresponding Portfolios (except the Global Strategic Income Portfolio), have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and the corresponding Portfolios

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are  obligated to redeem  shares  solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

         FURTHER REDEMPTION INFORMATION. The Trust, on behalf of a Fund, and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

         An investor may exchange shares from any J.P. Morgan Institutional Fund into any other J.P. Morgan Institutional Fund, J.P. Morgan Fund or J.P. Morgan Series Trust, as described in the Prospectus. For complete information, the Prospectus as it relates to the Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described in the Prospectus.

         Determination of the net income for the Funds is made at the times described in the Prospectus; in addition, net investment income for days other than business days is determined at the time net asset value is determined on the prior business day.

NET ASSET VALUE

         Each of the Funds computes its net asset value once daily on Monday through Friday at the time described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds and the Portfolios may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by

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applicable law.  The days on which net asset value is determined are the Funds'
business days.

         The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolios corresponding to each Fund in valuing their assets.

         The value of investments listed on a domestic securities exchange, is based on the last sale prices on such exchange. In the absence of recorded sales, investments are valued at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale prices on such exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign exchanges and OTC markets is normally completed before the close of trading of the New York Stock Exchange (normally 4:00 p.m.) and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of yield, actual distributions, average annual and aggregate total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

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         YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

         Below is set forth historical yield information for the Funds for the periods indicated:

SHORT TERM BOND FUND (12/31/97): 30-day yield: 6.37%.

BOND FUND (12/31/97): 30-day yield: 6.59%.

GLOBAL STRATEGIC INCOME FUND (12/31/97): 30-day yield: 7.59%.

         TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Historical performance for periods prior to the establishment of the Short Term Bond and Bond Funds will be that of their corresponding predecessor J.P. Morgan Fund and will be presented in accordance with applicable SEC staff interpretations.

         Below is set forth historical return information for each Fund or its related series of J.P. Morgan Funds for the periods indicated:

SHORT TERM BOND FUND (12/31/97): Average annual total return, 1 year: 6.40%; average annual total return, 5 years: N/A; average annual total return, commencement of operations(*) to period end: 5.29%; aggregate total return, 1 year: 6.40%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations(*) to period end: 26.05%.

BOND FUND (12/31/97): Average annual total return, 1 year: 9.29%; average annual total return, 5 years: 7.41%; average annual total return, commencement of operations(*) to period end: 8.12%; aggregate total return, 1 year: 9.29%;

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aggregate total return, 5 years: 42.95%; aggregate total return, commencement of operations(*) to period end: 115.04%.

GLOBAL STRATEGIC  INCOME FUND  (12/31/97):  Average annual total return, 1 year:
N/A; average annual total return, 5 years: N/A%; average annual total return, commencement of operations (March 14, 1997) to period end: 8.58%; aggregate total return, 1 year: N/A; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (March 14, 1997) to period end: 8.58%.

         GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."


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         Fixed  income and debt  securities  and  municipal  bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions for the Portfolios corresponding to the Funds will be undertaken principally to accomplish a Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolios corresponding to the Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies -- Portfolio Turnover."

         In connection with portfolio transactions for the Portfolios, the Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of each Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolios will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and

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consistent  with its fiduciary  obligations to a Portfolio.  In some  instances, this procedure might adversely affect a Portfolio.

         If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds" and each Fund's name changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund or of any other series of the Trust and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. How ever, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.


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         The Trust's  Declaration of Trust further provides that the name of the
Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). To date shares of 24 series are currently available for sale to the public. Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, PROVIDED, HOWEVER, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

     Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In

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addition,  whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the
Trustees  in  writing,   stating  that  they  wish  to  communicate  with  other
shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of shares of 24 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series

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                                                        56

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or class and of any changes in the investment  policies related thereto,  to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.

         As of January 30, 1998, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

         SHORT TERM BOND FUND -- Morgan as Agent for WITCO Corp. & Medical & Ltd Trust (17.36%); Cooper Industries Foundation (15.51%); Morgan as Agent for Warner Lambert Benefits Trust (13.28%); The Fluor Foundation (8.94%); Morgan as Agent for The Lemelson Medical Education & Research Foundation (8.76%); Morgan as Agent for Florida Atlantic University Foundation - Non Endowed Foundation (5.15%); and

         BOND FUND -- Morgan as Agent for Ameritech Union (5.51%).

GLOBAL STRATEGIC INCOME FUND -- Morgan as Agent for R. Lauder (21.27%); Morgan as Agent for Kenan Charitable Trust (12.53%); Morgan as Agent for The Dyson Foundation (10.04%); Charles Schwab & Co. Inc. Special Custody Account for Benefit of Customers (8.63%); Morgan as Agent for Diversifed Growth Fund (5.28%).

         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio, a separate registered investment company with the same investment objective as the Fund. Generally, when a Master Portfolio seeks a vote to change its investment objective, its feeder fund(s) will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

         In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

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         The Trust may withdraw the investment of a Fund from a Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Portfolio described above and in each Fund's prospectus.

         Certain changes in a Portfolio's investment objective, policies or restrictions, or a failure by a Fund's shareholders to approve a change in the Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because a Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock,

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



securities or foreign currency; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital loss are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Funds are not eligible for the dividends received deduction. The Global Strategic Income Fund pays a monthly dividend. If dividend payments exceed income earned by the Fund, the over distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "Act"), long-term capital gain of an individual is generally subject to a maximum tax rate of 28% in respect of a capital asset held directly by such individual for more than one year but no more than eighteen months, and the maximum tax rate is reduced to 20% in respect of a capital asset held for more than 18 months. The Act authorizes the Treasury department to promulgate regulations that would apply these rules in the case of long-term capital gain distributions made by the Fund. The Treasury department has indicated that, under such regulations, individual

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                                                        59
shareholders will be taxed at a maximum rate of 28% in respect of capital gains distributions designated as 28% rate gain distributions and will be taxed at a maximum rate of 20% in respect of capital gains distributions designated as 20% rate gain distributions, regardless of how long such shareholders have held their shares in the Fund. See the Prospectus for a discussion of the federal income tax treatment of any gain or loss realized on the redemption or exchange of a Fund's shares. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put is acquired or a call option is written thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. As noted above, long-term capital gain of an individual holder is subject to a maximum tax rate of 28% in respect of shares held for more than one year. The maximum rate is reduced to 20% in respect of shares held for more than 18 months. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.


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         Under the Code, gains or losses  attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

         Certain options, futures and foreign currency contracts held by a Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         FOREIGN SHAREHOLDERS. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.


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



         FOREIGN TAXES. It is expected that the Global Strategic Income Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund (including its share of the assets of the corresponding Portfolio) at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Global Strategic Income Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Global Strategic Income Fund.

         STATE AND LOCAL TAXES. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the

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                                                        62

Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, Morgan or Financial Professionals as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's and the Portfolios' Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.



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



FINANCIAL STATEMENTS

         The following financial statements and the reports thereon of Price Waterhouse LLP of each Fund are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722. Each Fund's financial statements include the financial statements of the Fund's corresponding Portfolio.


                                                               Date of Annual Report; Date Annual
Name of Fund                                                   Report Filed; and Accession Number
-------------------------------------------------------------- -----------------------------------------------------
J.P. Morgan Institutional Short Term                           10/31/97;
Bond Fund                                                      01/08/98;
                                                               0001047469-98-000421
J.P. Morgan Institutional Bond Fund                            10/31/97;
                                                               01/08/98;
                                                               0001047469-98-000474
J.P. Morgan Institutional Global                               10/31/97:
Strategic Income Fund                                          01/08/98;
                                                               0001047469-98-000414
-------------------------------------------------------------- -----------------------------------------------------


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



APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


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                                   Appendix-1

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.


i:\dsfndlgl\institut\0198fix.pea\bondsai.doc
                                   Appendix-2

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well established industries.
         -        High rates of return on funds employed.

i:\dsfndlgl\institut\0198fix.pea\bondsai.doc
                                   Appendix-3

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

MIG-1- The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

i:\dsfndlgl\institut\0198fix.pea\bondsai.doc
                                   Appendix-4

                                                       |
                                         MARCH 2, 1998 | PROPECTUS
                                                       |
================================================================================

J.P. MORGAN INSTITUTIONAL
BOND FUND-ULTRA

                                                       =========================
                                                       Seeking high total return
                                                       by investing primarily in
                                                       fixed income securities.



This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

                                                                [LOGO] JP MORGAN

Distributed by Funds Distributor, Inc.

================================================================================

CONTENTS

====================================================================================================================================

                                  3 |    FIXED INCOME MANAGEMENT APPROACH

                                         Fixed income investment process ..........................................................3


                                  4 |    J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA

The fund's goal, investment approach,    Fund description .........................................................................4
     risks, expenses and performance
                                         Investor expenses ........................................................................4

                                         Performance ..............................................................................5


                                  6 |    YOUR INVESTMENT

        Investing in the J.P. Morgan     Investing through a financial professional ...............................................6
      Institutional Bond Fund-Ultra
                                         Investing through an employer-sponsored retirement plan ..................................6

                                         Investing through an IRA or rollover IRA .................................................6

                                         Investing directly .......................................................................6

                                         Opening your account .....................................................................6

                                         Adding to your account ...................................................................6

                                         Selling shares ...........................................................................7

                                         Account and transaction policies .........................................................7

                                         Dividends and distributions ..............................................................8

                                         Tax considerations .......................................................................8


                                  9 |    FUND DETAILS

      More about risk and the fund's     Master/feeder structure ..................................................................9
                 business operations
                                         Management and administration ............................................................9

                                         Risk and reward elements ................................................................10

                                         Securities ..............................................................................12


                                         FOR MORE INFORMATION ............................................................back cover

INTRODUCTION
================================================================================

J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA

This fund invests primarily in bonds and other fixed income securities through a master portfolio (another fund with the same goal). The fund seeks high total return consistent with moderate risk.


WHO MAY WANT TO INVEST

The fund is designed for investors who:

o    want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o    want an investment that pays monthly dividends

The fund is not designed for investors who:

o    are investing for aggressive long-term growth

o    require stability of principal

J.P. MORGAN

Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $250 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.

========================================
Before you invest

Investors considering the fund should
understand that:

o    The value of the fund's shares will
     fluctuate over time. You could lose
     money if you sell when the fund's
     share price is lower than when you
     invested.

o    There is no assurance that the fund
     will meet its investment goal.

o    Future returns will not necessarily
     resemble past performance.

o    The fund invests a portion of
     assets in non-investment-grade
     bonds ("junk bonds"), which offer
     higher potential yields but have a
     higher risk of default and are more
     sensitive to market risk than
     investment-grade bonds.

o    The fund does not represent a
     complete investment program.

----------------------------------------

  |
2 |
  |

FIXED INCOME MANAGEMENT APPROACH
================================================================================



                                        The J.P. Morgan Institutional Bond
                                        Fund-Ultra invests primarily in bonds
                                        and other fixed income securities.

                                        The fund's investment philosophy,
                                        developed by its advisor, emphasizes the potential for consistently enhancing performance while managing risk.

                                        FIXED INCOME INVESTMENT PROCESS

                                        J.P. Morgan seeks to generate an
                                        information advantage through the depth
                                        of its global fixed-income research and
                                        the sophistication of its analytical
                                        systems. Using a team-oriented approach,
                                        J.P. Morgan seeks to gain insights in a
                                        broad range of distinct areas and takes
                                        positions in many different ones,
                                        helping the fund to limit exposure to
                                        concentrated sources of risk.

                                        In managing the fund, J.P. Morgan
                                        employs a three-step process that
                                        combines sector allocation, fundamental
                                        research for identifying portfolio
                                        securities, and duration management.

                             [GRAPHIC]  Sector allocation The sector allocation
                                        team meets monthly, analyzing the
    The fund invests across a range of  fundamentals of a broad range of sectors
        different types of securities   in which the fund may invest. The team
                                        seeks to enhance performance and manage
                                        risk by underweighting or overweighting
                                        sectors.

                             [GRPAHIC]  Security selection Relying on the
                                        insights of different specialists,
The fund makes its portfolio decisions  including credit analysts, quantitative as described later in this prospectus  researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the fund's goal and strategy.

                                        Duration management Forecasting teams
                                        use fundamental economic factors to
                             [GRAPHIC]  develop strategic forecasts of the
                                        direction of interest rates. Based on
J.P. Morgan uses a disciplined process  these forecasts, strategists establish to control the fund's sensitivity to  the fund's target duration (a measure of interest rates  average weighted maturity of the
                                        securities held by the fund and a common measurement of sensitivity to interest rate movements), typically remaining relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the fund and make tactical adjustments as necessary.

                                                                            |
                                          FIXED INCOME MANAGEMENT APPROACH  | 3
                                                                            |

J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA             |
================================================================================
                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                     (J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA)


[GRAPHIC] GOAL

     The fund's goal is to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

[GRAPHIC] INVESTMENT APPROACH

     The fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, and others. These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration within one year of that of the Salomon Brothers Broad Investment Grade Bond Index (currently about five years).

Up to 25%of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities as low as B.

[GRAPHIC] POTENTIAL RISKS AND REWARDS

     The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 3.

To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers are in less secure financial condition. Additionally, because the fund may invest up to 25% of assets in foreign securities, it takes on additional risks. The fund has the potential to produce higher returns than shorter duration bond funds along with a share price that is somewhat more volatile.

The fund's investments and their main risks, as well as fund strategies, are described in more detail on pages 10-13.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $250 billion, including more than $31 billion using the same strategy as this fund.

The portfolio management team is led by William G. Tennille, vice president, who has been at J.P. Morgan since 1992, and by Connie J. Plaehn, managing director, who has been at J.P. Morgan since 1984. Both have been on the team since January of 1994.

================================================================================
INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.

================================================================================
Annual fund operating expenses(1)                                           (%)
================================================================================
Management fees (actual)                                                    0.30

Marketing (12b-1) fees                                                      none

Other expenses(2)
(after reimbursement)                                                       0.07
--------------------------------------------------------------------------------
Total operating expenses(2)
(after reimbursement)                                                       0.37
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.

--------------------------------------------------------------------------------
                                        1 yr.     3 yrs.    5 yrs.   10 yrs.
Your cost($)                              4         12        21       47
--------------------------------------------------------------------------------

  |
4 | J.P. MORGAN INSTUTUTIONAL BOND FUND-ULTRA
  |

====================================================================================================================================


PERFORMANCE (unaudited)

===============================
Average annual total return (%)     Shows performance over time, for periods ended December 31, 1997
===============================-----------------------------------------------------------------------------------------------------

                                                                                    1 yr.      3 yrs.      5 yrs.       Since
                                                                                                                        inception(3)
J.P. Morgan Bond Fund
(a separate feeder fund investing in the same master portfolio)(3) (after expenses) 9.13       9.97         7.23        8.06
------------------------------------------------------------------------------------------------------------------------------------

Bond Index(4) (no expenses)                                                         9.62      10.43         7.53        8.91
------------------------------------------------------------------------------------------------------------------------------------


                           [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

================================
Year-by-year total return (%)        Shows changes in returns by calendar year
================================----------------------------------------------------------------------------------------------------

                                 1989        1990       1991        1992        1993         1994       1995        1996       1997
J.P. Morgan Bond Fund           10.23       10.09       13.45       6.53        9.87        (2.97)     18.17        3.13       9.13
(a separate feeder fund investing in the same master portfolio)(3)
Bond Index(4)                   14.24        8.28       15.78       7.59        9.89        (2.85)     18.55        3.62       9.62
------------------------------------------------------------------------------------------------------------------------------------


(1) The fund has a master/feeder structure as described on page 9. This table shows the fund's estimated expenses and its estimated share of master portfolio expenses for the fiscal year ending 10/31/98, expressed as a percentage of the fund's estimated average net assets and reflecting reimbursement for ordinary expenses over 0.37%.

(2) Without reimbursement, other expenses and total operating expenses, on an annualized basis, are estimated to be 0.29% and 0.59%, respectively. If actual assets of the master portfolio are lower than estimated, the fund's share of master portfolio total operating expenses may exceed 0.37%. Morgan has agreed to limit the fund's total operating expenses to an amount which will not be less than 0.35% nor more than 0.40%.There is no guarantee that reimbursement will continue beyond 2/28/99.

(3)  Returns reflect performance of
     J.P. Morgan Bond Fund (a separate feeder fund investing in the same master portfolio) from 7/31/93. Returns for the period 3/31/88 through 7/31/93 reflect performance of The Pierpont Bond Fund, the predecessor of J.P. Morgan Bond Fund.

(4) The Bond Index is composed of the Lehman Brothers Government/Corporate Intermediate Bond Index, consisting of all investment grade bonds with maturities between 1 and 9.99 years, from February 1988 through 9/30/91, and the Salomon Brothers Broad Investment Grade Bond Index, consisting of U.S. Treasury and agency securities and investment-grade mortgage and corporate bonds, from 10/1/91 forward. Both are unmanaged indices that measure bond market performance.
                                                                             |
                                  J.P. MORGAN INSTITUTIONAL BOND FUND-ULTRA  | 5
                                                                             |

YOUR INVESTMENT
================================================================================

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $20,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

     By wire

o    Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

     Morgan Guaranty Trust Company of New York
     Routing number: 021-000-238
     Credit: J.P. Morgan Institutional Funds
     Account number: 001-57-689
     FFC: your account number, name of registered owner(s) and fund name

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

     By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

  |
6 | YOUR INVESTMENT
  |

================================================================================

SELLING SHARES

     By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o    Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o    Mail the letter to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time).

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

================================================================================


                    Shareholder Services Agent
                    J.P. Morgan Funds Services
                    522 Fifth Avenue
                    New York, NY 10036
                    1-800-766-7722


                    Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                                            |
                                                            YOUR INVESTMENT | 7
                                                                            |

================================================================================

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions. When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:


================================================================================
Transaction                             Tax status
--------------------------------------------------------------------------------
Income dividends                        Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains                Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                 Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of                   Capital gains or
shares owned for more                   losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of                   Gains are treated as ordinary
shares owned for one year               income; losses are subject
or less                                 to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

   |
 8 | YOUR INVESTMENT
   |

FUND DETAILS
================================================================================

MASTER/FEEDER STRUCTURE

As noted earlier, the fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when the master portfolio seeks a vote, the funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services             0.30% of the master portfolio's
                              average net assets
--------------------------------------------------------------------------------
Administrative services       Master portfolio's and fund's pro-
(fee shared with Funds        rata portions of 0.09% of the
Distributor, Inc.)            first $7 billion in J.P. Morgan-
                              advised portfolios, plus 0.04% of
                              average net assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services          0.05% of the fund's average
                              net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                                            |
                                                               FUND DETAILS | 9
                                                                            |

================================================================================
RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 4). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.

====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Market conditions

o    The fund's share price,            o    Bonds have generally               o    Under normal circumstances the fund plans to
     yield, and total return                 outperformed money market               remain fully invested in bonds and other
     will fluctuate in                       investments over the long               fixed income securities as noted in the table
     response to bond market                 term, with less risk than               on pages 12-13
     movements                               stocks
                                                                                o    The fund seeks to limit risk and enhance
o    The value of most bonds            o    Most bonds will rise in                 yields through careful management, sector
     will fall when interest                 value when interest rates               allocation, individual securities selection,
     rates rise; the longer a                fall                                    and duration management
     bond's maturity and the
     lower its credit quality,          o    Mortgage-backed and                o    During severe market downturns, the fund has
     the more its value                      asset-backed securities                 the option of investing up to 100% of assets
     typically falls                         can offer attractive                    in investment-grade short-term securities
                                             returns
o    Mortgage-backed and                                                        o    J.P. Morgan monitors interest rate trends, as
     asset-backed securities                                                         well as geographic and demographic
     (securities representing                                                        information related to mortgage-backed
     an interest in, or                                                              securities and mortgage prepayments
     secured by, a pool of
     mortgages or other assets
     such as receivables)
     could generate capital
     losses or periods of low
     yields if they are paid
     off substantially earlier
     or later than anticipated

------------------------------------------------------------------------------------------------------------------------------------


Management choices

o    The fund could                     o    The fund could outperform          o    J.P. Morgan focuses its active management on
     underperform its                        its benchmark due to                    those areas where it believes its commitment
     benchmark due to its                    these same choices                      to research can most enhance returns and
     sector, securities, or                                                          manage risks in a consistent way
     duration choices

------------------------------------------------------------------------------------------------------------------------------------


Credit quality

o    The default of an issuer           o    Investment-grade bonds             o    The fund maintains its own policies for
     would leave the fund with               have a lower risk of                    balancing credit quality against potential
     unpaid interest or                      default                                 yields and gains in light of its investment
     principal                                                                       goals
                                        o    Junk bonds offer higher
o    Junk bonds (those rated                 yields and higher                  o    J.P. Morgan develops its own ratings of
     BB/Ba or lower) have a                  potential gains                         unrated securities and makes a credit quality
     higher risk of default,                                                         determination for unrated securities
     tend to be less liquid,
     and may be more difficult
     to value

------------------------------------------------------------------------------------------------------------------------------------


Foreign investments

o    The fund could lose money          o    Foreign bonds, which               o    Foreign bonds may be significant investment for

     because of foreign                      represent a major portion               the fund
     government actions,                     of the world's fixed
     political instability, or               income securities, offer           o    To the extent that the fund invests in
     lack of adequate and                    attractive potential                    foreign bonds, it may manage the currency
     accurate information                    performance and                         exposure of its foreign investments relative
                                             opportunities for                       to its benchmark, and may hedge back into the
o    Currency exchange rate                  diversification                         U.S. dollar from time to time (see also
     movements could reduce                                                          "Derivatives")
     gains or create losses             o    Favorable exchange rate
                                             movements could generate
                                             gains or reduce losses

------------------------------------------------------------------------------------------------------------------------------------



   |
10 | FUND DETAILS
   |

====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Derivatives

o    Derivatives such as                o    Hedges that correlate              o    The fund uses derivatives for hedging (i.e.,
     futures, options, and                   well with underlying                    to adjust duration or to establish or adjust
     foreign currency forward                positions can reduce or                 exposure to particular securities, markets, or
     contracts that are used                 eliminate losses at low                 currencies)
     for hedging the portfolio               cost
     or specific securities                                                     o    The fund only establishes hedges that it
     may not fully offset the           o    The fund could make money               expects will be highly correlated with
     underlying positions(1)                 and protect against                     underlying positions
                                             losses if management's
o    The counterparty to a deriva-           analysis proves correct            o    While the fund may use derivatives that
     tives contract could default                                                    incidentally involve leverage, it does not
                                        o    Derivatives that involve                use them for the specific purpose of
o    Derivatives that involve                leverage could generate                 leveraging the portfolio
     leverage could magnify                  substantial gains at low
     losses                                  cost

------------------------------------------------------------------------------------------------------------------------------------


Illiquid holdings

o    The fund could have                o    These holdings may offer           o    The fund may not invest more than 15% of net
     difficulty valuing these                more attractive yields or               assets in illiquid holdings
     holdings precisely                      potential growth than
                                             comparable widely traded           o    To maintain adequate liquidity to meet
o    The fund could be unable                securities                              redemptions, the fund may hold
     to sell these holdings at                                                       investment-grade short-term securities
     the time or price desired                                                       (including repurchase agreements) and, for
                                                                                     temporary or extraordinary purposes, may
                                                                                     borrow from banks up to 30% of the value
                                                                                     of its assets

------------------------------------------------------------------------------------------------------------------------------------


When-issued and delayed delivery
securities

o    When the fund buys                 o    The fund can take                  o    The fund uses segregated accounts to offset
     securities before issue                 advantage of attractive                 leverage risk
     or for delayed delivery,                transaction opportunities
     it could be exposed to
     leverage risk if it does
     not use segregated
     accounts

------------------------------------------------------------------------------------------------------------------------------------


Short-term trading

o    Increased trading would            o    The fund could realize             o    The fund anticipates a portfolio turnover
     raise the fund's                        gains in a short period                 rate of approximately 300%
     transaction costs                       of time
                                                                                o    The fund generally avoids short-term trading,
o    Increased short-term               o    The fund could protect                  except to take advantage of attractive or
     capital gains                           against losses if a bond                unexpected opportunities or to meet demands
     distributions would raise               is overvalued and its                   generated by shareholder activity
     shareholders' income tax                value later falls
     liability

------------------------------------------------------------------------------------------------------------------------------------


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities that is granted in exchange for an agreed-upon sum. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                            |
                                                               FUND DETAILS | 11
                                                                            |

================================================================================
Investments
================================================================================

This table discusses the customary types of securities which can be held by the fund. In each case the principal types of risk (along with their definitions) are listed on the following page. This table reads across two pages.


--------------------------------------------------------------------------------
Asset-backed securities Bonds or notes backed by unsecured debt, such as credit card receivables; these securities are often guaranteed or over-collateralized to enhance their credit quality.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgage dollar rolls The sale of domestic mortgage-backed securities with the commitment to buy back similar securities at a future date and at an agreed upon price. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities backed by pools of mortgages (such as Ginnie Maes, Fannie Maes and Freddie Macs), including pass through certificates, and other senior classes of collateralized mortgage obligations (CMOs) or stripped mortgage-backed securities.
--------------------------------------------------------------------------------
Participation interests Securities representing an interest in another security or in bank loans.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
REITs and other real-estate related instruments Securities of issuers that invest in real estate or are secured by real estate.
--------------------------------------------------------------------------------
Repurchase agreements Agreements between a seller and a buyer whereby the seller agrees to repurchase the securities at an agreed upon price and at a stated time.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- and non-dollar-denominated securities issued to refinance foreign government bank loans and other debt.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
Tax exempt municipal securities Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

   |
12 | FUND DETAILS
   |

================================================================================

================================================================================
*    Permitted (and if applicable, percentage limitation)
                percentage of total assets     - bold
                percentage of net assets       - italic
o    Permitted, but not typically used

                                Principal Types of Risk

                                                                                 Bond Fund
                                                                                   Ultra
-------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                         *

-------------------------------------------------------------------------------------------
credit, currency, liquidity, political                                            *(1)

-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                     *

-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          * 25%
                                                                                    Foreign
-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          * 25%
                                                                                    Foreign
-------------------------------------------------------------------------------------------
extension, interest rate, leverage, liquidity, market, prepayment                 * 30%


-------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political,          *
prepayment


-------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment      *

-------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                               *

-------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, natural event, prepayment, valuation    *

-------------------------------------------------------------------------------------------
credit                                                                            *


-------------------------------------------------------------------------------------------
credit, currency, interest rate, market, political                                *


-------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political                      o

-------------------------------------------------------------------------------------------
credit, interest rate, market, natural event, political                           o

-------------------------------------------------------------------------------------------
interest rate                                                                     *


-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          *



-------------------------------------------------------------------------------------------

(1) All foreign securities in the aggregate may not exceed 25% of the fund's assets.


Risk related to certain securities held by J.P. Morgan Institutional Bond Fund -
Ultra:

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk The risk the costs associated with a liability are more than the obligation of the fund with regard to the underlying instrument.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Market risk The risk that the market value of an investment may move up or down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all investments and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

Prepayment risk The risk that unanticipated prepayments may occur, reducing the value of asset-backed and mortgage-related securities and participation interests.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

                                                                            |
                                                               FUND DETAILS | 13
                                                                            |

================================================================================
FOR MORE INFORMATION
================================================================================

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents may be obtained by contacting:

J.P. Morgan Institutional Bond Fund-Ultra
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07342 and 033-54642.

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.


     JP Morgan
================================================================================

     J.P. Morgan Institutional Funds

     Advisor                                     Distributor
     Morgan Guaranty Trust Company of New York   Funds Distributor, Inc.
     522 Fifth Avenue                            60 State Street
     New York, NY 10036                          Boston, MA 02109
     1-800-766-7722                              1-800-221-7930

                                                                     PROS309-983

                         J.P. MORGAN INSTITUTIONAL FUNDS




                   J.P. MORGAN INSTITUTIONAL BOND FUND - ULTRA


                       STATEMENT OF ADDITIONAL INFORMATION




                                  MARCH 2, 1998





























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 2, 1998 FOR THE J.P. MORGAN INSTITUTIONAL BOND FUND - ULTRA, AS SUPPLEMENTED FROM TIME TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN INSTITUTIONAL FUNDS (800) 221-7930.

                              Table of Contents


                                                                       PAGE

General  . . . . . . . . . . . . . . . . . . .                          1
Investment Objectives and Policies . . . . . .                          1
Investment Restrictions  . . . . . . . . . . .                         21
Trustees and Officers  . . . . . . . . . . . .                         23
Investment Advisor . . . . . . . . . . . . . .                         28
Distributor  . . . . . . . . . . . . . . . . .                         31
Co-Administrator . . . . . . . . . . . . . . .                         31
Services Agent . . . . . . . . . . . . . . . .                         32
Custodian and Transfer Agent . . . . . . . . .                         33
Shareholder Servicing  . . . . . . . . . . . .                         33
Financial Professionals. . . . . . . . . . . .                         34
Independent Accountants  . . . . . . . . . . .                         35
Expenses . . . . . . . . . . . . . . . . . . .                         35
Purchase of Shares . . . . . . . . . . . . . .                         35
Redemption of Shares . . . . . . . . . . . . .                         36
Exchange of Shares . . . . . . . . . . . . . .                         36
Dividends and Distributions  . . . . . . . . .                         37
Net Asset Value  . . . . . . . . . . . . . . .                         37
Performance Data . . . . . . . . . . . . . . .                         38
Portfolio Transactions . . . . . . . . . . . .                         40
Massachusetts Trust  . . . . . . . . . . . . .                         41
Description of Shares  . . . . . . . . . . . .                         42
Special Information Concerning Investment
  Structure  . . . . . . . . . . . . . . . . .                         44
Taxes  . . . . . . . . . . . . . . . . . . . .                         45
Additional Information   . . . . . . . . . . .                         49
Financial Statements   . . . . . . . . . . .                           50
Appendix A - Description of Securities
Ratings  . . . . . . . . . . . . . . . . . . .                        Appendix-1

GENERAL

         This Statement of Additional Information relates only to the J.P. Morgan Institutional Bond Fund - Ultra (the "Fund"). The Fund is a series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Fund, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the investment objectives and policies, management and operation of the Fund. The Fund operates through a two-tier master-feeder investment fund structure.

         This Statement of Additional Information provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Fund will fluctuate, the Fund attempts to conserve the value of its investments to the extent consistent with its objective. The Fund attempts to achieve its objective by investing all of its investable assets in The U.S. Fixed Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund.

         The Portfolio attempts to achieve its investment objective by investing in high grade corporate and government debt obligations and related securities of domestic and foreign issuers described in this Statement of Additional Information.

INVESTMENT PROCESS FOR THE U.S. FIXED INCOME PORTFOLIO

         Sector allocations: Sector allocations are driven by Morgan's fundamental and quantitative analysis of the relative valuation of a broad array of fixed income sectors. Specifically, Morgan utilizes market and credit analysis to assess whether the current risk-adjusted yield spreads of various sectors are likely to widen or narrow. Morgan then overweights (underweights) those sectors its analysis indicates offer the most (least) relative value, basing the speed and magnitude of these shifts on valuation considerations.


i:\dsfndlgl\institut\0198fix.pea\ultrasai.wpf

         Security selection: Securities are selected by the portfolio manager, with substantial input from Morgan's fixed income analysts and traders. Using quantitative analysis as well as traditional valuation methods, Morgan's applied- research analysts aim to optimize security selection within the bounds of the Portfolio's investment objective. In addition, credit analysts -- supported by Morgan's equity analysts -- assess the creditworthiness of issuers and counterparties. A dedicated trading desk contributes to security selection by tracking new issuance, monitoring dealer inventories, and identifying attractively priced bonds. The traders also handle all transactions for the Portfolio.

         Duration/yield curve management: Morgan's duration decision begins with an analysis of real yields, which its research indicates are generally a reliable indicator of longer term interest rate trends. Other factors Morgan studies in regard to interest rates include economic growth and inflation, capital flows and monetary policy. Based on this analysis, Morgan forms a view of the most likely changes in the level and shape of the yield curve -- as well as the timing of those changes -- and sets the Portfolio's duration and maturity structure accordingly. Morgan typically limits the overall duration of the Portfolio to a range between one year shorter and one year longer than that of the Salomon Brothers Broad Investment Grade Bond Index, the Fund's benchmark.

         The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective by the Portfolio as set forth above and in the Prospectus. The Fund and the Portfolio have the same investment objective. Accordingly, references below to the Fund also include the Portfolio; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

CORPORATE BONDS AND OTHER DEBT SECURITIES

         The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets.


i:\dsfndlgl\institut\0198fix.pea\ultrasai.wpf

These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

         GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

         Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

         Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The


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obligations of Fannie Mae and Freddie Mac under their respective guaranty of the
REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

         CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

         ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Portfolio will have fewer assets with which to purchase income producing securities.

         ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set


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off  certain  amounts on credit card debt  thereby  reducing  the  balance  due.
Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

MONEY MARKET INSTRUMENTS

         The Fund may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Fund appears below.
Also see "Quality and Diversification Requirements."

     U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         ADDITIONAL  U.S.  GOVERNMENT  OBLIGATIONS.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         FOREIGN GOVERNMENT OBLIGATIONS. The Fund, subject to its investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets


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(the "Asset  Limitation")  and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of
international   banking   institutions   designated  or  supported  by  national
governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York acting as agent, for no additional fee, in its capacity as investment advisor to the Portfolio and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these


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repurchase  agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

         The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

TAX EXEMPT OBLIGATIONS

     In certain circumstances the Fund may invest in tax exempt obligations to the extent consistent with its investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

         MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL  NOTES.  Municipal notes are subdivided into three  categories of
short-term   obligations:   municipal  notes,  municipal  commercial  paper  and
municipal demand obligations.


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         Municipal notes are short-term  obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.



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FOREIGN INVESTMENTS

         The Fund may invest in certain foreign securities. The Fund may invest up to 20% of total assets in fixed income securities of foreign issuers denominated in foreign currencies. The Fund does not expect to invest more than 25% of its total assets, at the time of purchase, in securities of foreign issuers. No foreign commercial paper may be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or in similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. An unsponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign security. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

         Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Portfolio by domestic companies.

         Investors should realize that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries.


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In  addition,  changes in  government  administration  or  economic  or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgement against a foreign issuer. Any foreign investment made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure. See "Foreign Currency Exchange Transactions" below.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolio may buy and sell securities and receive interest in currencies other than the U.S. dollar, the Portfolio may enter from time to time into foreign currency exchange transactions. The Portfolio either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Portfolio's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

         A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange


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contracts eliminate  fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The  Portfolio  may  enter  into  forward  foreign  currency   exchange
transactions in an attempt to protect against changes in forward foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Portfolio may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Portfolio would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Portfolio will only enter into forward contracts to sell a foreign currency for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

ADDITIONAL INVESTMENTS

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Portfolio until settlement takes place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the


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Portfolio will meet its  obligations  from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its
acquisition,   it  could,  as  with  the  disposition  of  any  other  portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Portfolio may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund and the Portfolio to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (the Portfolio). As a shareholder of another investment company, the Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund or Portfolio bears directly in connection with its own operations.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Portfolio and, therefore, a form of leverage. Leverage may cause any gains or losses for the Portfolio to be magnified. The Portfolio will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Portfolio will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Portfolio's limitations on reverse repurchase agreements and bank borrowings.

         MORTGAGE DOLLAR ROLL TRANSACTIONS. The Portfolio may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Portfolio sells a mortgage backed security and


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simultaneously  agrees to  repurchase a similar  security on a specified  future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Portfolio's investment restrictions.

         LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Fund is permitted to lend securities in an amount up to 33 1/3% of the value of the Fund's net assets. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the
Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and will not make any loans in excess of one year. The Portfolio will not lend securities to any officer, Trustee, Director, employee or other affiliate of the Portfolio, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Portfolio may not acquire any illiquid securities if, as a result thereof, more than 15% of the Portfolio's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         The Portfolio may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor


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and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, the Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

QUALITY AND DIVERSIFICATION REQUIREMENTS

         The Fund intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of the Fund are subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     The Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

         If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Fund may invest


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in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions.

         The Fund invests in a diversified portfolio of securities with the quality ratings described in the Prospectus. These securities are considered "high grade," "investment grade" and "below investment grade" as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

         Certain lower rated securities purchased by the Portfolio, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Portfolio's net asset value.

OPTIONS AND FUTURES TRANSACTIONS

         The Fund may (a) purchase exchange traded and over-the-counter (OTC) put and call options on fixed income securities and indexes of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indexes of fixed income securities, and (c) purchase put and call options on futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.



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         The Fund may use futures  contracts  and options for hedging  purposes.
The Fund may not use futures contracts and options for speculation.

         The Fund may utilize options and futures contracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

         The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

OPTIONS

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position


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by entering into an  offsetting  transaction,  if a liquid market exits.  If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         OPTIONS ON INDEXES. The Fund may purchase put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         EXCHANGE TRADED AND OTC OPTIONS. All options purchased by the Fund will be traded on a securities exchange or will be purchased by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities.


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     Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.


FUTURES CONTRACTS

         The Fund may purchase or sell (write) futures contracts and purchase put and call options, including put and call options on futures contracts. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

         When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

         When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its Custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on


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                                                        18

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behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         An option on a futures contract entitles its holder to decide on or before a future date whether to enter into the futures contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolio may purchase or sell futures contracts or purchase put or call options, including put and call options on futures contracts, with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


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         LIQUIDITY  OF OPTIONS AND FUTURES  CONTRACTS.  There is no  assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, the Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

PORTFOLIO TURNOVER

         For the fiscal years ended October 31, 1996 and 1997, the portfolio turnover rates for the Portfolio were 186% and 93%, respectively. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.



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INVESTMENT RESTRICTIONS

         The investment restrictions of the Fund and the Portfolio are identical, unless otherwise specified. Accordingly, references below to the Fund also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust with respect to the Fund and by the Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever the Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         The Fund and its corresponding Portfolio may not:

         1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction No. 8. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to 30% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

         2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S.


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



Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

         3. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

         4. Purchase securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

         5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

         6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, commodity contracts, except for the Fund's interest in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

         7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

         8. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Fund is permitted to incur pursuant to Investment Restriction No. 1 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Fund's arrangements in connection with its hedging


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                                                        22
activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

     9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

         10.      Act as an underwriter of securities.

         The investment restriction described below is not a fundamental policy of the Fund or the Portfolio and may be changed by their respective Trustees. This non-fundamental investment policy requires that the Fund may not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, Morgan may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if Morgan determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, Morgan may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

TRUSTEES

         The Trustees of the Trust, who are also the Trustees of the Portfolio, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

     FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, TX 78746, and his date of birth is January 1, 1932.

         WILLIAM G. BURNS--Trustee; Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, FL 32779, and his date of birth is November 2, 1932.



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



         ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, NJ 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY1--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436, and his date of birth is August 23, 1937.

         MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, NY 10910, and his date of birth is March 17, 1934.

         The Trustees of the Trust are the same as the Trustees of the Portfolio. A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Portfolio and the J.P. Morgan Funds, up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1997 are set forth below.

     -------- 1 Mr. Healey is an "interested person" of the Trust, the Advisor and the Portfolio as that term is defined in the 1940 Act.



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





                                                                                    TOTAL TRUSTEE COMPENSATION
                                                                                    ACCRUED BY THE MASTER
                                                   AGGREGATE TRUSTEE                PORTFOLIOS(*), J.P. MORGAN
                                                   COMPENSATION                     FUNDS, J.P. MORGAN SERIES
                                                   PAID BY THE TRUST                TRUST AND THE TRUST DURING
NAME OF TRUSTEE                                    DURING 1997                      1997(**)
---------------                                    -----------------                --------
-------------------------------------------------- -------------------------------- --------------------------------------------
Frederick S. Addy, Trustee                         $11,772.77                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

William G. Burns, Trustee                          $11,786.38                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

Arthur C. Eschenlauer, Trustee                     $11,786.38                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

Matthew Healey, Trustee(***),                      $11,786.38                       $72,500
  Chairman and Chief Executive
  Officer
-------------------------------------------------- -------------------------------- --------------------------------------------

Michael P. Mallardi, Trustee                       $11,786.38                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

         (*) Includes the Portfolio and 21 other portfolios (collectively the "Master Portfolios") for which Morgan acts as investment advisor.

         (**) No investment company within the fund complex has a pension or retirement plan. Currently there are 18 investment companies (15 investment companies comprising the Master Portfolios, the J.P. Morgan Funds, the Trust and J.P. Morgan Series Trust) in the fund complex.

(***)During 1997,  Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $147,500, contributed $22,100 to a defined contribution plan on his behalf and paid $20,500 in insurance premiums for his benefit.

         The Trustees, in addition to reviewing actions of the Trust's and the Portfolio's various service providers, decide upon matters of general policy. The Portfolio and the Trust have entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolio and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds, and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolio have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees.



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



         The aggregate fees paid to Pierpont Group, Inc. by the Portfolio for the fiscal years ended October 31, 1995, 1996 and 1997 were $40,729, $36,922 and $35,577, respectively.

OFFICERS

         The Trust's and Portfolio's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolio. The Trust and the Portfolio have no employees.

         The officers of the Trust and the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and the Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts
02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies advised or administered by the Dreyfus Corporation ("Dreyfus") or its affiliates. From December 1991 to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Manager of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. Prior to March 1993, Mr. Conroy was employed as a fund accountant at The Boston Company, Inc. His date of birth is March 31, 1969.

     JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer of the Portfolio only. Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Prior to October 1994, Mrs. Henning was head of mutual funds at Morgan Grenfell in Cayman and for five years was Managing Director of Bank of Nova Scotia Trust Company (Cayman) Limited from September 1988 to September 1993. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI. Her date of birth is March 24, 1942.



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



         RICHARD W. INGRAM; President and Treasurer. Executive Vice President and Director of Client Services and Treasury Administration of FDI, Senior Vice President of Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris Trust and Savings Bank ("Harris") or their respective affiliates. Prior to April 1997, Mr. Ingram was Senior Vice President and Director of Client Service and Treasury Administration of FDI. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director -Mutual Funds of The Boston Company, Inc. His date of birth is September 15, 1955.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Assistant Vice President of FDI and an officer of RCM Capital Funds, Inc. and RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and Harris or their respective affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

         CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Associate General Counsel of FDI and Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Harris or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

         LENORE J. MCCABE; Assistant Secretary and Assistant Treasurer of the Portfolio only. Assistant Vice President, State Street Bank and Trust Company since November 1994. Assigned as Operations Manager, State Street Cayman Trust Company, Ltd. since February 1995. Prior to November, 1994, employed by Boston Financial Data Services, Inc. as Control Group Manager. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI. Her date of birth is May 31, 1961.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. From 1989 to 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

         MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Supervisor for the Budgeting and Expense Division. Prior to September 1995, Ms. Pace served as a Funds Administrator for Morgan Guaranty Trust


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                                                        27

Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

         CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

     JOSEPH F. TOWER III; Vice President and Assistant Treasurer. Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director Of FDI. Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc. His date of birth is June 13, 1962.

INVESTMENT ADVISOR

         The Advisor, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a bank holding company organized under the laws of the State of Delaware. The Advisor, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. The Advisor is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, the Advisor offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $250 billion.

         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.


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




         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, Melbourne and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolio. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio in which the Fund invests is currently the Salomon Brothers Broad Investment Grade Bond Index.

         J.P. Morgan Investment Management Inc., also a wholly owned subsidiary of J.P. Morgan, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which the Advisor serves as trustee. J.P. Morgan Investment Management Inc. advises the Advisor on investment of the commingled pension trust funds.

         The Portfolio is managed by officers of the Advisor who, in acting for their customers, including the Portfolio, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of J.P. Morgan Investment Management Inc. and certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreements, the Portfolio has agreed to pay the Advisor a fee, which is computed


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daily  and may be paid  monthly,  equal  to the  annual  rate  of  0.30%  of the
Portfolio's average daily net assets.

         The advisory fees paid by the Portfolio to the Advisor for the fiscal years ended October 31, 1995, 1996 and 1997 were $1,339,147, $2,402,660 and
$2,908,384, respectively.

         The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See
"Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolio.

         If the Advisor were prohibited from acting as investment advisor to the Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

         Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Portfolio and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.



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DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

         The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940
Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolio dated August 1, 1996, FDI also serves as the Trust's and the Portfolio's Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolio, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolio, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         For its services under the Co-Administration Agreements, the Fund and Portfolio have agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.



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         The  administrative  fees paid by the  Portfolio  to FDI for the period
August 1, 1996 through October 31, 1996 and the fiscal years ended October 31, 1997 were $6,419 and $23,296, respectively.

         The   administrative   fees  paid  by  the   Portfolio   to   Signature
Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolio prior to August 1, 1996) for the fiscal year ended October 31, 1995 and the period November 1, 1995 through July 31, 1996 were $27,436 and $65,610, respectively.

SERVICES AGENT

         The Trust, on behalf of the Fund, and the Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund and the Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, the Fund and the Portfolio have agreed to pay Morgan fees equal to their allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund and Portfolio is determined by the proportionate share that their net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, the Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Portfolio in accordance with the following schedule: 0.06% of the first $7 billion of the Portfolio's aggregate average daily net assets, and 0.03% of the Portfolio's average daily net assets in excess of $7 billion. Prior to December 29, 1995, the Trust and the Portfolio had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above and, prior to September 1, 1995, also included reimbursement of usual and customary expenses.

         For the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolio paid Morgan, net of fee waivers and reimbursements, fees in the amount of $167,081, $191,348 and $300,675, respectively, for acting as Services Agent.



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CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and the Portfolio's custodian and fund accounting agent and the Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contract, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, the Custodian employs various subcustodians who were approved by the Trustees of the Portfolio in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. As Transfer Agent and Dividend Disbursing Agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include, but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

         Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at the annual rate of 0.05% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all shareholders.

         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Fund and the Portfolio under the Services Agreement and in acting as Advisor to the Portfolio under the Investment Advisory Agreement, may raise issues under these laws. However, Morgan believes that it may properly perform these services and the other activities without


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                                                        33
violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreement, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund or the Portfolio might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not remitted to the Fund or Morgan.

         The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.



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



INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolio are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036. Price Waterhouse LLP conducts an annual audit of the financial statements of the Fund and the Portfolio, assists in the preparation and/or review of the Fund's and the Portfolio's federal and state income tax returns and consults with the Fund and the Portfolio as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator and Distributor," "Services Agent" and "Shareholder Servicing" above, the Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolio, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

PURCHASE OF SHARES

         Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of Morgan or a Financial Professional include customers of their affiliates and references to transactions by customers with Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Morgan, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Portfolio; (ii) be acquired by the Fund for investment and not for resale (other than for resale to the Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.


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         Prospective  investors  may purchase  shares with the  assistance  of a
Financial Professional, and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors may redeem shares as described in the Prospectus. If the Trust, on behalf of the Fund, and the Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Fund, and the Portfolio have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund and the Portfolio are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

         FURTHER REDEMPTION INFORMATION. The Trust, on behalf of the Fund, and the Portfolio reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

         An investor may exchange shares from any J.P. Morgan Institutional Fund into any other J.P. Morgan Institutional Fund, J.P. Morgan Fund or shares of
J.P. Morgan Series Trust as described in the Prospectus. For complete information, the Prospectus as it relates to the Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.


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



DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described in the Prospectus.

         Determination of the net income for the Fund is made at the times described in the Prospectus; in addition, net investment income for days other than business days is determined at the time net asset value is determined on the prior business day.

NET ASSET VALUE

         The Fund computes its net asset value once daily on Monday through Friday at the time described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

         The net asset value of the Fund is equal to the value of the Fund's investment in the Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio in valuing its assets.

         The value of investments listed on a domestic securities exchange, is based on the last sale prices on such exchange. In the absence of recorded sales, investments are valued at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale prices on such exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to


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                                                        37
maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign exchanges and OTC markets is normally completed before the close of trading of the New York Stock Exchange (normally 4:00 p.m.) and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of yield, actual distributions, average annual and aggregate total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

         YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Fund is computed by dividing the Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

         Historical performance of the Fund shown below is that of the J.P. Morgan Bond Fund, a series of the J.P. Morgan Funds which also invests in the Portfolio, and is presented in accordance with applicable SEC staff interpretations. Historical 30-day yield information of the J.P. Morgan Institutional Bond Fund- Ultra for the period ended December 31, 1997 is N/A.

         TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.



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         Historical  performance  information  for any period or portion thereof prior to the establishment of the Fund will be that of the J.P. Morgan Bond Fund, a series of the J.P. Morgan Funds which also invests in the Portfolio, and is presented in accordance with applicable SEC staff interpretations. The applicable financial information in the registration statements for the J.P. Morgan Funds (Registration Nos. 033-54632 and 811-07340) is incorporated herein by reference.

         Historical return information of the Fund for the period ended December 31, 1997 is as follows:

Average annual total return, 1 year: 9.21%; average annual total return, 5 years: 7.39%; average annual total return, commencement of operations2 to period end: 8.11%; aggregate total return, 1 year: 9.21%; aggregate total return, 5 years: 42.86%; aggregate total return, commencement of operations to period end:
114.90%.

         GENERAL. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmark indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods
--------
         2The J.P. Morgan Bond Fund (a separate feeder fund investing in the same master portfolio) commenced operations on March 11, 1988.



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



quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Portfolio for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio. See "Investment Objectives and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Portfolio transactions for the Portfolio will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolio may engage in short-term trading consistent with its objectives. See "Investment Objectives and Policies -- Portfolio Turnover."

         In connection with portfolio transactions for the Portfolio, the Advisor intends to seek best execution on a competitive basis for both purchases and sales of securities.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for the Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolio will not purchase securities


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



during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds to "J.P. Morgan Institutional Funds", and the Fund's name changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund or of any other series of the Trust and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


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         The Trust's  Declaration of Trust further provides that the name of the
Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). To date shares of 24 series are currently available for sale to the public. Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of that Fund available for distribution to such shareholders. See "Massachusetts Trust." Fund shares have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, PROVIDED, HOWEVER, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.



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



         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of shares of 24 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the


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Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.

         As of January 31, 1998, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund: Morgan as Agent for 1984 Geisel trust (45.86%); Bankers Trust Company for the benefit of Magnetere (30.89%); and Morgan as Agent for 1984 Geisel Trust (23.25%).

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio, a separate registered investment company with the same investment objective as the Fund. The investment objective of the Fund or Portfolio may be changed only with the approval of the holders of the outstanding shares of the Fund and the Portfolio.

         In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

         The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

         Certain changes in the Portfolio's investment objective, policies or restrictions, or a failure by the Fund's shareholders to approve a change in the


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Portfolio's investment objective or restrictions,  may require withdrawal of the
Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur
brokerage,   tax  or  other  charges  in  converting  the  securities  to  cash.
Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).



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         As a  regulated  investment  company,  the  Fund  (as  opposed  to  its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital loss are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Fund are not eligible for the dividends received deduction. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "Act"), long-term capital gain of an individual is generally subject to a maximum tax rate of 28% in respect of a capital asset held directly by such individual for more than one year but not more than eighteen months, and the maximum tax rate is reduced to 20% in respect of a capital asset held for more than 18 months. The Act authorizes the Treasury department to promulgate regulations that would apply these rules in the case of long-term capital gain distributions made by the Fund. The Treasury department has indicated that, under such regulations, individual shareholders will be taxed at a maximum rate of 28% in respect of capital gain distributions designated as 28% rate gain distributions and will be taxed at a rate of 20% in respect of capital gain distributions designated as 20% rate gain distributions, regardless of how long such shareholders have held their shares in the Fund. See the Prospectus for a discussion of the federal income tax treatment of any gain or loss realized on the redemption or exchange of the Fund's shares.

         Any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.



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         Gains or losses on sales of  portfolio  securities  will be  treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put is acquired or a call option is written thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by the Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by the Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. As noted above, long-term capital gain of an individual holder is subject to a maximum tax rate of 28% in respect of shares held for more than one year. The maximum rate is reduced to 20% in respect of shares held for more than 18 months. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.


i:\dsfndlgl\institut\0198fix.pea\ultrasai.wpf

         Forward currency contracts, options and futures contracts entered into by the Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

         Certain options, futures and foreign currency contracts held by the Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         FOREIGN SHAREHOLDERS. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

         STATE AND LOCAL TAXES. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income


i:\dsfndlgl\institut\0198fix.pea\ultrasai.wpf
or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolio is organized as a New York trust. The Portfolio is not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Fund, Morgan or Financial Professionals as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's and the Portfolios' Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.



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                                                        49

FINANCIAL STATEMENTS

         The Portfolio's financial statements and the report thereon of Price Waterhouse LLP are incorporated herein by reference to The U.S. Fixed Income Portfolio's October 31, 1997 annual report filing made with the SEC on January 8, 1998 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession No. 0001047469-98-000473). The annual report is available without charge upon request by calling J.P. Morgan Funds Services at (800) 766-7722.




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                                                        50

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



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                                   Appendix-1

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements


i:\dsfndlgl\institut\0198fix.pea\ultrasai.wpf

                                   Appendix-2
         may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -   Leading market positions in well established industries.
         -   High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.



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                                   Appendix-3

SHORT-TERM TAX EXEMPT NOTES

MIG-1- The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.



i:\dsfndlgl\institut\0198fix.pea\ultrasai.wpf

                                   Appendix-4

--------------------------------------------------------------------------------
                                                       |
                                        MARCH 2, 1998  |  PROSPECTUS
                                                       |
================================================================================

J.P. MORGAN INSTITUTIONAL
INTERNATIONAL BOND FUND

                                        ========================================
                                        Seeking high total return
                                        by investing primarily in
                                        fixed income securities.


This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

                                                          [LOGO] JP Morgan

Distributed by Funds Distributor, Inc.

================================================================================

CONTENTS

====================================================================================================================================


                                  3 |    FIXED INCOME MANAGEMENT APPROACH

                                         Fixed income investment process ..........................................................3



                                  4 |    J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND

The fund's goal, investment approach,    Fund description .........................................................................4

    risks, expenses, performance, and
                 financial highlights    Investor expenses ........................................................................4


                                         Performance ..............................................................................5


                                         Financial highlights .....................................................................5



                                  6 |    YOUR INVESTMENT

         Investing in the J.P. Morgan    Investing through a financial professional ...............................................6

          Institutional International
                            Bond Fund    Investing through an employer-sponsored retirement plan ..................................6


                                         Investing through an IRA or rollover IRA .................................................6


                                         Investing directly .......................................................................6


                                         Opening your account .....................................................................6


                                         Adding to your account ...................................................................6


                                         Selling shares ...........................................................................7


                                         Account and transaction policies .........................................................7


                                         Dividends and distributions ..............................................................8


                                         Tax considerations .......................................................................8



                                  9 |    FUND DETAILS

       More about risk and the fund's    Master/feeder structure ..................................................................9

                  business operations
                                         Management and administration ............................................................9


                                         Risk and reward elements ................................................................10


                                         Investments..............................................................................12



                                         FOR MORE INFORMATION ............................................................back cover


                                                                             |
                                                                             | 1
                                                                             |

INTRODUCTION
================================================================================

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND

This fund invests primarily in bonds and other fixed income securities through a master portfolio (another fund with the same goal). The fund seeks high total return consistent with moderate risk.

WHO MAY WANT TO INVEST

The fund is designed for investors who:

o    want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o    want an investment that pays monthly dividends

The fund is not designed for investors who:

o    are investing for aggressive long-term growth

o    require stability of principal


J.P. MORGAN

Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $250 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.

========================================
Before you invest

Investors considering the fund should
understand that:

o    The value of the fund's shares will
     fluctuate over time. You could lose
     money if you sell when the fund's
     share price is lower than when you
     invested.

o    There is no assurance that the fund
     will meet its investment goal.

o    Future returns will not necessarily
     resemble past performance.

o    The fund does not represent a
     complete investment program.

----------------------------------------

  |
2 |
  |

FIXED INCOME MANAGEMENT APPROACH
================================================================================

                                        The J.P. Morgan Institutional
                                        International Bond Fund invests
                                        primarily in bonds and other fixed
                                        income securities.

                                        The fund's investment philosophy,
                                        developed by its advisor, emphasizes the potential for consistently enhancing performance while managing risk.


                                        FIXED INCOME INVESTMENT PROCESS

                                        J.P. Morgan seeks to generate an
                                        information advantage through the depth
                                        of its global fixed-income research and
                                        the sophistication of its analytical
                                        systems. Using a team-oriented approach,
                                        J.P. Morgan seeks to gain insights in a
                                        broad range of distinct areas and takes
                                        positions in many different ones,
                                        helping the fund to limit exposure to
                                        concentrated sources of risk.

                                        In managing the fund, J.P. Morgan
                                        employs a three-step process that
                                        combines sector allocation, fundamental
                                        research for identifying portfolio
                                        securities, and duration management.

                       [GRAPHIC]        Sector allocation The sector allocation
                                        team meets monthly, analyzing the
 The fund invests across a range        fundamentals of a broad range of sectors
of different types of securities        in which the fund may invest. The team
                                        seeks to enhance performance and manage
                                        risk by underweighting or overweighting
                                        sectors.
                       [GRAPHIC]
                                        Security selection Relying on the
    The fund makes its portfolio        insights of different specialists,
 decisions as described later in        including credit analysts, quantitative
                 this prospectus        researchers, and dedicated fixed income
                                        traders, the portfolio managers make buy
                                        and sell decisions according to the
                                        fund's goal and strategy.
                       [GRAPHIC]
                                        Duration management Forecasting teams
  J.P. Morgan uses a disciplined        use fundamental economic factors to
   process to control the fund's        develop strategic forecasts of the
   sensitivity to interest rates        direction of interest rates. Based on
                                        these forecasts, strategists establish
                                        the fund's target duration (a measure of average weighted maturity of the securities held by the fund and a common measurement of sensitivity to interest rate movements), typically remaining relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the fund and make tactical adjustments as necessary.


                                                                             |
                                            FIXED INCOME MANAGEMENT APPROACH | 3
                                                                             |

J.P. MORGAN INSTITUTIONAL
INTERNATIONAL BOND FUND      |
================================================================================

                             REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                             (J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND)


[GRAPHIC] GOAL

     The fund's goal is to provide high total return, consistent with moderate risk of capital, by investing in a portfolio of international fixed income securities.


[GRAPHIC] INVESTMENT APPROACH

     The fund invests primarily in fixed income securities from developed countries outside the U.S., including those issued by foreign governments, corporations, financial institutions, and supranational organizations (such as the World Bank). These securities may be of any maturity, but under normal market conditions the management team will keep the fund's duration within one year of that of the Salomon Brothers Non-U.S. World Government Bond Index (currency hedged) (currently about five years). All of the fund's assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent, including at least 65% A or better.

In addition to the investment process described on page 3, the management team makes country allocation decisions, based primarily on financial and economic forecasts and other macro-economic factors. The fund generally seeks to reduce currency risk by hedging its investments back to the U.S. dollar.

[GRAPHIC] POTENTIAL RISKS AND REWARDS

     The fund's share price and total return will vary in response to changes in international bond markets and interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because the fund may invest more than 5% of total assets in a single issuer and its primary securities are foreign securities, it takes on additional risks. Its performance may vary more widely than that of comparable funds. The fund has the potential to produce high total return over time, but investors should be prepared to ride out periods of negative total return.

The fund's investments and their main risks, as well as fund strategies, are described in more detail on pages 10-13.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $250 billion, including more than $1.5 billion using the same strategy as this fund.

The portfolio management team is led by Dominic J. Pegler, vice president, who has been on the team since joining J.P. Morgan from the Bank of England in April of 1996, where he was an economist and later managed UKforeign exchange reserves, and by Maria Ryan, associate, who joined the team in January of 1997 and has been at J.P. Morgan since 1990.


================================================================================
INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.

================================================================================
Annual fund operating expenses(1)                                           (%)
================================================================================
Management fees (actual)                                                    0.35

Marketing (12b-1) fees                                                      none

Other expenses(2)
(after reimbursement)                                                       0.30
--------------------------------------------------------------------------------
Total operating expenses(2)
(after reimbursement)                                                       0.65
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.

--------------------------------------------------------------------------------
                                                  1 yr.   3 yrs.  5 yrs. 10 yrs
Your cost($)                                        7      21      36      81
--------------------------------------------------------------------------------

  |
4 | J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
  |

====================================================================================================================================


PERFORMANCE (unaudited)
==================================
Average annual total return            Shows performance over time, for periods ended December 31, 1997
==================================--------------------------------------------------------------------------------------------------

                                                                                              1 yr       3 yrs.  Since inception(3)
J.P. Morgan Institutional International Bond Fund (after expenses)                           10.78       13.07          12.85
------------------------------------------------------------------------------------------------------------------------------------

Salomon Brothers Non-U.S. World Government Bond Index(4) (currency hedged) (no expenses)     11.07       13.57          13.17
------------------------------------------------------------------------------------------------------------------------------------


==================================--------------------------------------------------------------------------------------------------

Year-by-year total return (%)          Shows changes in returns by calendar year
==================================--------------------------------------------------------------------------------------------------


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                                                              1995        1996        1997(3)
J.P. Morgan Institutional International Bond Fund                                             17.40       11.15         10.78
------------------------------------------------------------------------------------------------------------------------------------

Salomon Brothers Non-U.S. World Government Bond Index(4)                                      17.94       11.82         11.07
------------------------------------------------------------------------------------------------------------------------------------



====================================================================================================================================

FINANCIAL HIGHLIGHTS

===================================
Per-share data                         For fiscal periods ended September 30
===================================-------------------------------------------------------------------------------------------------


                                                                                  1995(3)               1996                  1997
Net asset value, beginning of period ($)                                          10.00                 11.12                 11.30
------------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
   Net investment income ($)                                                       0.49                  0.31                  2.21
   Net realized and unrealized gain
   on investment and foreign currency
   (loss) allocated from portfolio ($)                                             0.78                  0.95                 (1.11)

------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations ($)                                               1.27                  1.26                  1.10
------------------------------------------------------------------------------------------------------------------------------------

Less distributions to shareholders from:
   Net investment income ($)                                                      (0.15)                   --                 (2.78)

   Net realized gain ($)                                                             --                 (1.08)                (0.97)

------------------------------------------------------------------------------------------------------------------------------------

Total distributions ($)                                                           (0.15)                (1.08)                (3.75)

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period ($)                                                11.12                 11.30                  8.65
Total return (%)                                                                  12.83(5)              12.09                 12.52
------------------------------------------------------------------------------------------------------------------------------------


===================================
Ratios and supplemental data
===================================-------------------------------------------------------------------------------------------------

Net assets, end of period ($ thousands)                                           4,233                13,310                 7,126
------------------------------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
Expenses (%)                                                                       0.60(6)               0.65                  0.50
------------------------------------------------------------------------------------------------------------------------------------

Net investment income (%)                                                          5.82(6)               5.28                  4.88
------------------------------------------------------------------------------------------------------------------------------------

Decrease reflected in expense ratio due
to expense reimbursement (%)                                                       1.90(6),(7)           1.02                  1.91
------------------------------------------------------------------------------------------------------------------------------------

The Financial Highlights above have been audited by Price Waterhouse LLP, the fund's independent accountants.

(1) The fund has a master/feeder structure as described on page 9. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets and reflecting reimbursement for ordinary expenses over 0.65%.

(2) Without reimbursement, other expenses and total operating expenses would have been 2.06%, and 2.41%, respectively. There is no guarantee that reimbursement will continue beyond 1/31/99.

(3) The fund commenced operations on 12/1/94. Except in the Financial Highlights, returns reflect performance of the fund from 12/1/94.

(4) The Salomon Brothers Non-U.S. World Government Bond Index (currency hedged), consisting of government bonds of developed countries, is an unmanaged index that measures foreign bond market performance.

(5)  Not annualized.

(6)  Annualized.

(7)  After consideration of certain state limitations.

                                                                             |
                           J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND | 5
                                                                             |

YOUR INVESTMENT
================================================================================

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-888-576-4472 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $1,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

     By wire

o    Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

     Morgan Guaranty Trust Company of New York
     Routing number: 021-000-238
     Credit: J.P. Morgan Institutional Funds
     Account number: 001-57-689
     FFC: your account number, name of registered owner(s) and fund name

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

     By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.


  |
6 | YOUR INVESTMENT
  |

================================================================================

SELLING SHARES

     By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o    Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o    Mail the letter to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time).

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.



================================================================================

                   Shareholder Services Agent
                   J.P. Morgan Funds Services
                   522 Fifth Avenue
                   New York, NY 10036
                   1-800-766-7722


                   Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                                             |
                                                             YOUR INVESTMENT | 7
                                                                             |

================================================================================

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:


================================================================================
Transaction                             Tax status
--------------------------------------------------------------------------------
Income dividends                        Ordinary income
--------------------------------------------------------------------------------
Short-term capital gains                Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                 Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of                   Capital gains or
shares owned for more                   losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of                   Gains are treated as ordinary
shares owned for one year               income; losses are subject
or less                                 to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

  |
8 | YOUR INVESTMENT
  |

FUND DETAILS
================================================================================

MASTER/FEEDER STRUCTURE

As noted earlier, the fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when the master portfolio seeks a vote, the funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                       0.35% of the master portfolio's
                                        average net assets
--------------------------------------------------------------------------------
Administrative services                 Master portfolio's and fund's pro-
(fee shared with Funds                  rata portions of 0.09% of the
Distributor, Inc.)                      first $7 billion in J.P. Morgan-
                                        advised portfolios, plus 0.04% of
                                        average net assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services                    0.10% of the fund's average
                                        net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.


                                                                             |
                                                                FUND DETAILS | 9
                                                                             |

================================================================================

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 4). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.

====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Market conditions

o    The fund's share price,            o    Bonds have generally               o    Under normal circumstances the fund plans to
     yield, and total return                 outperformed money market               remain fully invested in bonds and other
     will fluctuate in                       investments over the long               fixed income securities as noted in the table
     response to bond market                 term, with less risk than               on pages 12-13
     movements                               stocks
                                                                                o    The fund seeks to limit risk and enhance total
o    The value of most bonds            o    Most bonds will rise in                 return or yields through careful management,
     will fall when interest                 value when interest rates               sector allocation, individual securities
     rates rise; the longer a                fall                                    selection, and duration management
     bond's maturity and the
     lower its credit quality,          o    Mortgage-backed and                o    During severe market downturns, the fund has
     the more its value                      asset-backed securities                 the option of investing up to 100% of assets
     typically falls                         can offer attractive                    in investment-grade short-term securities
                                             returns
o    Mortgage-backed and                                                        o    J.P. Morgan monitors interest rate trends, as
     asset-backed securities                                                         well as geographic and demographic
     (securities representing                                                        information related to mortgage-backed
     an interest in, or                                                              securities and mortgage prepayments
     secured by, a pool of
     mortgages or other assets
     such as receivables)
     could generate capital
     losses or periods of low
     yields if they are paid
     off substantially earlier
     or later than anticipated

------------------------------------------------------------------------------------------------------------------------------------


Management choices

o    The fund could                     o    The fund could outperform          o    J.P. Morgan focuses its active management on
     underperform its                        its benchmark due to                    those areas where it believes its commitment
     benchmark due to its                    these same choices                      to research can most enhance returns and
     sector, securities, or                                                          manage risks in a consistent way
     duration choices

------------------------------------------------------------------------------------------------------------------------------------


Credit quality

o    The default of an issuer           o    Investment-grade bonds             o    The fund maintains its own policies for
     would leave the fund with               have a lower risk of                    balancing credit quality against potential
     unpaid interest or                      default                                 yields and gains in light of its investment
     principal                                                                       goals
                                        o    Junk bonds offer higher
o    Junk bonds (those rated                 yields and higher                  o    J.P. Morgan develops its own ratings of
     BB/Ba or lower) have a                  potential gains                         unrated securities and makes a credit quality
     higher risk of default,                                                         determination for unrated securities
     tend to be less liquid,
     and may be more difficult
     to value

------------------------------------------------------------------------------------------------------------------------------------


Foreign investments

o    The fund could lose money          o    Foreign bonds, which               o    Foreign bonds are a primary investment for
     because of foreign                      represent a major portion               the fund
     government actions,                     of the world's fixed
     political instability, or               income securities, offer           o    To the extent that the fund invests in
     lack of adequate and                    attractive potential                    foreign bonds, it may manage the currency
     accurate information                    performance and                         exposure of its foreign investments relative
                                             opportunities for                       to its benchmark, and may hedge back into the
o    Currency exchange rate                  diversification                         U.S. dollar from time to time (see also
     movements could reduce                                                          "Derivatives")
     gains or create losses             o    Favorable exchange rate
                                             movements could generate
o    Currency and investment                 gains or reduce losses
     risks tend to be higher in
     emerging markets                   o    Emerging markets can offer
                                             higher returns


------------------------------------------------------------------------------------------------------------------------------------


   |
10 | FUND DETAILS
   |

====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Derivatives

o    Derivatives such as futures,       o    Hedges that correlate              o    The fund uses derivatives for hedging and for
     options, and foreign currency           well with underlying                    risk management (i.e., to adjust duration or to

     forward contracts that are              positions can reduce or                 establish or adjust exposure to particular
     used for hedging the portfolio          eliminate losses at low                 securities, markets, or currencies); risk
     or specific securities may not          cost                                    management may include management of the fund's

     fully offset the underlying                                                     exposure relative to its benchmark
     positions(1)                       o    The fund could make money
                                             and protect against                o    The fund only establishes hedges that it
o    Derivatives used for risk               losses if management's                  expects will be highly correlated with
     management may not have the             analysis proves correct                 underlying positions
     intended effects and may
     result in losses or missed         o    Derivatives that involve           o    While the fund may use derivatives that
     opportunities                           leverage could generate                 incidentally involve leverage, it does not
                                             substantial gains at low                use them for the specific purpose of
o    The counterparty to a                   cost                                    leveraging the portfolio
     derivatives contract could
     default

o    Derivatives that involve
     leverage could magnify losses

------------------------------------------------------------------------------------------------------------------------------------


Illiquid holdings

o    The fund could have                o    These holdings may offer           o    The fund may not invest more than 15% of net
     difficulty valuing these                more attractive yields or               assets in illiquid holdings
     holdings precisely                      potential growth than
                                             comparable widely traded           o    To maintain adequate liquidity to meet
o    The fund could be unable                securities                              redemptions, the fund may hold
     to sell these holdings at                                                       investment-grade short-term securities
     the time or price desired                                                       (including repurchase agreements) and, for
                                                                                     temporary or extraordinary purposes, may
                                                                                     borrow from banks up to 33 1/3% of the value
                                                                                     of its assets

------------------------------------------------------------------------------------------------------------------------------------


When-issued and delayed delivery
securities

o    When the fund buys                 o    The fund can take                  o    The fund uses segregated accounts to offset
     securities before issue                 advantage of attractive                 leverage risk
     or for delayed delivery,                transaction opportunities
     it could be exposed to
     leverage risk if it does
     not use segregated
     accounts

------------------------------------------------------------------------------------------------------------------------------------


Short-term trading

o    Increased trading would            o    The fund could realize             o    The fund anticipates a portfolio turnover
     raise the fund's                        gains in a short period                 rate of approximately 350%
     transaction costs                       of time
                                                                                o    The fund generally avoids short-term trading,
o    Increased short-term               o    The fund could protect                  except to take advantage of attractive or
     capital gains                           against losses if a bond                unexpected opportunities or to meet demands
     distributions would raise               is overvalued and its                   generated by shareholder activity
     shareholders' income tax                value later falls
     liability

------------------------------------------------------------------------------------------------------------------------------------


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on the value of a securities index. An option is the right to buy or sell securities that is granted in exchange for an agreed-upon sum. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                                            |
                                                              FUND DETAILS  | 11
                                                                            |

================================================================================

================================================================================
Investments
================================================================================

This table discusses the customary types of securities which can be held by the fund. In each case the principal types of risk (along with their definitions)are listed on the following page. This table reads across two pages.


--------------------------------------------------------------------------------
Asset-backed securities Bonds or notes backed by unsecured debt, such as credit card receivables; these securities are often guaranteed or over-collateralized to enhance their credit quality.
--------------------------------------------------------------------------------
Bank obligations Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.
--------------------------------------------------------------------------------
Commercial paper Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.
--------------------------------------------------------------------------------
Convertible securities Domestic and foreign debt securities that can be converted into equity securities at a future time and price.
--------------------------------------------------------------------------------
Corporate bonds Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.
--------------------------------------------------------------------------------
Mortgage-backed securities Domestic and foreign securities backed by pools of mortgages (such as Ginnie Maes, Fannie Maes and Freddie Macs), including pass through certificates, and other senior classes of collateralized mortgage obligations (CMOs) or stripped mortgage-backed securities.
--------------------------------------------------------------------------------
Participation interests Securities representing an interest in another security or in bank loans.
--------------------------------------------------------------------------------
Private placements Bonds or other investments that are sold directly to an institutional investor.
--------------------------------------------------------------------------------
Repurchase agreements Agreements between a seller and a buyer whereby the seller agrees to repurchase the securities at an agreed upon price and at a stated time.
--------------------------------------------------------------------------------
Sovereign debt, Brady bonds, and debt of supranational organizations Dollar- and non-dollar-denominated securities issued to refinance foreign government bank loans and other debt.
--------------------------------------------------------------------------------
Swaps Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.
--------------------------------------------------------------------------------
U.S. government securities Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.
--------------------------------------------------------------------------------
Zero coupon, pay-in-kind, and deferred payment securities Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------

   |
12 | FUND DETAILS
   |

================================================================================

================================================================================
*    Permitted
o    Permitted, but not typically used



                                                                           International
                 Principal Types of Risk                                   Bond Fund
-------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                         *

-------------------------------------------------------------------------------------------
credit, currency, liquidity, political                                            *

-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political                     *

-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          *

-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          *

-------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, leverage, market, political,          o
prepayment

-------------------------------------------------------------------------------------------
credit, currency, extension, interest rate, liquidity, political, prepayment      *

-------------------------------------------------------------------------------------------
credit, interest rate, liquidity, market, valuation                               o

-------------------------------------------------------------------------------------------
credit                                                                            o

-------------------------------------------------------------------------------------------
credit, currency, interest rate, market, political                                *

-------------------------------------------------------------------------------------------
credit, currency, interest rate, leverage, market, political                      o

-------------------------------------------------------------------------------------------
interest rate                                                                     *

-------------------------------------------------------------------------------------------
credit, currency, interest rate, liquidity, market, political, valuation          *

-------------------------------------------------------------------------------------------


Risk related to certain securities held by J.P. Morgan Institutional International Bond Fund:

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk The risk the costs associated with a liability are more than the obligation of the fund with regard to the underlying instrument.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Market risk The risk that the market value of an investment may move up or down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all investments and the mutual funds that invest in them.

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

Prepayment risk The risk that unanticipated prepayments may occur, reducing the value of asset-backed and mortgage-backed securities and participation interests.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

                                                                            |
                                                               FUND DETAILS | 13
                                                                            |

================================================================================
FOR MORE INFORMATION
================================================================================

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents may be obtained by contacting:

J.P. Morgan Institutional International Bond Fund
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07342 and 033-54642.

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.



    JP Morgan
================================================================================
    J.P. Morgan Institutional Funds

    Advisor                                     Distributor
    Morgan Guaranty Trust Company of New York   Funds Distributor, Inc.
    522 Fifth Avenue                            60 State Street
    New York, NY 10036                          Boston, MA 02109
    1-800-766-7722                              1-800-221-7930

                                                                     PROS383-983

--------------------------------------------------------------------------------
                                                        |
                                        MARCH 2, 1998   |     PROSPECTUS
                                                        |
================================================================================

J.P. MORGAN INSTITUTIONAL
TAX EXEMPT BOND FUND




                                              ==================================
                                              Seeking high current income
                                              by investing primarily in
                                              fixed income securities.



This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.


                                                         [LOGO] JP Morgan

Distributed by Funds Distributor, Inc.

================================================================================

CONTENTS

====================================================================================================================================


                                  3 |    FIXED INCOME MANAGEMENT APPROACH

                                         Fixed income investment process ..........................................................3


                                  4 |    J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND

The fund's goal, investment approach,    Fund description .........................................................................4
    risks, expenses, performance, and
                 financial highlights    Investor expenses ........................................................................4

                                         Performance ..............................................................................5

                                         Financial highlights .....................................................................5


                                  6 |    YOUR INVESTMENT

         Investing in the J.P. Morgan    Investing through a financial professional ...............................................6
   Institutional Tax Exempt Bond Fund
                                         Investing directly .......................................................................6

                                         Opening your account .....................................................................6

                                         Adding to your account ...................................................................6

                                         Selling shares ...........................................................................7

                                         Account and transaction policies .........................................................7

                                         Dividends and distributions ..............................................................8

                                         Tax considerations .......................................................................8


                                  9 |    FUND DETAILS

       More about risk and the fund's    Master/feeder structure ..................................................................9
                  business operations
                                         Management and administration ............................................................9

                                         Risk and reward elements ................................................................10

                                         Investments .............................................................................12


                                         FOR MORE INFORMATION ............................................................back cover

                                                                             |
                                                                             | 1
                                                                             |

INTRODUCTION
================================================================================

J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND

This fund invests primarily in bonds and other fixed income securities through a master portfolio (another fund with the same goal). The fund seeks high current income consistent with moderate risk.

WHO MAY WANT TO INVEST

The fund is designed for investors who:

o    want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o    want an investment that pays monthly dividends

o    are seeking income that is exempt from federal personal income tax

The fund is not designed for investors who:

o    are investing for aggressive long-term growth

o    require stability of principal

o    are investing through a tax-deferred account such as an IRA


J.P. MORGAN

Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $250 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.

=========================================
Before you invest

Investors considering the fund should
understand that:

o    The value of the fund's shares will
     fluctuate over time. You could lose
     money if you sell when the fund's
     share price is lower than when you
     invested.

o    There is no assurance that the fund
     will meet its investment goal.

o    Future returns will not necessarily
     resemble past performance.

o    The fund invests a portion of
     assets in non-investment-grade
     bonds ("junk bonds"), which offer
     higher potential yields but have a
     higher risk of default and are more
     sensitive to market risk than
     investment-grade bonds.

o    The fund does not represent a
     complete investment program.

-----------------------------------------

  |
2 |
  |

FIXED INCOME MANAGEMENT APPROACH
================================================================================

                                        The J.P. Morgan Institutional Tax Exempt
                                        Bond Fund invests primarily in bonds and other fixed income securities.

                                        The fund's investment philosophy,
                                        developed by its advisor, emphasizes the potential for consistently enhancing performance while managing risk.


                                        FIXED INCOME INVESTMENT PROCESS

                                        J.P. Morgan seeks to generate an
                                        information advantage through the depth
                                        of its global fixed-income research and
                                        the sophistication of its analytical
                                        systems. Using a team-oriented approach,
                                        J.P. Morgan seeks to gain insights in a
                                        broad range of distinct areas and takes
                                        positions in many different ones,
                                        helping the fund to limit exposure to
                                        concentrated sources of risk.

                                        In managing the fund, J.P. Morgan
                                        employs a three-step process that
                                        combines sector allocation, fundamental
                                        research for identifying portfolio
                                        securities, and duration management.

                       [GRAPHIC]        Sector allocation The sector allocation
                                        team meets monthly, analyzing the
 The fund invests across a range        fundamentals of a broad range of sectors
of different types of securities        in which the fund may invest. The team
                                        seeks to enhance performance and manage
                                        risk by underweighting or overweighting
                                        sectors.

                      [GRAPHIC]         Security selection Relying on the
                                        insights of different specialists,
   The fund makes its portfolio         including credit analysts, quantitative
decisions as described later in         researchers, and dedicated fixed income
                this prospectus         traders, the portfolio managers make buy
                                        and sell decisions according to the
                                        fund's goal and strategy.

                     [GRAPHIC]          Duration management Forecasting teams
                                        use fundamental economic factors to
J.P. Morgan uses a disciplined          develop strategic forecasts of the
 process to control the fund's          direction of interest rates. Based on
 sensitivity to interest rates          these forecasts, strategists establish
                                        the fund's target duration (a measure of average weighted maturity of the securities held by the fund and a common measurement of sensitivity to interest rate movements), typically remaining relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the fund and make tactical adjustments as necessary.

                                                                            |
                                          FIXED INCOME MANAGEMENT APPROACH  |  3
                                                                            |

J.P. MORGAN INSTITUTIONAL
TAX EXEMPT BOND FUND         |  TICKER SYMBOL: JITBX
================================================================================
                                REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                (J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND)

[GRAPHIC] GOAL

     The fund's goal is to provide high current income that is exempt from federal income tax, consistent with moderate risk of capital and maintenance of liquidity.

[GRAPHIC] INVESTMENT APPROACH

     The fund invests primarily in high quality municipal securities whose income is free from federal personal income tax. While the fund's goal is high tax-exempt income, the fund may invest to a limited extent in taxable securities, including U.S. government, government agency, corporate, or taxable municipal securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between four and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities as low as B.

[GRAPHIC] POTENTIAL RISKS AND REWARDS

     The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar tax-exempt funds will depend on the success of the investment process, which is described on page 3.

Investors should expect the potential for returns that exceed those of a comparable tax-exempt fund of shorter duration, and should be prepared for higher share price volatility than such a fund. The fund's performance could also be affected by market reaction to proposed tax legislation. A portion of the fund's returns may be subject to federal, state, or local tax, or the alternative minimum tax.

The fund's investments and their main risks, as well as fund strategies, are described in more detail on pages 10-12.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $250 billion, including more than $8 billion using the same strategy as this fund.

The portfolio management team is led by Robert W. Meiselas, vice president, who joined the team in May of 1997 and has been at J.P. Morgan since 1987, and by Elaine B. Young, vice president, who joined the team in January of 1996 and has been at J.P. Morgan since August of 1994. Prior to joining J.P. Morgan, Ms. Young was a municipal bond trader and fixed income portfolio manager at Scudder, Stevens, & Clark, Inc.

================================================================================
INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.

================================================================================
Annual fund operating expenses(1)                                           (%)
================================================================================
Management fees (actual)                                                    0.30

Marketing (12b-1) fees                                                      none

Other expenses(2)
(after reimbursement)                                                       0.20
--------------------------------------------------------------------------------
Total operating expenses(2)
(after reimbursement)                                                       0.50
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.

--------------------------------------------------------------------------------
                                       1 yr.      3 yrs.    5 yrs.      10 yrs.
Your cost($)                             5          16        28          63
--------------------------------------------------------------------------------

   |
4  |  J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND
   |

===========================================================================================================================
PERFORMANCE (unaudited)
==================================
Average annual total return (%)        Shows performance over time, for periods ended December 31, 1997
==================================-----------------------------------------------------------------------------------------
                                                                              1 yr.     3 yrs.     5 yrs.(3)    10 yrs.(3)
J.P. Morgan Institutional Tax Exempt Bond Fund (after expenses)               7.58       8.19         6.23        7.19
---------------------------------------------------------------------------------------------------------------------------
Municipal Bond Index(4) (no expenses)                                         7.80       8.55         6.61        7.57
---------------------------------------------------------------------------------------------------------------------------

==================================
Year-by-year total return (%)          Shows changes in returns by calendar year
==================================----------------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                                  1988        1989      1990     1991      1992      1993       1994      1995      1996       1997
J.P. Morgan Institutional
Tax Exempt Bond Fund             7.38         8.25     6.87     10.92      7.47      9.58      (2.53)    13.50      3.71       7.58
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Index(4)          5.80         9.62     7.48     11.66      8.25     10.71      (2.74)    13.80      4.27       7.80
-----------------------------------------------------------------------------------------------------------------------------------


===========================================================================================================================
FINANCIAL HIGHLIGHTS

=======================================
Per-share data                              For fiscal periods ended August 31
---------------------------------------------------------------------------------------------------------------------------
                                                  1993(5)      1994         1995         1996          1997
Net asset value, beginning of period ($)          10.00       10.07         9.75        10.01          9.92
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                       0.06        0.48         0.49         0.48          0.48
   Net realized and unrealized gain (loss)
   on investment ($)                               0.07       (0.32)        0.26        (0.07)         0.20
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)               0.13        0.16         0.75         0.41          0.68
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income ($)                      (0.06)      (0.48)       (0.49)       (0.48)        (0.48)
   Net realized gain ($)                             --          --           --        (0.02)        (0.00)(6)
---------------------------------------------------------------------------------------------------------------------------
Total distributions ($)                           (0.06)      (0.48)       (0.49)       (0.50)        (0.48)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                10.07        9.75        10.01         9.92         10.12
---------------------------------------------------------------------------------------------------------------------------
Total return (%)                                   1.39(7)     1.61         8.00         4.13          7.06
---------------------------------------------------------------------------------------------------------------------------

=======================================
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ thousands)              --(9)   16,415       59,867      121,131       201,614
---------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
Expenses (%)                                         --        0.50         0.50         0.50          0.50
---------------------------------------------------------------------------------------------------------------------------
Net investment income (%)                          3.56(8)     4.70         5.09         4.82          4.83
---------------------------------------------------------------------------------------------------------------------------
Decrease reflected in expense ratio due to
expense reimbursement (%)                          2.50(8)     1.48         0.21         0.10          0.06
---------------------------------------------------------------------------------------------------------------------------
The Financial Highlights above have been audited by Price Waterhouse LLP, the fund's independent accountants.

(1) The fund has a master/feeder structure as described on page 9. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets and reflecting reimbursement for ordinary expenses over 0.50%.

(2) Without reimbursement, other expenses and total operating expenses would have been 0.26% and 0.56%, respectively. There is no guarantee that reimbursement will continue beyond 12/31/98.

(3) Returns for the period 12/31/87 through 7/31/93 reflect performance of The Pierpont Tax Exempt Bond Fund, the predecessor of the fund.

(4) The Municipal Bond Index is composed of the Lehman Brothers Quality Intermediate Municipal Bond Index, consisting of general obligation and revenue bonds rated A or better with maturities of 2-12 years, from 12/31/87 through 4/30/97, and the Lehman Brothers 1-16 Year Municipal Bond Index, consisting of general obligation and revenue bonds with maturities of 1-16 years, from 5/1/97 forward. Both are unmanaged indices that measure municipal bond market performance.

(5)  The fund commenced operations on 7/12/93.

(6)  Less than $0.01 per share.

(7)  Not annualized.

(8)  Annualized.

(9)  Net assets at 8/31/93 were $202.

                                                                            |
                            J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND  |  5
                                                                            |

YOUR INVESTMENT
================================================================================

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $5,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

     By wire

o    Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

     Morgan Guaranty Trust Company of New York
     Routing number: 021-000-238
     Credit: J.P. Morgan Institutional Funds
     Account number: 001-57-689
     FFC: your account number, name of registered owner(s) and fund name

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

     By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

   |
6  |  YOUR INVESTMENT
   |

================================================================================

SELLING SHARES

     By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o    Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o    Mail the letter to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time).

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

================================================================================
           Shareholder Services Agent
           J.P. Morgan Funds Services
           522 Fifth Avenue
           New York, NY 10036
           1-800-766-7722

          Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                                            |
                                                           YOUR INVESTMENT  |  7
                                                                            |

================================================================================

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions. When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

================================================================================
Transaction                            Tax status
--------------------------------------------------------------------------------
Income dividends                       Exempt from federal personal
                                       income taxes
--------------------------------------------------------------------------------
Short-term capital gains               Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of                  Capital gains or
shares owned for more                  losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of                  Gains are treated as ordinary
shares owned for one year              income; losses are subject
or less                                 to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


   |
8  |  YOUR INVESTMENT
   |

FUND DETAILS
================================================================================

MASTER/FEEDER STRUCTURE

As noted earlier, the fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when the master portfolio seeks a vote, the funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                      0.30% of the master portfolio's
                                       average net assets
--------------------------------------------------------------------------------
Administrative services                Master portfolio's and fund's pro-
(fee shared with Funds                 rata portions of 0.09% of the
Distributor, Inc.)                     first $7 billion in J.P. Morgan-
                                       advised portfolios, plus 0.04% of
                                       average net assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services                   0.075% of the fund's average
                                       net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.

                                                                            |
                                                              FUND DETAILS  |  9
                                                                            |

================================================================================

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 4). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.

====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Market conditions

o    The fund's share price,            o    Bonds have generally               o    Under normal circumstances the fund plans to
     yield, and total return                 outperformed money market               remain fully invested in bonds and other
     will fluctuate in                       investments over the long               fixed income securities as noted in the table
     response to bond market                 term, with less risk than               on page 12
     movements                               stocks
                                                                                o    The fund seeks to limit risk and enhance total
o    The value of most bonds            o    Most bonds will rise in                 return or yields through careful management,
     will fall when interest                 value when interest rates               sector allocation, individual securities
     rates rise; the longer a                fall                                    selection, and duration management
     bond's maturity and the
     lower its credit quality,                                                  o    During severe market downturns, the fund has
     the more its value                                                              the option of investing up to 100% of assets
     typically falls                                                                 in investment-grade short-term securities

                                                                                o    J.P. Morgan monitors interest rate trends

------------------------------------------------------------------------------------------------------------------------------------


Management choices

o    The fund could                     o    The fund could outperform          o    J.P. Morgan focuses its active management on
     underperform its                        its benchmark due to                    those areas where it believes its commitment
     benchmark due to its                    these same choices                      to research can most enhance returns and
     sector, securities, or                                                          manage risks in a consistent way
     duration choices

------------------------------------------------------------------------------------------------------------------------------------


Credit quality

o    The default of an issuer           o    Investment-grade bonds             o    The fund maintains its own policies for
     would leave the fund with               have a lower risk of                    balancing credit quality against potential
     unpaid interest or                      default                                 yields and gains in light of its investment
     principal                                                                       goals
                                        o    Junk bonds offer higher
o    Junk bonds (those rated                 yields and higher                  o    J.P. Morgan develops its own ratings of
     BB/Ba or lower) have a                  potential gains                         unrated securities and makes a credit quality
     higher risk of default, tend                                                    determination for unrated securities
     to be less liquid, and
     may be more difficult to
     value

------------------------------------------------------------------------------------------------------------------------------------


   |
10 | FUND DETAILS
   |

====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Illiquid holdings

o    The fund could have                o    These holdings may offer           o    The fund may not invest more than 15% of net
     difficulty valuing these                more attractive yields or               assets in illiquid holdings
     holdings precisely                      potential growth than
                                             comparable widely traded           o    To maintain adequate liquidity to meet
o    The fund could be unable                securities                              redemptions, the fund may hold
     to sell these holdings at                                                       investment-grade short-term securities
     the time or price desired                                                       (including repurchase agreements) and, for
                                                                                     temporary or extraordinary purposes, may
                                                                                     borrow from banks up to 10% of the value
                                                                                     of its assets

------------------------------------------------------------------------------------------------------------------------------------


When-issued and delayed delivery
securities

o    When the fund buys                 o    The fund can take                  o    The fund uses segregated accounts to offset
     securities before issue                 advantage of attractive                 leverage risk
     or for delayed delivery,                transaction opportunities
     it could be exposed to
     leverage risk if it does
     not use segregated
     accounts

------------------------------------------------------------------------------------------------------------------------------------


Short-term trading

o    Increased trading would            o    The fund could realize             o    The fund anticipates a portfolio turnover
     raise the fund's                        gains in a short period                 rate of approximately 50%
     transaction costs                       of time
                                                                                o    The fund generally avoids short-term trading,
o    Increased short-term               o    The fund could protect                  except to take advantage of attractive or
     capital gains                           against losses if a bond                unexpected opportunities or to meet demands
     distributions would raise               is overvalued and its                   generated by shareholder activity
     shareholders' income tax                value later falls
     liability

------------------------------------------------------------------------------------------------------------------------------------


The fund is also permitted to enter in to futures and options transactions, however, these transactions result in taxable gains or losses so it is expected that the fund will utilize them infrequently.

                                                                            |
                                                               FUND DETAILS | 11
                                                                            |

================================================================================

================================================================================
Investments
================================================================================

This table discusses the customary types of securities which can be held by the fund. In each case the principal types of risk are listed (see below for definitions).


                                            * Permitted
                                            o Permitted but not typically used

                                                                                                                      Tax Exempt
                                                  Principal Types of Risk                                             Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

Bank obligations Negotiable certificates           credit, liquidity                                                    o
of deposit, time deposits and bankers'
acceptances.
------------------------------------------------------------------------------------------------------------------------------------

Commercial paper Unsecured short term              credit, interest rate, liquidity, market                             * Tax
debt issued by banks or corporations.                                                                                     Exempt
These securities are usually discounted
and are rated by S&P or Moody's.                                                                                        o Taxable
------------------------------------------------------------------------------------------------------------------------------------

Private placements Bonds or other                  credit, interest rate, liquidity, market,                            *
investments that are sold directly to an           valuation
institutional investor.
------------------------------------------------------------------------------------------------------------------------------------

Repurchase agreements Agreements between           credit                                                               o
a seller and a buyer whereby the seller
agrees to repurchase the securities at
an agreed upon price and at a stated
time.
------------------------------------------------------------------------------------------------------------------------------------

Synthetic variable rate instruments Debt           credit, interest rate, leverage, liquidity,                          *
instruments whereby the issuer agrees to           market
exchange one security for another in
order to change the maturity or quality
of a security in the fund.
------------------------------------------------------------------------------------------------------------------------------------

Tax exempt municipal securities                    credit, interest rate, market, natural event,                        *(1)
Securities, generally issued as general            political
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.
------------------------------------------------------------------------------------------------------------------------------------

U.S. government securities Debt                    interest rate                                                        *
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------

Zero coupon, pay-in-kind, and deferred             credit, interest rate, liquidity, market,                            *
payment securities Securities offering             valuation
non-cash or delayed-cash payment. Their
prices are typically more volatile than
those of some other debt instruments and
involve certain special tax
considerations.
------------------------------------------------------------------------------------------------------------------------------------


Risk related to certain securities held by J.P. Morgan Institutional Tax Exempt Bond Fund:

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk The risk the costs associated with a liability are more than the obligation of the fund with regard to the underlying instrument.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Market risk The risk that the market value of an investment may move up or down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all investments and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Political risk The risk of losses attributable to government or political actions, i.e. changes in tax statutes.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

(1)  At least 65% of assets must be in tax exempt securities.

   |
12 | FUND DETAILS
   |

================================================================================




                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

================================================================================
FOR MORE INFORMATION
================================================================================

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents may be obtained by contacting:

J.P. Morgan Institutional Tax Exempt Bond Fund
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone:  1-800-766-7722

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07342 and 033-54642.

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

      JP Morgan
================================================================================
      J.P. Morgan Institutional Funds

      Advisor                                          Distributor
      Morgan Guaranty Trust Company of New York        Funds Distributor, Inc.
      522 Fifth Avenue                                 60 State Street
      New York, NY 10036                               Boston, MA 02109
      1-800-766-7722                                   1-800-221-7930


                                                                     PROS374-983

                         J.P. MORGAN INSTITUTIONAL FUNDS





                 J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND
                J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND




                       STATEMENT OF ADDITIONAL INFORMATION



                                  MARCH 2, 1998





















THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 2, 1998 FOR THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM FUNDS DISTRIBUTOR, INC.,
ATTENTION:
J.P. MORGAN INSTITUTIONAL FUNDS (800) 221-7930.


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




                              Table of Contents


                                                                       PAGE

General  . . . . . . . . . . . . . . . . . . .                          1
Investment Objectives and Policies . . . . . .                          1
Investment Restrictions  . . . . . . . . . . .                         26
Trustees and Officers  . . . . . . . . . . . .                         30
Investment Advisor . . . . . . . . . . . . . .                         35
Distributor  . . . . . . . . . . . . . . . . .                         38
Co-Administrator . . . . . . . . . . . . . . .                         39
Services Agent . . . . . . . . . . . . . . . .                         40
Custodian and Transfer Agent . . . . . . . . .                         41
Shareholder Servicing  . . . . . . . . . . . .                         41
Financial Professionals  . . . . . . . . . . .                         43
Independent Accountants  . . . . . . . . . . .                         43
Expenses . . . . . . . . . . . . . . . . . . .                         44
Purchase of Shares . . . . . . . . . . . . . .                         44
Redemption of Shares . . . . . . . . . . . . .                         45
Exchange of Shares . . . . . . . . . . . . . .                         45
Dividends and Distributions  . . . . . . . . .                         46
Net Asset Value  . . . . . . . . . . . . . . .                         46
Performance Data . . . . . . . . . . . . . . .                         47
Portfolio Transactions . . . . . . . . . . . .                         49
Massachusetts Trust  . . . . . . . . . . . . .                         50
Description of Shares  . . . . . . . . . . . .                         51
Special Information Concerning Investment
 Structure . . . . . . . . . . . . . . . . . .                         53
Taxes  . . . . . . . . . . . . . . . . . . . .                         55
Additional Information   . . . . . . . . . . .                         60
Financial Statements . . . . . . . . . . . . .                         61
Appendix A - Description of Securities
Ratings  . . . . . . . . . . . . . . . . . . .                        Appendix-1




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



GENERAL

         This Statement of Additional Information relates only to the J.P. Morgan Institutional Tax Exempt Bond Fund and the J.P. Morgan Institutional International Bond Fund (collectively, the "Funds"). Each of the Funds is a series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds and provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Master Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective as the Fund. Each Fund invests in a Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

         Each Portfolio is advised by Morgan Guaranty Trust Company of New York ("Morgan" or the "Advisor").

         Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan or any other bank. Shares of a Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVES AND POLICIES

         The following discussion supplements the information regarding the investment objective of each of the Funds and the policies to be employed to achieve this objective by their corresponding Portfolios as set forth above and in the Prospectus. The investment objective of each Fund and its corresponding Portfolio is identical. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio; similarly, references to a Portfolio also include the corresponding Fund that invests in the Portfolio unless the context requires otherwise.



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                                                         1

         J.P. MORGAN INSTITUTIONAL TAX EXEMPT BOND FUND (the "Tax Exempt Bond Fund") is designed for investors who seek tax exempt yields greater than those generally available from a portfolio of short term tax exempt obligations and who are willing to incur the greater price fluctuation of longer-term instruments. Additionally, the Tax Exempt Bond Fund is designed is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from federal income tax. The Tax Exempt Bond Fund's investment objective is to provide high current income that is exempt from federal income tax, consistent with moderate risk of capital and maintenance of liquidity. See "Taxes." The Fund attempts to achieve its investment objective by investing all of its investable assets in The Tax Exempt Bond Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Tax Exempt Bond Fund.

         The Tax Exempt Bond Fund attempts to achieve its investment objective by investing primarily in securities of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest of which is exempt from federal income tax in the opinion of bond counsel for the issuer, but it may invest up to 20% of its total assets in taxable obligations. During normal market conditions, the Tax Exempt Bond Fund will invest at least 80% of its net assets in tax exempt obligations. Interest on these securities may be subject to state and local taxes. For more detailed information regarding tax matters, including the applicability of the alternative minimum tax, see "Taxes". The Tax Exempt Bond Fund attempts to invest its assets in tax exempt municipal securities; however, under certain circumstances the Tax Exempt Bond Fund is permitted to invest up to 20% of the value of its total assets in securities, the interest income on which may be subject to federal, state and local income taxes. The Tax Exempt Bond Fund may make taxable investments pending investment of proceeds from sales of its interests or portfolio securities, pending settlement of purchases of portfolio securities, to maintain liquidity or when it is advisable in Morgan's opinion because of adverse market conditions. The Tax Exempt Bond Fund will invest in taxable securities only if there are no tax exempt securities available for purchase or if the expected return from an investment in taxable securities exceeds the expected return on available tax exempt securities. In abnormal market conditions, if, in the judgment of Morgan, tax exempt securities satisfying the Fund's investment objective may not be purchased, the Tax Exempt Bond Fund may, for defensive purposes only, temporarily invest more than 20% of its net assets in debt securities the interest on which is subject to federal, state and local income taxes. The taxable investments permitted for the Tax Exempt Bond Fund include obligations of the U.S. Government and its agencies and instrumentalities, bank obligations, commercial paper and repurchase agreements and other debt securities which meet the Fund's quality requirements. See "Taxes". The Tax Exempt Bond Fund seeks to maintain a current yield that is greater than that obtainable from a portfolio of short term tax exempt obligations, subject to certain quality restrictions. See "Quality and Diversification Requirements."

         Morgan believes that based upon current market conditions, the Tax Exempt Bond Fund will consist of a portfolio of securities with a duration of four to


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                                                         2
seven years. In view of the duration of the Tax Exempt Bond Fund, under normal market conditions, the Tax Exempt Bond Fund's yield can be expected to be higher and its net asset value less stable than those of a money market fund. Duration is a measure of the weighted average maturity of the bonds held in the Tax Exempt Bond Fund and can be used as a measure of the sensitivity of the Tax Exempt Bond Fund's market value to changes in interest rates. The maturities of the individual securities in the Tax Exempt Bond Fund may vary widely, however, as Morgan adjusts the Tax Exempt Bond Fund's holdings of long-term and short-term debt securities to reflect its assessment of prospective changes in interest rates, which may adversely affect current income.

         The value of the Tax Exempt Bond Fund's investments will generally fluctuate inversely with changes in prevailing interest rates. The value of the Tax Exempt Bond Fund's investments will also be affected by changes in the creditworthiness of issuers and other market factors. The quality criteria applied in the selection of portfolio securities are intended to minimize adverse price changes due to credit considerations. The value of the Tax Exempt Bond Fund's municipal securities can also be affected by market reaction to legislative consideration of various tax reform proposals. Although the net asset value of the Fund fluctuates, the Tax Exempt Bond Fund attempts to preserve the value of its investments to the extent consistent with its objective.

         THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND (the "International Bond Fund") is designed to be an economical and convenient means of making substantial investments in a broad range of international fixed income securities. The International Bond Fund's investment objective is to provide a high total return, consistent with moderate risk of capital, by investing in a portfolio of international fixed income securities. The International Bond Fund attempts to achieve its objective by investing all of its investable assets in The Non-U.S. Fixed Income Portfolio (the "Portfolio"), a non-diversified open-end management investment company having the same investment objective as the International Bond Fund. The expected total return of a portfolio of fixed income securities may not be as high as that of a portfolio of equity securities.

         The Fund attempts to achieve its investment objective by investing primarily in high grade, non-dollar-denominated corporate and government debt obligations of foreign issuers described in this Statement of Additional Information. The International Bond Fund is designed for investors who seek exposure to the international bond markets in their investment portfolios.

INVESTMENT PROCESS FOR THE NON-U.S. FIXED INCOME PORTFOLIO

         Morgan actively manages the Non-U.S. Fixed Income Portfolio's allocation across countries, its duration and the selection of specific securities within countries. Based on fundamental economic and capital markets research, quantitative valuation techniques and experienced judgment, Morgan allocates The Non-U.S. Fixed Income Portfolio's assets primarily among the developed countries of the world outside the United States. Morgan adjusts The Non-U.S. Fixed Income Portfolio's duration in light of market conditions and the Advisor's interest rate outlook for the countries in which it invests. The Advisor selects


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                                                         3
securities among the broad sectors of the fixed income market including, but not limited to, debt obligations of governments and their agencies, supranational organizations, corporations and banks, taking into consideration such factors as their relative value, the likelihood of a change in credit rating, and the liquidity of the issue. Under normal circumstances, the Advisor intends to keep The Non-U.S. Fixed Income Portfolio essentially fully invested with at least 65% of The Non-U.S. Fixed Income Portfolio's assets invested in bonds of foreign issuers. These investments will be made in at least three foreign countries.

         Country allocation: Morgan allocates the Portfolio's assets primarily among the developed countries of the world outside the United States. Country allocations are determined through an optimization procedure that ranks markets according to the risks and returns inherent in their "optimal" durations. Country weightings also reflect liquidity and credit quality considerations. To help contain risk, Morgan typically limits the country-weighted duration of the Portfolio to a range between one year shorter and one year longer than that of the benchmark.

         Sector/security selection: Holdings primarily consist of government and government-guaranteed bonds, but also include publicly and privately traded corporates, debt obligations of banks and bank holding companies and of supranational organizations, and convertible securities. Sectors are over- or under-weighted when Morgan perceives significant valuation distortions in their yield spreads. Securities are selected by the portfolio manager, with substantial input from fixed income analysts and traders as well as from Morgan's extended network of equity analysts. Credit analysts monitor the quality of current and prospective holdings and, in conjunction with the credit committee, recommend purchases and sales.

         Duration management: Duration is a measure of the weighted average maturity of the bonds held in The Non-U.S. Fixed Income Portfolio and can be used as a measure of the sensitivity of the Non-U.S. Fixed Income Portfolio's market value to changes in interest rates. Typically, The Non-U.S. Fixed Income Portfolio's duration will range between one year shorter and one year longer than the duration of the non-U.S. fixed income universe, as represented by Salomon Brothers Non-U.S. World Government Bond Index (currency hedged), The Non-U.S. Fixed Income Portfolio's benchmark. Currently the benchmark's duration is approximately five years. The maturities of the individual bonds in The Non-U.S. Fixed Income Portfolio may vary widely, however. The duration decision is central to Morgan's investment process and begins with an analysis of economic conditions and real yields in the countries that make up the Portfolio's universe. Based on this analysis, fixed income portfolio managers forecast three potential paths (optimistic, pessimistic, and most likely) that interest rates in each market could follow over the next three and twelve months. These forecasts are converted into return curves that enable Morgan to estimate the risk-return profile of different portfolio durations. In each market, duration is set at its "optimal" level-that is, at the level that Morgan believes will generate the highest excess return per unit of excess risk, as measured against the Salomon Brothers Non-U.S. World Government Bond Index (currency hedged).



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                                                         4

CORPORATE BONDS AND OTHER DEBT SECURITIES

         As discussed in the Prospectus, the International Bond Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears in the Prospectus and below. See "Quality and
Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         ASSET-BACKED SECURITIES. The International Bond Fund may invest in asset- backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying obligations. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the International Bond Fund may invest are subject to the International Bond Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

TAX EXEMPT OBLIGATIONS

         The Tax Exempt Bond Fund may invest in bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. These obligations may be general obligation bonds secured by the issuer's pledge of its full faith credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sources, but not generally backed by the issuer's taxing power. These include industrial development bonds where payment is the responsibility of the private industrial user of the facility financed by the bonds. The Tax Exempt Bond Fund may invest more than 25% of its assets in industrial development bonds, but may not invest more than 25% of its assets in industrial development bonds in projects of similar type or in the same state.



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     The Tax Exempt Bond Fund may invest in tax exempt obligations to the extent consistent with its investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Tax Exempt Bond Fund appears below. See "Quality and Diversification Requirements."

         MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL  NOTES.  Municipal notes are subdivided into three  categories of
short-term   obligations:   municipal  notes,  municipal  commercial  paper  and
municipal demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid


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principal  balance,  plus accrued  interest  either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Tax Exempt Bond Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the Tax Exempt Bond Fund to be liquid because they are payable upon demand. The Tax Exempt Bond Fund has no specific percentage limitations on investments in master demand obligations.

         PUTS. The Tax Exempt Bond Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Tax Exempt Bond Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Tax Exempt Bond Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash


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available to the Tax Exempt Bond Fund,  the  expiration  dates of the  available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Tax Exempt Bond Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

         The Tax Exempt Bond Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Tax Exempt Bond Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Tax Exempt Bond Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Tax Exempt Bond Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Tax Exempt Bond Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. In the case of the Tax Exempt Bond Fund, other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         The Trust has been advised by counsel that the Tax Exempt Bond Fund will be considered the owner of the securities subject to the puts so that the interest on the securities is tax exempt income to the Tax Exempt Bond Fund.


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Such advice of counsel is based on certain  assumptions  concerning the terms of the puts and the attendant circumstances.

FOREIGN INVESTMENTS

         The International Bond Fund makes substantial investments in foreign securities. The International Bond Fund may invest in securities of foreign corporations included in Salomon Brothers Non-U.S. World Government Bond Index (currency hedged). The International Bond Fund may invest in securities denominated in foreign currencies, the U.S. dollar or multinational currency units such as the ECU. The Advisor will generally attempt to hedge the International Bond Fund's foreign currency exposure into the U.S. dollar. However, the Advisor may from time to time decide to keep foreign currency positions unhedged or engage in foreign currency transactions if, based on fundamental research, technical factors and the judgment of experienced currency managers, it believes the foreign currency exposure will benefit the International Bond Fund.

         Since investments in foreign securities may involve foreign currencies, the value of the International Bond Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The International Bond Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage its currency exposure.

         FOREIGN INVESTMENT INFORMATION. The International Bond Fund invests primarily in foreign securities. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to interest paid to the Portfolio by domestic companies.

         Investors should realize that the value of the International Bond Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the International Bond Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment


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against a foreign issuer. Any foreign investments made by the International Bond
Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected in foreign bond markets has increased in recent years, in most cases it remains appreciably below that of domestic markets. Accordingly, the International Bond Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of brokers, financial institutions and issuers located in foreign countries than in the United States.

         Although the International Bond Fund invests primarily in securities of established issuers based in developed foreign countries, it may also invest in securities of issuers in emerging markets countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the International Bond Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

         Since the International Bond Fund's investments in foreign securities involve foreign currencies, the value of its assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. See "Foreign Currency Exchange Transactions".

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the International Bond Fund buys and sells securities and receives interest in currencies other than the U.S. dollar, the International Bond Fund enters into foreign currency exchange transactions. The International Bond Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The International Bond Fund will not enter into forward contracts for speculative purposes. The cost of the International Bond Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by the International Bond Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward


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foreign currency exchange contracts establish an exchange rate at a future date.
These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the International Bond Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The International Bond Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The International Bond Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the International Bond Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The International Bond Fund will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the International Bond Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

MONEY MARKET INSTRUMENTS

         Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Tax Exempt Bond Fund may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed


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by agreements  between the municipal  issuer and Morgan acting as agent,  for no additional fee, in its capacity as Advisor to The Tax Exempt Bond Portfolio and as fiduciary for other clients. Although master demand obligations are not marketable to third parties, the Portfolio considers them to be liquid because they are payable on demand.

         The Tax Exempt Bond Fund will invest in money market instruments that meet the quality requirements described below except that short-term municipal obligations of New York State issuers may be rated MIG-2 by Moody's or SP-2 by Standard & Poor's. Under normal circumstances, the Tax Exempt Bond Fund will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Tax Exempt Bond Fund may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

         The International Bond Fund may invest in money market instruments of foreign or domestic issuers denominated in U.S. dollars and other currencies. Under normal circumstances, the International Bond Fund will purchase these securities as a part of its management of the International Bond Fund's duration, to invest temporary cash balances or to maintain liquidity to meet redemptions. However, the International Bond Fund may also invest in money market instruments without limitation as a temporary defensive measure taken in the Advisor's judgment during, or in anticipation of, adverse market conditions.

     A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

     U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority


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of  the  U.S.  Government  to  purchase  the  agency's  obligations;  and  (iii)
obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     FOREIGN GOVERNMENT OBLIGATIONS. The International Bond Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

         BANK OBLIGATIONS. Each of the funds, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Tax Exempt Bond Fund may not invest in obligations of foreign branches of foreign banks. The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The International Bond Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

         COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York acting as agent, for no additional fee, in its capacity as investment advisor to the Portfolios and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is


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no  secondary  market  for  master  demand  obligations,  such  obligations  are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. Each of the Funds, unless otherwise noted below, may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

         Each of the Funds may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate bonds. The International Bond Fund may also make investments without limitation in foreign bonds and asset-backed securities and other obligations described in this Statement of Additional Information.

ADDITIONAL INVESTMENTS

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each


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day of such  securities in  determining  its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other fund obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made,
(i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.

         REVERSE REPURCHASE AGREEMENTS. Each of the Funds, unless otherwise noted in the Prospectus or below, may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for each Fund's limitations on reverse repurchase agreements and bank borrowings.



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         LOANS  OF  PORTFOLIO  SECURITIES.   Subject  to  applicable  investment
restrictions, each Fund is permitted to lend its securities in an amount up to 331/3% of the Fund's net assets. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Funds in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and
circumstances   including  the   creditworthiness  of  the  borrowing  financial
institution, and the Funds will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse


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market  conditions  were to develop,  a Fund might obtain a less favorable price than prevailed when it decided to sell.

         SYNTHETIC INSTRUMENTS. The Tax Exempt Bond Fund may invest in certain synthetic variable rate instruments. The Tax Exempt Bond Fund my invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. Morgan will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Tax Exempt Bond Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and (ii) the risk to a Fund will be that of holding a long-term bond.

QUALITY AND DIVERSIFICATION REQUIREMENTS

         The Tax Exempt Bond Fund intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of the Fund are subject to the following fundamental limitations: (1) the Tax Exempt Bond Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Tax Exempt Bond Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Tax Exempt Bond Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         TAX EXEMPT BOND FUND. With respect to the Tax Exempt Bond Fund, for purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and


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     treated  as  an  issue  of  such  guarantor.  Since  securities  issued  or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Tax Exempt Bond Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Tax Exempt Bond Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."

         The Tax Exempt Bond Fund invests principally in a diversified portfolio of "investment grade" tax exempt securities. On the date of investment, with respect to at least 90% of its total assets, (i) municipal bonds must be rated within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of Standard & Poor's, currently AAA, AA, A and BBB, (ii) municipal notes must be rated MIG-1 by Moody's or SP-1 by Standard & Poor's (or, in the case of New York State municipal notes, MIG-1 or MIG-2 by Moody's or SP-1 or SP-2 by Standard & Poor's) and (iii) municipal commercial paper must be rated Prime-1 by Moody's or A-1 by Standard & Poor's or, if not rated by either Moody's or Standard & Poor's, issued by an issuer either (a) having an outstanding debt issue rated A or higher by Moody's or Standard & Poor's or (b) having comparable quality in the opinion of the Advisor and, with respect to the remaining 10% of its assets, must be rated B or better by Moody's or Standard & Poor's, or of comparable quality. The Tax Exempt Bond Fund may invest in other tax exempt securities which are not rated if, in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Tax Exempt Bond Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

         INTERNATIONAL BOND FUND. The International Bond Fund is registered as a non-diversified investment company which means that the International Bond Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the International Bond Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The International Bond Fund, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".

         The International Bond Fund may also purchase securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and enter into forward foreign currency exchange contracts. In addition, the International Bond Fund may use options on securities and indexes of securities, futures contracts and options on futures contracts for hedging and


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risk management purposes.  Forward foreign currency exchange contracts,  options and futures contracts are derivative instruments. For a discussion of these investments and investment techniques, see "Additional Investment Information and Risk Factors".

         Under normal circumstances at least 65% of the International Bond Fund's total assets will consist of securities that at the time of purchase are rated at least A by Moody's or Standard & Poor's or that are unrated, and in the Advisor's opinion are of comparable quality. In the case of the remaining 35% of the International Bond Fund's investments, the International Bond Fund may purchase securities that are rated Baa or better by Moody's or BBB or better by Standard & Poor's, or are unrated and in the Advisor's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the International Bond Fund may continue to hold the investment. See Appendix A for more detailed information on these ratings.

         In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

OPTIONS AND FUTURES TRANSACTIONS

         The Tax Exempt Bond Fund is permitted to enter into the futures and options transactions described below, but it does not currently intend to do so.

         A Fund may (a) purchase exchange traded and over-the-counter (OTC) put and call options on fixed income securities and indexes of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indexes of fixed income securities, and (c) purchase put and call options on futures contracts on fixed income securities and indexes of fixed income securities.

         A Fund may use futures contracts and options for hedging purposes. A Fund may not use futures and options for speculation.

         A Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with a Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


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         The use of options and futures is a highly  specialized  activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase a Fund's turnover rate.

         A Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund's total assets.

         PURCHASING PUT AND CALL OPTIONS (INTERNATIONAL BOND FUND ONLY). By purchasing a put option, the International Bond Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the International Bond Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The International Bond Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The International Bond Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the International Bond Fund will lose the entire premium it paid. If the International Bond Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the International Bond Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).



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         The features of call options are  essentially  the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         SELLING (WRITING) PUT AND CALL OPTIONS (INTERNATIONAL BOND FUND ONLY). When the International Bond Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the International Bond Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The International Bond Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the International Bond Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the International Bond Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         OPTIONS ON INDEXES. A Fund may purchase put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed


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to  reflect  price  fluctuations  in a group of  securities  or  segment  of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS

         When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

         When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit "initial margin" with its Custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do


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not  constitute  purchasing  on margin for  purposes  of the  Fund's  investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         A Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

         EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

          Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and purchase put and call options, including put and call options on futures contracts. In addition, the International Bond Fund may sell (write) put and call options, including options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or


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may decide to let the  option  expire  and  forfeit  the  premium  thereon.  The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

         COMBINED POSITIONS (INTERNATIONAL BOND FUND ONLY). The International Bond Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the International Bond Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The International Bond Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments,


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the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums. In addition, the funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

RISK MANAGEMENT

         The International Bond Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the International Bond Fund to purchase futures contracts on long term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the International Bond Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index.


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Such  non-hedging risk management  techniques are not  speculative,  but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

PORTFOLIO TURNOVER

         The table below sets forth the portfolio turnover rates for the Portfolios corresponding to the Funds. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

THE TAX EXEMPT BOND PORTFOLIO (Tax Exempt Bond Fund) -- For the fiscal years August 31, 1996 and 1997: 25% and 25%, respectively.

THE NON-U.S. FIXED INCOME PORTFOLIO (International Bond Fund) -- For the fiscal years ended September 30, 1996 and 1997: 330% and 346%, respectively.

INVESTMENT RESTRICTIONS

         The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust, with respect to each Fund, and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         The TAX EXEMPT BOND FUND and its corresponding PORTFOLIO may not:

1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Tax Exempt Bond Fund's total assets, taken at cost at the time of such borrowing; or mortgage, pledge, or


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hypothecate  any assets except in connection  with any such borrowing in amounts up to 10% of the value of the Tax Exempt Bond Fund's net assets at the time of such borrowing. The Tax Exempt Bond Fund will not purchase securities while borrowings exceed 5% of the Tax Exempt Bond Fund's total assets; provided, however, that the Tax Exempt Bond Fund may increase its interest in an open-end
management   investment   company  with  the  same   investment   objective  and
restrictions   as  the  Tax  Exempt  Bond  Fund's  while  such   borrowings  are
outstanding. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Tax Exempt Bond Fund's hedging activities are not deemed to be a pledge of assets;

2. Purchase securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Tax Exempt Bond Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Tax Exempt Bond Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Tax Exempt Bond Fund's. Each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer.1 This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Tax Exempt Bond Fund's total assets;

3. Invest more than 25% of its total assets in securities of governmental units located in any one state, territory, or possession of the United States. The Tax Exempt Bond Fund may invest more than 25% of its total assets in industrial developments and pollution control obligations whether or not the users of facilities financed by such obligations are in that same industry;2

4. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Tax Exempt Bond Fund assets would be invested in industrial revenue
--------
     1For purposes of interpretation of Investment Restriction No. 2, "guaranteed by another entity" includes credit substitutions, such as letters of credit or insurance, unless the Advisor determines that the security meets the Tax Exempt Bond Fund's credit standards without regard to the credit substitution.

     2 Pursuant to an interpretation of the staff of the SEC, the Tax Exempt Bond Fund may not invest more than 25% of its assets in industrial development bonds in projects of similar type or in the same state. The Tax Exempt Bond Fund shall comply with this interpretation until such time as it may be modified by the staff of the SEC.



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bonds  where  payment  of  principal  and  interest  are the  responsibility  of
companies  with  fewer  than  three  years  of  operating   history   (including
predecessors);

5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Tax Exempt Bond Fund's investment objective and policies (see "Investment Objectives and Policies");

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts, except for the Tax Exempt Bond Fund's interests in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Tax Exempt Bond Fund may purchase municipal bonds, notes or commercial paper secured by interests in real estate;

7. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of the Tax Exempt Bond Fund's hedging activities, unless at all times when a short position is open the Tax Exempt Bond Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

8. Issue any senior security, except as appropriate to evidence indebtedness which the Tax Exempt Bond Fund is permitted to incur pursuant to Investment Restriction No. 1. The Tax Exempt Bond Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

10. Act as an underwriter of securities.

         Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified, each of the INTERNATIONAL BOND FUND and its corresponding PORTFOLIO may not:

1. Purchase any security if, as a result, more than 25% of the value of the International Bond Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, and while subject to changing interpretations, so long as a single foreign government or supranational organization is considered to be an "industry" for the purposes of this 25% limitation, The Non-U.S. Fixed Income Portfolio will comply therewith. The staff


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of the SEC considers all supranational organizations (as a group) to be a single industry for concentration purposes;

2. Borrow money, except that the International Bond Fund may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and
(ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33 1/3% of the value of the International Bond Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the International Bond Fund's total assets, the International Bond Fund will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

3. Make loans to other persons, except through the purchase of debt obligations, loans of portfolio securities, and participation in repurchase agreements;

4. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the International Bond Fund may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

5. Purchase or sell real estate, but the International Bond Fund may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

     6. Underwrite securities of other issuers, except to the extent the International Bond Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

7. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder; and

8. Notwithstanding any other investment restriction of the International Bond Fund, the International Bond Fund may invest all of its investable assets in an open-end management investment company having substantially the same investment objective and restrictions as the International Bond Fund.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - TAX EXEMPT BOND FUND. The investment restriction described below is not a fundamental policy of the Tax Exempt Bond Fund or the corresponding Portfolio and may be changed by the respective Trustees. This non-fundamental investment policy requires that the Tax Exempt Bond Fund may not:

(i) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the Tax Exempt Bond Fund's net assets would be in investments that are illiquid.



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         NON-FUNDAMENTAL  INVESTMENT RESTRICTIONS - INTERNATIONAL BOND FUND. The
investment restrictions described below are not fundamental policies of the International Bond Fund or the corresponding Portfolio and may be changed by their respective Trustees. These non-fundamental investment policies require that the International Bond Fund may not:

(i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

(ii) Acquire any illiquid securities if as a result thereof, more than 15% of the market value of the International Bond Fund's net assets would be in investments that are illiquid;

(iii) Sell any security short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold or unless it covers such short sales as required by the current rules or positions of the Securities and Exchange Commission or its staff. Transactions in futures contracts and options shall not constitute selling securities short; or

(iv) Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

TRUSTEES

         The Trustees of the Trust, who are also the Trustees of each of the Portfolios, their business addresses, principal occupations during the past five years and dates of birth are set forth below.



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     FREDERICK S. ADDY--Trustee;  Retired;  Prior to April 1994,  Executive Vice
President and Chief Financial Officer Amoco Corporation. His address is 5300 Arbutus Cove, Austin, TX 78746, and his date of birth is January 1, 1932.

         WILLIAM G. BURNS--Trustee; Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, FL 32779, and his date of birth is November 2, 1932.

         ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, NJ 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY3--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436, and his date of birth is August 23, 1937.

         MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, NY 10910, and his date of birth is March 17, 1934.

         The Trustees of the Trust are the same as the Trustees of each of the Portfolios. In accordance with applicable state requirements, a majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and the J.P. Morgan Funds, up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), the J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds.

--------
                  3 Mr. Healey is an "interested person" of the Trust, the Advisor and each Portfolio, as that term is defined in the 1940 Act.


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



         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1997 are set forth below.


                                                                                    TOTAL TRUSTEE COMPENSATION
                                                                                    ACCRUED BY THE MASTER
                                                   AGGREGATE TRUSTEE                PORTFOLIOS(*), J.P. MORGAN
                                                   COMPENSATION                     FUNDS, J.P. MORGAN SERIES
                                                   PAID BY THE                      TRUST AND THE TRUST DURING
NAME OF TRUSTEE                                    TRUST DURING 1997                1997(**)
---------------                                    -----------------                --------
-------------------------------------------------- -------------------------------- --------------------------------------------
Frederick S. Addy, Trustee                         $11,772.77                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

William G. Burns, Trustee                          $11,786.38                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

Arthur C. Eschenlauer, Trustee                     $11,786.38                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

Matthew Healey, Trustee(***),                      $11,786.38                       $72,500
  Chairman and Chief Executive
  Officer
-------------------------------------------------- -------------------------------- --------------------------------------------

Michael P. Mallardi, Trustee                       $11,786.38                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

(*) Includes the Portfolios, and 20 other portfolios (collectively the "Master Portfolios") for which Morgan acts as investment advisor.

(**) No investment company within the fund complex has a pension or retirement plan. Currently there are 18 investment companies (15 investment companies comprising the Master Portfolios, the J.P. Morgan Funds, the Trust and J.P. Morgan Series Trust) in the fund complex.

(***) During 1997, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $147,500, contributed $22,100 to a defined contribution plan on his behalf and paid $20,500 in insurance premiums for his benefit.

         The Trustees, in addition to reviewing actions of the Trust's and the Portfolios' various service providers, decide upon matters of general policy. Each of the Portfolios and the Trust have entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds, and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolios and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc.


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



These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, NY 10017.

         The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal years are set forth below:

TAX EXEMPT BOND FUND -- For the fiscal years ended August 31, 1995, 1996 and 1997: $3,602, $4,527 and $5,670, respectively.

THE TAX EXEMPT BOND PORTFOLIO -- For the fiscal years ended August 31, 1995, 1996 and 1997: $38,804, $24,602 and $18,912, respectively.

INTERNATIONAL BOND FUND -- For the period December 1, 1994 (commencement of operations) through September 30, 1995 and for the fiscal years ended September 30, 1996 and 1997: $232, $304 and $214, respectively.

THE NON-U.S. FIXED INCOME PORTFOLIO -- For the period October 11, 1994 (commencement of operations) through September 30, 1995 and for the fiscal years ended September 30, 1996 and 1997: $20,446, $11,488 and $6,587, respectively.

OFFICERS

         The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

         The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and each Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts
02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies advised or administered by the Dreyfus Corporation ("Dreyfus") or its affiliates. From December 1991 to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Assistant Vice President and Manager of Treasury Services and Administration of FDI and an


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                                                        33
     officer of certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

     JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer of the Non-U.S. Fixed Income Portfolio only. Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Prior to October 1994, Mrs. Henning was head of mutual funds at Morgan Grenfell in Cayman and for five years was Managing Director of Bank of Nova Scotia Trust Company (Cayman) Limited from September 1988 to September 1993. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI. Her date of birth is March 24, 1942.

         RICHARD W. INGRAM; President and Treasurer. Executive Vice President and Director of Client Services and Treasury Administration of FDI, Senior Vice President of Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris Trust and Savings Bank ("Harris") or their respective affiliates. Prior to April 1997, Mr. Ingram was Senior Vice President and Director of Client Service and Treasury Administration of FDI. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director -Mutual Funds of The Boston Company, Inc. His date of birth is September 15, 1955.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Assistant Vice President of FDI and an officer of RCM Capital Funds, Inc. and RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and Harris or their respective affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

         CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Associate General Counsel of FDI and Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Harris or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     LENORE J. MCCABE; Assistant Secretary and Assistant Treasurer of the Non-U.S. Fixed Income Portfolio only. Assistant Vice President, State Street Bank and Trust Company since November 1994. Assigned as Operations Manager, State Street Cayman Trust Company, Ltd. since February 1995. Prior to November, 1994, employed by Boston Financial Data Services, Inc. as Control Group Manager.


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



Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands, BWI. Her date of birth is May 31, 1961.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. From 1989 to 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Supervisor for the Budgeting and Expense Division. Prior to September 1995, Ms. Pace served as a Funds Administrator for Morgan Guaranty Trust Company of New York. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

         CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

     JOSEPH F. TOWER III; Vice President and Assistant Treasurer. Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director Of FDI. Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc. His date of birth is June 13, 1962.

INVESTMENT ADVISOR

         The Advisor, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a bank holding company organized under the laws of the State of Delaware. The Advisor, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general


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



banking and trust business. The Advisor is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, the Advisor offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of approximately $250 billion.

         J.P. Morgan has a long history of service as advisor, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, Melbourne and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification, and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The Tax Exempt Bond Portfolio--Lehman Brothers 1-16 Year Municipal Bond Index; The Non-U.S. Fixed Income Portfolio--Salomon Brothers Non-U.S. World Government Bond Index (currency hedged).



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



         J.P. Morgan Investment Management Inc., also a wholly owned subsidiary of J.P. Morgan, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which the Advisor serves as trustee. J.P. Morgan Investment Management Inc. advises the Advisor on investment of the commingled pension trust funds.

     The Portfolios are managed by officers of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of J.P. Morgan Investment Management Inc. and certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.

TAX EXEMPT BOND: 0.30%

NON-U.S. FIXED INCOME: 0.35%

         The table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to the Advisor for the fiscal periods indicated.

THE TAX EXEMPT BOND PORTFOLIO (Tax Exempt Bond Fund) -- For the fiscal years ended August 31, 1995, 1996 and 1997: $1,178,720, $1,354,145 and $1,620,498,
respectively.

THE NON-U.S. FIXED INCOME PORTFOLIO (International Bond Fund) -- For the period April 11, 1994 (commencement of operations) through September 30, 1995 and for the fiscal years ended September 30, 1996 and 1997: $782,748, $737,543 and $650,545, respectively.

         The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing


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                                                        37
securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolios contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolios.

         If the Advisor were prohibited from acting as investment advisor to any Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

         Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

         The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a


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majority  of  the  Fund's   outstanding  shares  as  defined  under  "Additional
Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.

TAX EXEMPT BOND FUND -- For the period August 1, 1996 through August 31, 1996:
$370. For the fiscal year ended August 31, 1997: $5,376.

THE TAX EXEMPT BOND PORTFOLIO -- For the period August 1, 1996 through August 31, 1996: $920. For the fiscal year ended August 31, 1997: $10,663.

INTERNATIONAL BOND FUND -- For the period August 1, 1996 through September 30, 1996: $80. For the fiscal year ended September 30, 1997: $177.

THE NON-U.S. FIXED INCOME PORTFOLIO -- For the period August 1, 1996 through September 30, 1996: $738. For the fiscal year ended September 30, 1997: $4,505.

         The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolios prior to August 1,
1996) for the fiscal periods indicated.



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



TAX EXEMPT  BOND FUND -- For the fiscal  year ended  August 31, 1995 and for the
period   September  1,  1995  through  July  31,  1996:   $10,309  and  $12,887,
respectively.

THE TAX EXEMPT BOND PORTFOLIO -- For the fiscal year ended August 31, 1995 and for the period September 1, 1995 through July 31, 1996: $28,290 and $43,154, respectively.

INTERNATIONAL BOND FUND -- For the period December 1, 1994 (commencement of operations) through September 30, 1995: $460. For the period October 1, 1995 through July 31, 1996: $689.

THE NON-U.S. FIXED INCOME PORTFOLIO -- For the period October 11, 1994 (commencement of operations) through September 30, 1995: $13,862. For the period October 1, 1995 through July 31, 1996: $18,964.

SERVICES AGENT

         The Trust, on behalf of each Fund, and the Portfolios have entered into Administrative Services Agreements (the "Services Agreements") with Morgan, pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, each of the Funds and the Portfolios has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, the Funds and their corresponding Portfolios paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. Prior to December 29, 1995, the Trust and the Portfolios had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above and, prior to September 1, 1995, also included reimbursement of usual and customary expenses.


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         The table below sets forth for each Fund  listed and its  corresponding
Portfolio the fees paid to Morgan, net of fee waivers and reimbursements, as Services Agent.

TAX EXEMPT BOND FUND -- For the fiscal years ended August 31, 1995, 1996 and 1997: $(61,012)*, $16,596 and $51,270, respectively.

THE TAX EXEMPT BOND PORTFOLIO -- For the fiscal years ended August 31, 1995, 1996 and 1997: $189,892, $80,281 and $169,209, respectively.

THE INTERNATIONAL BOND FUND -- For the period December 1, 1994 (commencement of operations) through September 30, 1995 and for the fiscal years ended September 30, 1996 and 1997: $(46,217)*, $1,729 and $1,669, respectively.

THE NON-U.S. FIXED INCOME PORTFOLIO -- For the period October 11, 1994 (commencement of operations) through September 30, 1995 and for the fiscal years ended September 30, 1996 and 1997: $156,367, $37,344 and $57,815, respectively.

(*) Indicates a reimbursement by Morgan for expenses in excess of its fees under the Services Agreements. No fees were paid for the fiscal period.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent and each Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio trans actions and holding portfolio securities and cash. In addition, the Custodian has entered into a subcustodian agreement on behalf of The Tax Exempt Bond Portfolio with Bankers Trust Company for the purpose of holding TENR Notes and with Bank of New York and Chemical Bank, N.A. for the purpose of holding certain variable rate demand notes. In the case of foreign assets held outside the United States, the Custodian employs various subcustodians who were approved by the Trustees of the Portfolios in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include, but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in


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designating and changing dividend options,  account  designations and addresses;
providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Fund's transfer agent; and providing other related services.

         Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rates (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent): Tax Exempt Bond Fund, 0.075%; International Bond Fund, 0.10% Morgan acts as shareholder servicing agent for all shareholders.

         The  table  below  sets  forth  for each Fund  listed  the  shareholder servicing fees paid by each Fund to Morgan, net of fee waivers and reimbursements, for the fiscal periods indicated. See the Prospectus and below for applicable expense limitations.

TAX EXEMPT BOND FUND -- For the fiscal years ended August 31, 1995, 1996 and 1997: $19,310, $59,743 and $122,850, respectively.

INTERNATIONAL BOND FUND -- For the period December 1, 1994 (commencement of operations) through September 30, 1995 and for the fiscal years ended September 30, 1996 and 1997: $1,412, $6,684 and $5,328, respectively.

         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements and in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, Morgan believes that it may properly perform these services and the other activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.



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         The Funds may be sold to or through  financial  intermediaries  who are
customers   of   Morgan   ("financial   professionals"),   including   financial
institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by a Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not remitted to a Fund or Morgan.

         The Funds have authorized one or more brokers to accept purchase and redemption orders on their behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at a Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolios are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036. Price Waterhouse LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.



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EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor," "Co-Administrator and Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting expenses, insurance costs, the compensation and expenses of the Trustees, costs associated with the registration under federal securities laws, and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Portfolios, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses. Under fee arrangements prior to September 1, 1995, Morgan as Services Agent was responsible for reimbursements to the Trust and Portfolios and the usual and customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses).

PURCHASE OF SHARES

         Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of Morgan or a Financial Professional include customers of their affiliates and references to transactions by customers with Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

         Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Morgan, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional, and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers.


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REDEMPTION OF SHARES

         Investors   may  redeem   shares  as  described   in  the   Prospectus.
Accordingly, a redemption request might result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value" below.

         If the Trust, on behalf of a Fund, and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Funds, and their corresponding Portfolios have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and the corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

         FURTHER REDEMPTION INFORMATION. The Trust, on behalf of a Fund, and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

         An investor may exchange shares from any Fund into any other J.P. Morgan Institutional Fund, J.P. Morgan Fund, or shares of J.P. Morgan Series Trust as described in the Prospectus. For complete information, the Prospectus as it relates to the Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.



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DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described in the Prospectus.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         Each of the Funds computes its net asset value once daily on Monday through Friday at the time described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. The Funds and the Portfolios may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

         The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolios corresponding to each Fund in valuing their assets.

         The value of investments listed on a domestic securities exchange, is based on the last sale prices on such exchange. In the absence of recorded sales, investments are valued at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sales prices on such exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which


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mature  in 60 days or less  are  valued  at  amortized  cost if  their  original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign exchanges and OTC markets is normally completed before the close of trading of the New York Stock Exchange (normally 4:00 p.m.) and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

         From time to time, the Funds may quote performance in terms of yield, tax equivalent yield, actual distributions, average annual and aggregate total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

         YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

         Below is set forth historical yield information for the periods indicated:

TAX EXEMPT BOND FUND (12/31/97): 30-day yield: 4.59%; 30-day tax equivalent yield at 39.6% tax rate: 7.60%.

INTERNATIONAL BOND FUND (12/31/97): 30-day yield: 4.92%.

         TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the annualized total return of a Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.


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         Aggregate total returns,  reflecting the cumulative  percentage  change over a measuring period, may also be calculated.

         Historical performance information for the period or portion thereof prior to the establishment of the Tax Exempt Bond Fund will be that of its corresponding predecessor J.P. Morgan Fund, as permitted by applicable SEC staff interpretations, since the J.P. Morgan Fund commenced operations before the corresponding J.P. Morgan Institutional Fund.

         Below is set forth historical return information for the Funds for the periods indicated:

TAX EXEMPT BOND FUND (12/31/97): Average annual total return, 1 year: 7.58%; average annual total return, 5 years: 6.23%; average annual total return, 10 years: 7.19%; aggregate total return, 1 year: 7.58%; aggregate total return, 5 years: 35.25%; aggregate total return, 10 years: 100.29%.

INTERNATIONAL BOND FUND (12/31/97): Average annual total return, 1 year: 10.78%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (December 1, 1994) to period end: 12.86%; aggregate total return, 1 year: 10.78%; aggregate total return, 5 years: N/A; aggregate total return commencement of operations (December 1, 1994) to period end:
45.25%.

         GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other


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appropriate  benchmarks;   (8)  discussions  of  Fund  rankings  or  ratings  by
recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include
calculations,   such  as  hypothetical   compounding  examples,  which  describe
hypothetical  investment  results  in  such  communications.   Such  performance
examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolios. See "Investment Objectives and Policies."

         Fixed income, debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions will be undertaken principally to accomplish a Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolios may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies -- Portfolio Turnover".

          In connection with portfolio transactions for the Portfolios, the Advisor intends to seek the execution on a competitive basis for both of purchase and sales of securities.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of each Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other


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"affiliated  person"  (as  defined  in the  1940  Act) of the  Co-Administrator,
Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolios will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

         If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the by-laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds", and the Funds' names changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal


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liability  for the  acts or  obligations  of any Fund  and  that  every  written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of a Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

         The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). To date shares of 24 series are currently available for sale to the public. Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully


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paid and nonassessable.  The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, PROVIDED, HOWEVER, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or


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if, after the entry of an order sustaining one or more of such  objections,  the
SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of shares of 24 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         As of January 31, 1998, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Funds:

     Tax Exempt Bond Fund--Morgan as Agent for Engelhard Hanovia Inc. (5.52%); and Morgan as Agent for General Re: Employee Benefit Trust (5.06%); and

     International Bond Fund--Charles Schwab & Co. Special Custody Account for benefit of Customers (55.70%); National Financial Services Corp. for the exclusive benefit of customers (26.94%); Donaldson Lufkin & Jenerrette (8.41%); and Morgan as Agent for The Institute for International Economies.

         The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each of the Funds is a separate open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio, a separate registered investment company with the same investment objective as the Fund. Generally,


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when a Master  Portfolio  seeks a vote to change its investment  objective,  its
feeder   fund(s)   will   hold  a   shareholder   meeting   and  cast  its  vote
proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

         In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in a Portfolio is available from Morgan at (800) 766-7722.

         The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies with respect to the Portfolio described above and in the Fund's Prospectus.

         Certain changes in the Portfolio's investment objective, policies or restrictions, or a failure by the Fund's shareholders to approve a change in the portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will


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cast all of its votes  proportionately as instructed by the Fund's shareholders.
The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

         Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

         The Tax Exempt Bond Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable years, at least 50% of the value of their respective total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which is properly designated as consisting of interest received by the Fund on tax exempt securities. Shareholders will not


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incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund, other than the alternative minimum tax under certain circumstances. In view of the Tax Exempt Bond Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances.

         Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital loss (other than exempt interest dividends) are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions to corporate shareholders of the Funds are not eligible for a dividends received deduction. The International Bond Fund pays a monthly dividend. If dividend payments exceed income earned by the Fund, the excess distribution would be considered a return of capital rather than a dividend payment. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "Act"), long-term capital gain of an individual is generally subject to a maximum rate of 28% in respect of a capital asset held directly by such individual for more than one year but not more than eighteen months, and the maximum rate is reduced to 20% in respect of a capital asset held in excess of 18 months. The Act authorizes the Treasury department to promulgate regulations that would apply these rules in the case of long-term capital gain distributions made by the Fund. The Treasury department has indicated that, under such regulations, individual shareholders will be taxed at a maximum rate of 28% in respect of capital gain distributions designated as 28% rate gain distributions and will be taxed at a maximum rate of 20% in respect of capital gain distributions designated as 20% rate gain distributions, regardless of how long such shareholders have held their shares in the Fund. See the Prospectus for a discussion of the federal income tax treatment of any gain or loss realized on the redemption or exchange of a Fund's shares. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put is acquired or a call option is written thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will


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realize a  short-term  capital  gain or loss,  depending  on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. As noted above, long-term capital gain of an individual holder is subject to a maximum tax rate of 28% in respect of shares held for more than one year. The maximum rate is reduced to 20% in respect of shares held for more than 18 months. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.

         Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

         Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

         Certain options, futures and foreign currency contracts held by a Portfolio at the end of each taxable year will be required to be "marked to market" for


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                                                        57
federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

         FOREIGN SHAREHOLDERS. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

         In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be included in his or her gross estate for U.S. federal estate tax purposes.

           FOREIGN TAXES. It is expected that the International Bond Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. In the case of the International Bond Fund, so long as more than 50% in value of the total assets of the Fund (including its share of the assets of the corresponding Portfolio) at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign


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                                                        58
income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) Effective for dividends paid after September 5, 1997, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes deemed paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the International Bond Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the International Bond Fund. Effective for taxable years of a shareholder beginning after December 31, 1997, individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

         STATE AND LOCAL TAXES. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.



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                                                        59

         OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Funds, Morgan or Financial Professionals as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's and the Portfolios' Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.



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                                                        60

FINANCIAL STATEMENTS

         The following financial statements and the reports thereon of Price Waterhouse LLP of each Fund are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The following financial reports are available without charge upon request by calling J.P. Morgan Funds Services at
(800) 766-7722. Each Fund's financial statements include the financial statements of its corresponding Portfolio.

                                                               Date of Annual Report; Date Annual
Name of Fund                                                   Report Filed; and Accession Number
-------------------------------------------------------------- -----------------------------------------------------
J.P. Morgan Institutional Tax Exempt                           08/31/97;
Bond Fund                                                      11/03/97;
                                                               0001047469-97-002373
J.P. Morgan Institutional International                        09/30/97;
Bond Fund                                                      12/09/97;
                                                               000104769-97-007194
-------------------------------------------------------------- -----------------------------------------------------









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                                                        61

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



i:\dsfndlgl\institut\0198fix.pea\tebibsai.doc

                                   Appendix-1

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there


i:\dsfndlgl\institut\0198fix.pea\tebibsai.doc

                                   Appendix-2
         may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:


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                                   Appendix-3

         -  Leading market positions in well established industries.
         -  High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

MIG-1- The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.



i:\dsfndlgl\institut\0198fix.pea\tebibsai.doc

                                   Appendix-4

--------------------------------------------------------------------------------
                                                 |
                                   MARCH 2, 1998 | PROSPECTUS
                                                 |
================================================================================

J.P. MORGAN INSTITUTIONAL NEW YORK
TOTAL RETURN BOND FUND

                                   =============================================
                                   Seeking high total return
                                   by investing primarily in
                                   fixed income securities.


This prospectus contains essential information for anyone investing in the fund. Please read it carefully and keep it for reference.

Shares in the fund are not bank deposits and are not guaranteed or insured by any bank, government entity, or the FDIC.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them as an investment or guarantees that the information in this prospectus is correct or adequate.

It is a criminal offense to state or suggest otherwise.

                                                  [LOGO] JP Morgan

Distributed by Funds Distributor, Inc.

================================================================================

CONTENTS

====================================================================================================================================

                                  3 |    FIXED INCOME MANAGEMENT APPROACH

                                         Fixed income investment process ..........................................................3


                                  4 |    J.P. MORGAN INSTITUTIONAL NEW YORK TOTAL RETURN BOND
                                         FUND

The fund's goal, investment approach,    Fund description .........................................................................4
    risks, expenses, performance, and
                 financial highlights    Investor expenses ........................................................................4

                                         Performance ..............................................................................5

                                         Financial highlights .....................................................................5


                                  6 |    YOUR INVESTMENT

         Investing in the J.P. Morgan    Investing through a financial professional ...............................................6
               Institutional New York
               Total Return Bond Fund    Investing directly .......................................................................6

                                         Opening your account .....................................................................6

                                         Adding to your account ...................................................................6

                                         Selling shares ...........................................................................7

                                         Account and transaction policies .........................................................7

                                         Dividends and distributions ..............................................................8

                                         Tax considerations .......................................................................8


                                  9 |    FUND DETAILS

       More about risk and the fund's    Master/feeder structure ..................................................................9
                  business operations
                                         Management and administration ............................................................9

                                         Risk and reward elements ................................................................10

                                         Investments..............................................................................12


                                         FOR MORE INFORMATION ............................................................back cover

                                                                             |
                                                                             | 1
                                                                             |

INTRODUCTION
================================================================================

J.P. MORGAN INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND

This fund invests primarily in bonds and other fixed income securities through a master portfolio (another fund with the same goal). The fund seeks high total return consistent with moderate risk.

WHO MAY WANT TO INVEST

The fund is designed for investors who:

o    want to add an income investment to further diversify a portfolio

o want an investment whose risk/return potential is higher than that of money market funds but generally less than that of stock funds

o    want an investment that pays monthly dividends

o are seeking income that is exempt from federal, state and local personal income taxes in New York

The fund is not designed for investors who:

o    are investing for aggressive long-term growth

o    require stability of principal

o    are investing through a tax-deferred account such as an IRA


J.P. MORGAN

Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. Today, J.P. Morgan employs over 300 analysts and portfolio managers around the world and has more than $250 billion in assets under management, including assets managed by the fund's advisor, Morgan Guaranty Trust Company of New York.

========================================
Before you invest

Investors considering the fund should
understand that:

o    The value of the fund's shares will
     fluctuate over time. You could lose
     money if you sell when the fund's
     share price is lower than when you
     invested.

o    There is no assurance that the fund
     will meet its investment goal.

o    Future returns will not necessarily
     resemble past performance.

o    The fund invests a portion of
     assets in non-investment-grade
     bonds ("junk bonds"), which offer
     higher potential yields but have a
     higher risk of default and are more
     sensitive to market risk than
     investment-grade bonds.

o    The fund does not represent a
     complete investment program.

========================================

  |
2 |
  |

FIXED INCOME MANAGEMENT APPROACH
================================================================================

                                        The J.P. Morgan Institutional New York
                                        Total Return Bond Fund invests primarily in bonds and other fixed income securities.

                                        The fund's investment philosophy,
                                        developed by its advisor, emphasizes the potential for consistently enhancing performance while managing risk.

                                        FIXED INCOME INVESTMENT PROCESS

                                        J.P. Morgan seeks to generate an
                                        information advantage through the depth
                                        of its global fixed-income research and
                                        the sophistication of its analytical
                                        systems. Using a team-oriented approach,
                                        J.P. Morgan seeks to gain insights in a
                                        broad range of distinct areas and takes
                                        positions in many different ones,
                                        helping the fund to limit exposure to
                                        concentrated sources of risk.

                                        In managing the fund, J.P. Morgan
                                        employs a three-step process that
                                        combines sector allocation, fundamental
                                        research for identifying portfolio
                                        securities, and duration management.

                       [GRAPHIC]        Sector allocation The sector allocation
                                        team meets monthly, analyzing the
 The fund invests across a range        fundamentals of a broad range of sectors
of different types of securities        in which the fund may invest. The team
                                        seeks to enhance performance and manage
                                        risk by underweighting or overweighting
                                        sectors.
                       [GRAPHIC]
                                        Security selection Relying on the
    The fund makes its portfolio        insights of different specialists,
 decisions as described later in        including credit analysts, quantitative
                 this prospectus        researchers, and dedicated fixed income
                                        traders, the portfolio managers make buy
                                        and sell decisions according to the
                                        fund's goal and strategy.
                       [GRAPHIC]
                                        Duration management Forecasting teams
  J.P. Morgan uses a disciplined        use fundamental economic factors to
   process to control the fund's        develop strategic forecasts of the
   sensitivity to interest rates        direction of interest rates. Based on
                                        these forecasts, strategists establish
                                        the fund's target duration (a measure of average weighted maturity of the securities held by the fund and a common measurement of sensitivity to interest rate movements), typically remaining relatively close to the duration of the market as a whole, as represented by the fund's benchmark. The strategists closely monitor the fund and make tactical adjustments as necessary.

                                                                             |
                                            FIXED INCOME MANAGEMENT APPROACH | 3
                                                                             |

J.P. MORGAN INSTITUTIONAL NEW YORK
TOTAL RETURN BOND FUND                  | TICKER SYMBOL: JPNTX
================================================================================
                                        REGISTRANT: J.P. MORGAN INSTITUTIONAL
                                        FUNDS
                                        (J.P. MORGAN INSTITUTIONAL NEW YORK
                                        TOTAL RETURN BOND FUND)

[GRAPHIC] GOAL

     The fund's goal is to provide high after-tax total return for New York residents consistent with moderate risk of capital.

[GRAPHIC] INVESTMENT APPROACH

     The fund invests primarily in New York municipal securities whose income is free from federal, state, and New York City personal income taxes for New York residents. Because the fund's goal is high after-tax total return rather than high tax-exempt income, the fund may invest to a limited extent in securities of other states or territories. To the extent that the fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for New York residents but would be subject to New York state and New York City personal income taxes. For non-New York residents, the income from New York municipal securities is free from federal personal income taxes only. The fund may also invest in taxable securities. The fund's securities may be of any maturity, but under normal market conditions the fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers 1-16 Year Municipal Bond Index. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment-grade (BBB/Baa or better) or are the unrated equivalent. No more than 10% of assets may be invested in securities as low as B.

[GRAPHIC] POTENTIAL RISKS AND REWARDS

     The fund's share price and total return will vary in response to changes in interest rates. How well the fund's performance compares to that of similar fixed income funds will depend on the success of the investment process, which is described on page 3. Because most of the fund's investments will typically be from issuers in the State of New York, its performance will be affected by the fiscal and economic health of that state and its municipalities. The fund may invest more than 5% of assets in a single issuer, which could further concentrate its risks. To the extent that the fund seeks higher returns by investing in non-investment-grade bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial condition. A portion of the fund's returns may be subject to federal, state, or local tax, or the alternative minimum tax.

The fund's investments and their main risks, as well as fund strategies, are described in more detail on pages 10-12.

PORTFOLIO MANAGEMENT

The fund's assets are managed by J.P. Morgan, which currently manages over $250 billion, including more than $8 billion using the same strategy as this fund.

The portfolio management team is led by Robert W. Meiselas, vice president, who has been at J.P. Morgan since 1987, and by Elaine B. Young, vice president, who joined J.P. Morgan from Scudder, Stevens & Clark, Inc. in 1994 where she was a municipal bond trader and fixed income portfolio manager. Both have been on the team since June of 1997.


================================================================================
INVESTOR EXPENSES

The current expenses you should expect to pay as an investor in the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses shown are deducted from fund assets prior to performance calculations.

Footnotes for this section are shown on next page.

================================================================================
Annual fund operating expenses(1)                                           (%)
================================================================================
Management fees (actual)                                                    0.30

Marketing (12b-1) fees                                                      none

Other expenses(2)
(after reimbursement)                                                       0.20
--------------------------------------------------------------------------------
Total operating expenses(2)
(after reimbursement)                                                       0.50
--------------------------------------------------------------------------------

================================================================================
Expense example
================================================================================

The example below uses the same assumptions as other fund prospectuses: $1,000 initial investment, 5% annual total return, expenses unchanged, all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and expenses will be different.

--------------------------------------------------------------------------------
                                        1 yr.     3 yrs.    5 yrs.     10 yrs.
Your cost($)                              5        16        28          63
--------------------------------------------------------------------------------

  |
4 | J.P. MORGAN INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND
  |

====================================================================================================================================


PERFORMANCE (unaudited)
===================================
Average annual total return (%)        Shows performance over time, for periods ended December 31, 1997
===================================-------------------------------------------------------------------------------------------------

                                                                                              1 yr.      3 yrs.   Since inception(3)

J.P. Morgan Institutional New York Total Return Bond Fund (after expenses)                    7.68        8.32           6.90
------------------------------------------------------------------------------------------------------------------------------------

Municipal Bond Index(4) (no expenses)                                                         8.16         9.19          7.55
------------------------------------------------------------------------------------------------------------------------------------


===================================
Year-by-year total return (%)          Shows changes in returns by calendar year
===================================-------------------------------------------------------------------------------------------------


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                                                              1995        1996        1997
J.P. Morgan Institutional New York Total Return Bond Fund                                     13.28       4.21        7.68
------------------------------------------------------------------------------------------------------------------------------------

Municipal Bond Index(4)                                                                       14.69       4.93        8.16

====================================================================================================================================

FINANCIAL HIGHLIGHTS

===================================
Per-share data                         For fiscal periods ended
===================================-------------------------------------------------------------------------------------------------


                                                                  3/31/95(3)           3/31/96           3/31/97          9/30/97
                                                                                                                        (unaudited)
Net asset value, beginning of period ($)                            10.00                10.11            10.34            10.31
------------------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
   Net investment income ($)                                         0.42                 0.49             0.48             0.24
   Net realized and unrealized gain (loss)
   on investment ($)                                                 0.11                 0.25            (0.02)            0.33
------------------------------------------------------------------------------------------------------------------------------------

Total from investment operations ($)                                 0.53                 0.74             0.46             0.57
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from:
   Net investment income ($)                                        (0.42)               (0.49)           (0.48)           (0.24)
   Net realized gain ($)                                               --                (0.02)           (0.01)              --
------------------------------------------------------------------------------------------------------------------------------------

Total distributions ($)                                             (0.42)               (0.51)           (0.49)           (0.24)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period ($)                                  10.11                10.34            10.31            10.64
------------------------------------------------------------------------------------------------------------------------------------

Total return (%)                                                     5.49(5)              7.40             4.54             5.62(5)
------------------------------------------------------------------------------------------------------------------------------------


Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------


===================================
Net assets, end of period ($ thousands)                            20,621               47,926           90,792          101,693
------------------------------------------------------------------------------------------------------------------------------------

Ratio to average net assets:
Expenses (%)                                                         0.50(6)              0.50             0.50             0.50(6)
------------------------------------------------------------------------------------------------------------------------------------

Net investment income (%)                                            4.65(6)              4.67             4.70             4.64(6)
------------------------------------------------------------------------------------------------------------------------------------

Decrease reflected in expense ratio due to
expense reimbursement (%)                                            0.55(6)              0.17             0.14             0.07(6)
------------------------------------------------------------------------------------------------------------------------------------

The Financial Highlights above, except for the six months ended 9/30/97, have been audited by Price Waterhouse LLP, the fund's independent accountants.

(1) The fund has a master/feeder structure as described on page 9. This table shows the fund's expenses and its share of master portfolio expenses for the fiscal year ended 3/31/97, expressed as a percentage of the fund's average net assets and reflecting reimbursement for ordinary expenses over 0.50%.

(2) Without reimbursement, other expenses and total operating expenses for the fiscal year ended 3/31/97 would have been 0.34% and 0.64%, respectively. There is no guarantee that reimbursement will continue beyond 7/31/98.

(3) The fund commenced operations on 4/11/94. Except in the Financial Highlights, returns reflect performance of the fund from 4/30/94.

(4) The Municipal Bond Index is composed of the Lehman Brothers New York 1-15 Year Municipal Bond Index, consisting of New York general obligation and revenue bonds with maturities of 1-15 years, from 4/11/94 through 4/30/97, and the Lehman Brothers 1-16 Year Municipal Bond Index, consisting of general obligation and revenue bonds with maturities of 1-16 years, from 5/1/97 forward. Both are unmanaged indices that measure municipal bond market performance.

(5)  Not annualized.

(6)  Annualized.

                                                                             |
                   J.P. MORGAN INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND | 5
                                                                             |

YOUR INVESTMENT
================================================================================

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Determine the amount you are investing. The minimum amount for initial investments is $5,000,000 and for additional investments $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o    Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

     By wire

o    Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

     Morgan Guaranty Trust Company of New York
     Routing number: 021-000-238
     Credit: J.P. Morgan Institutional Funds
     Account number: 001-57-689
     FFC: your account number, name of registered owner(s) and fund name

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

     By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

     By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

  |
6 | YOUR INVESTMENT
  |

================================================================================

SELLING SHARES

     By phone -- wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

     By phone -- check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

     In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o    Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o    Mail the letter to the Shareholder Services Agent.

     By exchange

o    Call the Shareholder Services Agent to effect an exchange.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The fund accepts telephone orders from all shareholders. To guard against fraud, the fund requires shareholders to use a PIN, and may record telephone orders or take other reasonable precautions. However, if the fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in this fund for shares in any other J.P. Morgan Institutional or J.P. Morgan mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that for tax purposes an exchange is considered a sale.

The fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The fund's regular business days and hours are the same as those of the New York Stock Exchange (NYSE). The fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time).

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. The fund has the right to suspend redemption of shares and to postpone payment of proceeds for up to seven days or as permitted by law.

================================================================================

                   Shareholder Services Agent
                   J.P. Morgan Funds Services
                   522 Fifth Avenue
                   New York, NY 10036
                   1-800-766-7722


                   Representatives are available 8:00 a.m. to 5:00 p.m. eastern time on fund business days.

                                                                             |
                                                             YOUR INVESTMENT | 7
                                                                             |

================================================================================

Timing of settlements When you buy shares, you will become the owner of record when the fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The fund sends monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months the fund sends out an annual or semi-annual report, containing information on the fund's holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund may close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

The fund typically declares income dividends daily and pays them monthly. If an investor's shares are redeemed during the month, accrued but unpaid dividends are paid with the redemption proceeds. Shares of the fund earn dividends on the business day the purchase is effective, but not on the business day the redemption is effective. The fund distributes capital gains, if any, once a year. However, the fund may make more or fewer payments in a given year, depending on its investment results and its tax compliance situation. These dividends and distributions consist of most or all of the fund's net investment income and net realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities:

================================================================================
Transaction                             Tax status
--------------------------------------------------------------------------------
Income dividends                        Exempt from federal, state, and
                                        New York City personal income
                                        taxes for New York residents
                                        only
--------------------------------------------------------------------------------
Short-term capital gains                Ordinary income
distributions
--------------------------------------------------------------------------------
Long-term capital gains                 Capital gains
distributions
--------------------------------------------------------------------------------
Sales or exchanges of                   Capital gains or
shares owned for more                   losses
than one year
--------------------------------------------------------------------------------
Sales or exchanges of                   Gains are treated as ordinary
shares owned for one year               income; losses are subject
or less                                 to special rules
--------------------------------------------------------------------------------

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the fund is about to declare a long-term capital gains distribution.

Every January, the fund issues tax information on its distributions for the previous year.

Any investor for whom the fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

  |
8 | YOUR INVESTMENT
  |

FUND DETAILS
================================================================================

MASTER/FEEDER STRUCTURE

As noted earlier, the fund is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

The master portfolio accepts investments from other feeder funds, and the feeders bear the master portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when the master portfolio seeks a vote, the funds will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

The fund and its master portfolio expect to maintain consistent goals, but if they do not, the fund will withdraw from the master portfolio, receiving its assets either in cash or securities. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The fund and its master portfolio are governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees the fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

--------------------------------------------------------------------------------
Advisory services                       0.30% of the master portfolio's
                                        average net assets
--------------------------------------------------------------------------------
Administrative services                 Master portfolio's and fund's pro-
(fee shared with Funds                  rata portions of 0.09% of the
Distributor, Inc.)                      first $7 billion in J.P. Morgan-
                                        advised portfolios, plus 0.04% of
                                        average net assets over $7 billion
--------------------------------------------------------------------------------
Shareholder services                    0.075% of the fund's average
                                        net assets
--------------------------------------------------------------------------------

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in the fund.

                                                                             |
                                                                FUND DETAILS | 9
                                                                             |

================================================================================

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the fund's overall risk and reward characteristics (described on page 4). It also outlines the fund's policies toward various securities, including those that are designed to help the fund manage risk.

====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Market conditions

o    The fund's share price,            o    Bonds have generally               o    Under normal circumstances the fund plans to
     yield, and total return                 outperformed money market               remain fully invested in bonds and other
     will fluctuate in                       investments over the long               fixed income securities as noted in the table
     response to bond market                 term, with less risk than               on page 12
     movements                               stocks
                                                                                o    The fund seeks to limit risk and enhance total
o    The value of most bonds            o    Most bonds will rise in                 returns or yields through careful management,
     will fall when interest                 value when interest rates               sector allocation, individual securities
     rates rise; the longer a                fall                                    selection, and duration management
     bond's maturity and the
     lower its credit quality,          o    Asset-backed securities            o    During severe market downturns, the fund has
     the more its value                      can offer attractive                    the option of investing up to 100% of assets
     typically falls                         returns                                 in investment-grade short-term securities

o    Asset-backed securities                                                    o    J.P. Morgan monitors interest rate trends, as
     (securities representing                                                        well as geographic and demographic
     an interest in, or                                                              information related to asset-backed securities
     secured by, a pool of                                                           and asset prepayments
     assets such as
     receivables) could
     generate capital
     losses or periods of low
     yields if they are paid
     off substantially earlier
     or later than anticipated


------------------------------------------------------------------------------------------------------------------------------------


Management choices

o    The fund could                     o    The fund could outperform          o    J.P. Morgan focuses its active management on
     underperform its                        its benchmark due to                    those areas where it believes its commitment
     benchmark due to its                    these same choices                      to research can most enhance returns and
     sector, securities, or                                                          manage risks in a consistent way
     duration choices

------------------------------------------------------------------------------------------------------------------------------------


Credit quality

o    The default of an issuer           o    Investment-grade bonds             o    The fund maintains its own policies for
     would leave the fund with               have a lower risk of                    balancing credit quality against potential
     unpaid interest or                      default                                 yields and gains in light of its investment
     principal                                                                       goals
                                        o    Junk bonds offer higher
o    Junk bonds (those rated                 yields and higher                  o    J.P. Morgan develops its own ratings of
     BB/Ba or lower) have a                  potential gains                         unrated securities and makes a credit quality
     higher risk of default,                                                         determination for unrated securities
     tend to be more liquid,
     and may be more difficult
     to value

------------------------------------------------------------------------------------------------------------------------------------


   |
10 | FUND DETAILS
   |

====================================================================================================================================

Potential risks                         Potential rewards                       Policies to balance risk and reward
------------------------------------------------------------------------------------------------------------------------------------

Illiquid holdings

o    The fund could have                o    These holdings may offer           o    The fund may not invest more than 15% of net
     difficulty valuing these                more attractive yields or               assets in illiquid holdings
     holdings precisely                      potential growth than
                                             comparable widely traded           o    To maintain adequate liquidity to meet
o    The fund could be unable                securities                              redemptions, the fund may hold
     to sell these holdings at                                                       investment-grade short-term securities
     the time or price desired                                                       (including repurchase agreements) and, for
                                                                                     temporary or extraordinary purposes, may
                                                                                     borrow from banks up to 33 1/3% of the value
                                                                                     of its assets

------------------------------------------------------------------------------------------------------------------------------------


When-issued and delayed delivery
securities

o    When the fund buys                 o    The fund can take                  o    The fund uses segregated accounts to offset
     securities before issue                 advantage of attractive                 leverage risk
     or for delayed delivery,                transaction opportunities
     it could be exposed to
     leverage risk if it does
     not use segregated
     accounts

------------------------------------------------------------------------------------------------------------------------------------


Short-term trading

o    Increased trading would            o    The fund could realize             o    The fund anticipates a portfolio turnover
     raise the fund's                        gains in a short period                 rate of approximately 75%
     transaction costs                       of time
                                                                                o    The fund generally avoids short-term trading,
o    Increased short-term               o    The fund could protect                  except to take advantage of attractive or
     capital gains                           against losses if a bond                unexpected opportunities or to meet demands
     distributions would raise               is overvalued and its                   generated by shareholder activity
     shareholders' income tax                value later falls
     liability

------------------------------------------------------------------------------------------------------------------------------------


The fund is also permitted to enter into futures and options transactions, however, these transactions result in taxable gains or losses so it is expected that the fund will utilize them infrequently.



                                                                            |
                                                               FUND DETAILS | 11
                                                                            |

================================================================================

================================================================================
Investments
================================================================================

This table discusses the customary types of securities which can be held by the fund. In each case the principal types of risk are listed (see below for definitions).

                                             * Permitted
                                             o Permitted, but not typically used

                                                                                                                    New York Total
                                                 Principal Types of Risk                                            Return Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

Asset-backed securities Bonds or notes            credit, interest rate, market, prepayment                               o
backed by unsecured debt, such as credit
card receivables; these securities are
often guaranteed or over-collateralized
to enhance their credit quality.
------------------------------------------------------------------------------------------------------------------------------------

Bank obligations Negotiable certificates          credit, liquidity                                                       o
of deposit, time deposits and bankers'
acceptances.
------------------------------------------------------------------------------------------------------------------------------------

Commercial paper Unsecured short term             credit, interest rate, liquidity, market                                * Tax
debt issued by banks or corporations.                                                                                       Exempt
These securities are usually discounted                                                                                   o Taxable
and are rated by S&P or Moody's.
------------------------------------------------------------------------------------------------------------------------------------

Private placements Bonds or other                 credit, interest rate, liquidity, market                                *
investments that are sold directly to an          valuation
institutional investor.
------------------------------------------------------------------------------------------------------------------------------------

Repurchase agreements Agreements between          credit                                                                  o
a seller and a buyer whereby the seller
agrees to repurchase the securities at
an agreed upon price and at a stated
time.
------------------------------------------------------------------------------------------------------------------------------------

Synthetic variable rate instruments Debt          credit, interest rate, leverage, liquidity,                             *
instruments whereby the issuer agrees to          market
exchange one security for another in
order to change the maturity or quality
of a security in the fund.
------------------------------------------------------------------------------------------------------------------------------------

Tax exempt municipal securities                   credit, interest rate, market, natural event,                           *(1)
Securities, generally issued as general           political
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.
------------------------------------------------------------------------------------------------------------------------------------

U.S. government securities Debt                   interest rate                                                           *
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.
------------------------------------------------------------------------------------------------------------------------------------

Zero coupon, pay-in-kind, and deferred            credit, interest rate, liquidity, market                                *
payment securities Securities offering            valuation
non-cash or delayed-cash payment. Their
prices are typically more volatile than
those of some other debt instruments and
involve certain special tax
considerations.
------------------------------------------------------------------------------------------------------------------------------------


Risk related to certain securities held by J.P. Morgan Institutional New York Total Return Bond Fund:

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk The risk the costs associated with a liability are more than the obligation of the fund with regard to the underlying instrument.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Market risk The risk that the market value of an investment may move up or down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all investments and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Political risk The risk of losses attributable to government or political actions, i.e. changes in tax statutes.

Prepayment risk The risk that unanticipated prepayments may occur, reducing the value of asset-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

   |
12 | FUND DETAILS
   |

================================================================================




                    (THIS PAGE IS INTENTIONALLY LEFT BLANK)

================================================================================
FOR MORE INFORMATION
================================================================================

For investors who want more information on the fund, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for the fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of the fund's policies, investment restrictions, and business structure. This prospectus incorporates the fund's SAI by reference.

Copies of the current versions of these documents may be obtained by contacting:

J.P. Morgan Institutional New York Total Return Bond Fund
J.P. Morgan Funds Services
522 Fifth Avenue
New York, NY 10036

Telephone:  1-800-766-7722

Hearing impaired:  1-888-468-4015

Email:  JPM_Mutual_Funds@JPMorgan.com

Text-only versions of these documents and this prospectus are available from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-800-SEC-0330) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The fund's investment company and 1933 Act registration numbers are 811-07342 and 033-54642.


J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.


     JP Morgan
================================================================================
     J.P. Morgan Institutional Funds

     Advisor                                         Distributor
     Morgan Guaranty Trust Company of New York       Funds Distributor, Inc.
     522 Fifth Avenue                                60 State Street
     New York, NY 10036                              Boston, MA 02109
     1-800-766-7722                                  1-800-221-7930


                                                                     PROS374-983

                         J.P. MORGAN INSTITUTIONAL FUNDS





            J.P. MORGAN INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND



                       STATEMENT OF ADDITIONAL INFORMATION



                                  MARCH 2, 1998
























THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MARCH 2, 1998 FOR THE J.P. MORGAN INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND, AS SUPPLEMENTED FROM TIME TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: J.P. MORGAN INSTITUTIONAL FUNDS (800) 221-7930.

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



                              Table of Contents


                                          PAGE

General  . . . . . . . . . . . . . .  . . . .1
Investment Objective and Policies . . . . .  1
Investment Restrictions  . . . . . . . . . .21
Trustees and Officers  . . . . . . . . . . .23
Investment Advisor . . . . . . . . . . . . .27
Distributor  . . . . . . . . . . . . . . . .30
Co-Administrator . . . . . . . . . . . . . .30
Services Agent . . . . . . . . . . . . . . .31
Custodian and Transfer Agent . . . . . . . .32
Shareholder Servicing  . . . . . . . . . . .32
Financial Professionals . . . . . . . . . . 33
Independent Accountants  . . . . . . . . . .34
Expenses . . . . . . . . . . . . . . . . . .34
Purchase of Shares . . . . . . . . . . . . .35
Redemption of Shares . . . . . . . . . . . .35
Exchange of Shares . . . . . . . . . . . . .36
Dividends and Distributions  . . . . . . . .36
Net Asset Value  . . . . . . . . . . . . . .36
Performance Data . . . . . . . . . . . . . .38
Portfolio Transactions . . . . . . . . . . .39
Massachusetts Trust  . . . . . . . . . . . .41
Description of Shares  . . . . . . . . . . .42
Special Information Concerning Investment
  Structure. . . . . . . . . . . . . . . . .44
Taxes  . . . . . . . . . . . . . . . . . . .45
Additional Information   . . . . . . . . . .48
Financial Statements . . . . . . . . . . . .49
Appendix A-Description of Securities Ratings    Appendix A-1
Appendix B-Additional Information Concerning
           New York Obligations. . . . . . . .  Appendix B-1



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GENERAL

         This Statement of Additional Information relates only to the J.P. Morgan Institutional New York Total Return Bond Fund (the "Fund"). The Fund is a series of shares of beneficial interest of the J.P. Morgan Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Fund, the Trust consists of other series representing separate investment funds (each a "J.P. Morgan Institutional Fund"). The other J.P. Morgan Institutional Funds are covered by separate Statements of Additional Information.

         This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in The New York Total Return Bond Portfolio (the "Portfolio"), a corresponding non-diversified open-end management investment company having the same investment objective as the Fund. The Fund invests in the Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure."

         The Portfolio is advised by Morgan Guaranty Trust Company of New York ("Morgan" or the "Advisor").

         Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

INVESTMENT OBJECTIVE AND POLICIES

         The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective by the Portfolio as set forth above and in the Prospectus. The investment objective of the Fund and the investment objective of the Portfolio are identical. Accordingly, references below to the Fund also include the Portfolio; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

         The Fund is designed for investors subject to federal and New York State income taxes who seek a high after tax total return and who are willing to


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receive  some  taxable   income  and  capital  gains  to  achieve  that  return.
Additionally, the Fund is designed to be an economical and convenient means of investing in a portfolio consisting primarily of debt obligations that are exempt from federal and New York State income taxes. The Fund's investment objective is to provide a high after-tax total return for New York residents consistent with moderate risk of capital. Total return will consist of income plus capital gains and losses.

         The Fund attempts to achieve its investment objective by investing primarily in municipal securities issued by New York State and its political subdivisions and by agencies, authorities and instrumentalities of New York and its political subdivisions. These securities earn income exempt from federal and New York State and local income taxes but, in certain circumstances, may be subject to alternative minimum tax. In addition, the Fund may invest in municipal securities issued by states other than New York, by territories and possessions of the United States and by the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities earn income exempt from federal income taxes but, in certain circumstances, may be subject to alternative minimum tax. In order to seek to enhance the Portfolio's after tax return, the Fund may also invest in securities which earn income subject to New York and/or federal income taxes. These securities include U.S. government securities, corporate securities and municipal securities issued on a taxable basis. For more information regarding tax matters, including the applicability of the alternative minimum tax, see "Taxes".

         The Advisor actively manages the Fund's duration, the allocation of securities across market sectors and the selection of securities to seek to achieve a high after tax total return. Based on fundamental economic and capital markets research, the Advisor adjusts the duration of the Fund in light of the Advisor's interest rate outlook. For example, if interest rates are expected to rise, the duration may be shortened to lessen the Fund's exposure to the expected decrease in bond prices. If interest rates are expected to remain stable, the Advisor may lengthen the duration in order to enhance the Fund's yield.

         Duration is a measure of the weighted average maturity of the bonds held in the Fund and can be used as a measure of the sensitivity of the Fund's market value to changes in interest rates. Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates. Under normal market conditions, the Advisor believes the Fund will have a duration of three to seven years. The maturity of individual securities in the Fund may vary widely, however.

         The Advisor also attempts to enhance after tax total return by allocating the Fund's assets among market sectors. Specific securities which the Advisor believes are undervalued are selected for purchase within sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk and the judgment of fixed income portfolio managers and analysts.

     In seeking to achieve the Fund's investment objective, the Advisor attempts to consider the tax consequences to investors of all portfolio transactions. The


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Advisor will sell and purchase securities to change the Fund's duration,  sector allocation or securities holdings only if it believes that the expected benefit to the Portfolio will be greater than the capital gains or income taxes investors would incur as a result of these sales and purchases. The success of this strategy depends on the Advisor's ability to forecast accurately changes in interest rates and assess the value of fixed income securities.

TAX EXEMPT OBLIGATIONS

         The Fund may invest in bonds issued by or on behalf of New York State, other states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. These obligations may be general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sources, but not generally backed by the issuer's taxing power. Under normal circumstances, the Fund will invest at least 65% of its total assets in municipal securities issued by New York State and its political subdivisions and their agencies, authorities and instrumentalities. The Fund may also invest in debt obligations of municipal issuers other than New York. The municipal securities in which the Fund invests are primarily municipal bonds and municipal notes.

         The Fund will invest in tax exempt obligations. Because of the Fund's significant investment in New York municipal securities, its performance will be affected by the condition of New York's economy, as well as the fiscal condition of the State, its agencies and municipalities. The New York State economy has shown signs of recovery fueled by the strength of downstate financial services. However, the State's performance continues to lag national averages. Despite strong revenue performance during fiscal 1997 budget imbalances and limited reserves remain as structural concerns. The Advisor currently views the New York economy and financial condition as fundamentally stable. However, the possibility of a disruption to economic and financial conditions which would adversely affect the creditworthiness and marketability of New York municipal securities continues to exist. For a more detailed discussion of the risks associated with investing in New York municipal securities, see "Additional Information Regarding New York Municipal Obligations". A description of the various types of tax exempt obligations which may be purchased by the Fund appears below. See "Quality and Diversification Requirements."

         MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.


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         Municipal  bonds may be general  obligation or revenue  bonds.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         MUNICIPAL NOTES. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and Morgan acting as agent, for no additional fee, in its capacity as Advisor to the Fund and as fiduciary for other clients. Although master demand obligations are not marketable to third parties, the Fund considers them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest


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upon notice  comparable to that required for the holder to demand  payment.  The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         PUTS. The Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

         Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.



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         The Fund  values  any  municipal  bonds and notes  subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

         Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

         Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

NON-MUNICIPAL SECURITIES

         The Fund may invest in bonds and other debt securities of domestic issuers to the extent consistent with its investment objective and policies.


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The Fund may invest in  non-municipal  securities  including  obligations of the
U.S. government and its agencies and instrumentalities, bank obligations, debt securities of corporate issuers, asset-backed and mortgage-related securities and repurchase agreements. The Fund will invest in non-municipal securities when, in the opinion of the Advisor, these securities will enhance the after tax total return to investors who are subject to federal and New York State income taxes in the highest tax bracket. Under normal circumstances, the Fund's holdings of non-municipal securities and municipal securities of tax-exempt issuers outside New York State will not exceed 35% of its total assets. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

         ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Portfolio will have fewer assets with which to purchase income producing securities.

         ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

MONEY MARKET INSTRUMENTS

         The Portfolio will invest in money market instruments that meet the quality requirements described below except that short-term municipal obligations of New York State issuers may be rated MIG-2 by Moody's or SP-2 by Standard & Poor's. Under normal circumstances, the Fund will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Fund may also invest in money market instruments as a temporary defensive


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measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

     U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         ADDITIONAL  U.S.  GOVERNMENT  OBLIGATIONS.   The  Fund  may  invest  in
obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total and are organized under the laws of the United States or any state, (ii) foreign branches of these banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank.

         COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York acting as agent, for no additional fee, in its capacity as investment advisor to the Portfolio and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a


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fiduciary  on behalf of its  clients,  has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in the agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

         The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.



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ADDITIONAL INVESTMENTS

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund and the Portfolio to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund and its Portfolio. As a shareholder of another investment company, the Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund or Portfolio bears directly in connection with its own operations.

         REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the


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borrowing of money by the Fund and, therefore, a form of leverage.  Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

         LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Fund is permitted to lend securities in an amount up to 331/3% of the value of the Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Advisor or the Distributor, unless otherwise permitted by applicable law.

         ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor


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and approved by the Trustees.  The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

         As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         SYNTHETIC VARIABLE RATE INSTRUMENTS. The Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. Morgan will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate,
(ii) the risk to the Fund will be that of holding a long-term bond.

QUALITY AND DIVERSIFICATION REQUIREMENTS

         The Fund is registered as a non-diversified investment company which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Fund, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".

         It is the current policy of the Fund that under normal circumstances at least 90% of total assets will consist of securities that at the time of purchase are rated Baa or better by Moody's or BBB or better by Standard & Poor's. The remaining 10% of total assets may be invested in securities that are rated B or better by Moody's or Standard & Poor's. In each case, the Fund may invest in securities which are unrated if in Morgan's opinion such securities are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics.


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Securities  rated Ba or B by Moody's  and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment.

         The Fund invests principally in a diversified portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Fund may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any taxable commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

         Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these


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lower quality fixed income  securities is generally  less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Portfolio's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

OPTIONS AND FUTURES TRANSACTIONS

         The Fund may (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indexes of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indexes of fixed income securities and (c) purchase and sell put and call options on futures contracts on fixed income securities and indexes of fixed income securities.

         The Fund may use futures contracts and options for hedging and risk management purposes. The Fund may not use futures contracts and options for speculation.

         The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Portfolio's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as limiting its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.



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         The Fund may purchase and sell put and call options on  securities  and indexes of securities, or futures contracts or options on futures contracts, if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time to not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time to not exceed 5% of the Fund's assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

OPTIONS

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

         The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         SELLING (WRITING) PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put


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option it writes  before  exercise by  purchasing  an  offsetting  option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

         If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

         Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

         The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

         OPTIONS ON INDEXES. The Fund may purchase put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as index because the Fund's investments generally will not match the composition of an index.

         For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

         EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved


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



by the Fund's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

          Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

FUTURES CONTRACTS

         When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

         When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its Custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make


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                                                        17
payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding. Unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         An option on a futures contract entitles its holder to decide on or before a future date whether to enter into the futures contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

         COMBINED POSITIONS. The Fund is permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.





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



         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund is permitted to enter into futures and options transactions and may purchase or sell (write) futures contracts and purchase put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially requires the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to


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                                                        19
cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums. In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

RISK MANAGEMENT

         The Fund may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of its portfolio or the mix of securities in its portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes wished to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

PORTFOLIO TURNOVER

         The portfolio turnover rates for the for the fiscal years ended March 31, 1996 and 1997 and for the six months ended September 30, 1997 were 41%, 35% and 27% (unaudited), respectively. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any


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                                                        20
distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

INVESTMENT RESTRICTIONS

         The investment restrictions of the Fund and Portfolio are identical, unless otherwise specified. Accordingly, references below to the Fund also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Fund unless the context requires otherwise.

         The investment restrictions below have been adopted by the Trust, with respect to the Fund, and by the Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever the Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

         Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof, are amended or modified, the Fund and its corresponding Portfolio may not:

1. Purchase any security if, as a result, more than 25% of the value of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

3. Make loans to other persons, except through the purchase of debt obligations, loans of portfolio securities, and participation in repurchase agreements;

4. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Fund may purchase or sell futures contracts or options (including options on futures


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                                                        21
contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

5. Purchase or sell real estate, but the Fund may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

6. Underwrite securities of other issuers, except to the extent the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

7. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder; or

8. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Fund and its corresponding Portfolio and may be changed by their Trustees. These non-fundamental investment policies require that the Fund and its corresponding Portfolio may not:

(i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

(ii) Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

(iii) Sell any security short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold or unless it covers such short sales as required by the current rules or positions of the SEC or its staff. Transactions in futures contracts and options shall not constitute selling securities short; or

(iv) Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

         For purposes of fundamental investment restrictions regarding industry concentration, the Advisor may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS


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                                                        22

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WITH THE SECURITIES AND EXCHANGE  COMMISSION or other sources. In the absence of such classification or if the Advisor determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Advisor may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

TRUSTEES AND OFFICERS

TRUSTEES

         The Trustees of the Trust, who are also the Trustees of the Portfolio, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

     FREDERICK S. ADDY--Trustee; Retired; Prior to April 1994, Executive Vice President and Chief Financial Officer Amoco Corporation. His address is 5300 Arbutus Cove, Austin, TX 78746, and his date of birth is January 1, 1932.

         WILLIAM G. BURNS--Trustee; Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, FL 32779, and his date of birth is November 2, 1932.

         ARTHUR C. ESCHENLAUER--Trustee; Retired; Former Senior Vice President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, NJ 08540, and his date of birth is May 23, 1934.

         MATTHEW HEALEY1--Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436, and his date of birth is August 23, 1937.

         MICHAEL P. MALLARDI--Trustee; Retired; Prior to April 1996, Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group. His address is 10 Charnwood Drive, Suffern, NY 10910, and his date of birth is March 17, 1934.

     The Trustees of the Trust are the same as the Trustees of the Portfolio. A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Portfolio and the J.P. Morgan Institutional Funds, up to and including creating a separate board of trustees.

-------- 1 Mr. Healey is an "interested person" of the Trust, the Advisor and the Portfolio as that term is defined in the 1940 Act.


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                                                        23

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         Each Trustee is currently paid an annual fee of $75,000 (adjusted as of
April 1, 1997) for serving as Trustee of the Trust, each of the Master Portfolios (as defined below), J.P. Morgan Funds and J.P. Morgan Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to the Fund.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 1997 are set forth below.


                                                                                    TOTAL TRUSTEE COMPENSATION
                                                                                    ACCRUED BY THE MASTER
                                                   AGGREGATE TRUSTEE                PORTFOLIOS(*), J.P. MORGAN
                                                   COMPENSATION                     FUNDS, J.P. MORGAN SERIES
                                                   PAID BY THE                      TRUST AND THE TRUST DURING
NAME OF TRUSTEE                                    TRUST DURING 1997                1997(**)
---------------                                    -----------------                --------
-------------------------------------------------- -------------------------------- --------------------------------------------
Frederick S. Addy, Trustee                         $11,772.77                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

William G. Burns, Trustee                          $11,786.38                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

Arthur C. Eschenlauer, Trustee                     $11,786.38                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

Matthew Healey, Trustee(***),                      $11,786.38                       $72,500
  Chairman and Chief Executive
  Officer
-------------------------------------------------- -------------------------------- --------------------------------------------

Michael P. Mallardi, Trustee                       $11,786.38                       $72,500
-------------------------------------------------- -------------------------------- --------------------------------------------

(*) Includes the Portfolio and 21 other Portfolios (collectively the "Master Portfolios") for which Morgan acts as investment adviser.

(**) No investment company within the fund complex has a pension or retirement plan. Currently there are 18 investment companies (15 investment companies comprising the Master Portfolios, the Trust, the J.P. Morgan Funds and J.P. Morgan Series Trust) in the fund complex.

(***)During 1997,  Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $147,500, contributed $22,100 to a defined contribution plan on his behalf and paid $20,500 in insurance premiums for his benefit.

         The Trustees, in addition to reviewing actions of the Trust's and the Portfolio's various service providers, decide upon matters of general policy. The Portfolio and the Trust have entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory


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                                                        24
responsibilities over the affairs of the Portfolio and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds, and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolio have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services to the Trust, the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, NY 10017.

         The aggregate fees paid to Pierpont Group, Inc. by the Fund and the Portfolio during the indicated fiscal years are set forth below:

FUND -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $1,297. For the fiscal year ended March 31, 1996: $2,409. For the fiscal year ended March 31, 1997: $2,907. For the six months ended September 30, 1997: $1,756 (unaudited).

PORTFOLIO -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $4,140. For the fiscal year ended March 31, 1996:
$5,530. For the fiscal year ended March 31, 1997: $5,302. For the six months ended September 30, 1997: $2,822 (unaudited).

OFFICERS

         The Trust's and Portfolio's executive officers (listed below), other than the Chief Executive Officer and the officers who are employees of the Advisor, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolio. The Trust and the Portfolio have no employees.

         The officers of the Trust and the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and the Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts
02109.

         MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

         MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer, Chief Compliance Officer and Director of FDI, Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies advised or administered by the Dreyfus Corporation ("Dreyfus") or its affiliates. From December 1991 to July 1994, she was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.


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     DOUGLAS C. CONROY; Vice President and Assistant  Treasurer.  Assistant Vice
President and Manager of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. His date of birth is March 31, 1969.

         RICHARD W. INGRAM; President and Treasurer. Executive Vice President and Director of Client Services and Treasury Administration of FDI, Senior Vice President of Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris Trust and Savings Bank ("Harris") or their respective affiliates. Prior to April 1997, Mr. Ingram was Senior Vice President and Director of Client Service and Treasury Administration of FDI. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director -Mutual Funds of The Boston Company, Inc. His date of birth is September 15, 1955.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Assistant Vice President of FDI and an officer of RCM Capital Funds, Inc. and RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and Harris or their respective affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

         CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Associate General Counsel of FDI and Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Harris or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. His date of birth is December 24, 1964.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. From 1989 to 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     MARY JO PACE; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Pace serves in the Funds Administration group as a Supervisor for the Budgeting and Expense Division. Prior to September 1995, Ms. Pace served as a Funds Administrator for Morgan Guaranty Trust Company of New


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York.  Her address is 60 Wall Street, New York, New York 10260.  Her date of birth is March 13, 1966.

     MICHAEL S. PETRUCELLI; Vice President and Assistant Secretary. Senior Vice President and Director of Strategic Client Initiatives for FDI since December 1996. From December 1989 through November 1996, Mr. Petrucelli was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Address: 200 Park Avenue, New York, New York, 10166. His date of birth is May 18, 1961.

         CHRISTINE ROTUNDO; Assistant Treasurer. Vice President, Morgan Guaranty Trust Company of New York. Ms. Rotundo serves in the Funds Administration group and is responsible for U.S. mutual fund tax matters. Prior to September 1995, Ms. Rotundo served as a Senior Tax Manager in the Investment Company Services Group of Deloitte & Touche LLP. Her address is 60 Wall Street, New York, New York 10260. Her date of birth is September 26, 1965.

     JOSEPH F. TOWER III; Vice President and Assistant Treasurer. Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director Of FDI. Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus or its affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc. His date of birth is June 13, 1962.

INVESTMENT ADVISOR

         The Advisor, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), is a bank holding company organized under the laws of the State of Delaware. The Advisor, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. The Advisor is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, the Advisor offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.

         J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of over $250 billion.

         J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.


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         The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, Melbourne and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification, and quantitative and credit analysis.

         The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolio. See "Portfolio Transactions."

         Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio in which the Fund invests is currently: Lehman Brothers 1-16 Year Municipal Bond Index.

         J.P. Morgan Investment Management Inc., also a wholly owned subsidiary of J.P. Morgan, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which the Advisor serves as trustee. J.P. Morgan Investment Management Inc. advises the Advisor on investment of the commingled pension trust funds.

         The Portfolio is managed by officers of the Advisor who, in acting for their customers, including the Portfolio, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of J.P. Morgan Investment Management Inc. and certain other investment management affiliates of J.P. Morgan.

         As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Investment Advisory Agreement, the Portfolio has agreed to pay the Advisor a fee, which is computed


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daily  and may be paid  monthly,  equal  to the  annual  rate  of  0.30%  of the
Portfolio's average daily net assets.

         For the period April 11, 1994 (commencement of operations) through March 31, 1995, the fiscal years ended March 31, 1996 and 1997 and the six months ended September 30, 1997, the advisory fees paid by the Portfolio were $120,281, $246,966, $380,380 and $243,251 (unaudited), respectively.

         The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See
"Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

         The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolio.

         If the Advisor were prohibited from acting as investment advisor to the Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

         Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Portfolio and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.



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DISTRIBUTOR

         FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

         The Distribution Agreement shall continue in effect with respect to the Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940
Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

         Under Co-Administration Agreements with the Trust and the Portfolio dated August 1, 1996, FDI also serves as the Trust's and the Portfolio's Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolio, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolio, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

         For its services under the Co-Administration Agreements, the Fund and Portfolio have agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, the Master Portfolios and certain other investment companies subject to similar agreements with FDI.

         The table below sets forth for the Fund and the Portfolio the administrative fees paid to FDI for the fiscal periods indicated.


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FUND -- For the period August 1, 1996 through March 31, 1997: $1,867.  For the six months ended September 30, 1997: $1,486 (unaudited).

PORTFOLIO -- For the period August 1, 1996 through March 31, 1997: $1,914. For the six months ended September 30, 1997: $1,452 (unaudited).

         The table below sets forth for the Fund and the Portfolio the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolio prior to August 1, 1996) for the fiscal periods indicated.

FUND -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $3,042. For the fiscal year ended March 31, 1996: $5,065. For the period April 1, 1996 through July 31, 1996: $2,361.

PORTFOLIO -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $2,563. For the fiscal year ended March 31, 1996:
$6,648.  For the period April 1, 1996 through July 31, 1996: $4,617.

SERVICES AGENT

         The Trust, on behalf of the Fund, and the Portfolio have entered into Administrative Services Agreements (the "Services Agreements") with Morgan, pursuant to which Morgan is responsible for certain administrative and related services provided to the Fund and Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

         Under the Services Agreements, the Fund and the Portfolio have agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and J.P. Morgan Series Trust.

         Under prior administrative services agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, the Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. Prior


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to December 29, 1995, the Trust and the Portfolio had entered into Financial and
Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above and, prior to September 1, 1995, also included reimbursement of usual and customary expenses.

         The table below sets forth for the Fund and the Portfolio the fees paid to Morgan as Services Agent.

FUND -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $(49,096)*. For the fiscal year ended March 31, 1996: $(10,606)*. For the fiscal year ended March 31, 1997: $21,188. For the six months ended September 30, 1997: $15,431 (unaudited).

PORTFOLIO -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $(11,830)*. For the fiscal year ended March 31, 1996: $7,691.
For the fiscal year ended March 31, 1997: $37,675. For the six months ended September 30, 1997: $24,950 (unaudited).
--------------------------
(*) Indicates a reimbursement by Morgan for expenses in excess of its fees under the Services Agreements. No fees were paid for the fiscal period.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and the Portfolio's custodian and fund accounting agent and the Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. In addition, the Custodian has entered into subcustodian agreements on behalf of the Portfolio with Bankers Trust Company for the purpose of holding TENR Notes and with Bank of New York and Chemical Bank, N.A. for the purpose of holding certain variable rate demand notes. The Custodian maintains portfolio transaction records. As transfer agent and dividend disbursing agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

         The  Trust,  on behalf  of the Fund,  has  entered  into a  Shareholder
Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent;


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transmitting  purchase and  redemption  orders to the Fund's  transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Fund's transfer agent; and providing other related services.

         Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services a fee at an annual rate of 0.075% (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all shareholders.

         The shareholder servicing fees paid by the Fund to Morgan for the period April 11, 1994 (commencement of operations) through March 31, 1995, the fiscal years ended March 31, 1996 and 1997 and the six months ended September 30, 1997 were $6,116, $21,606, $53,364 and $37,609 (unaudited), respectively.

         As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Fund and the Portfolio under the Services Agreements and in acting as Advisor to the Portfolio under the Investment Advisory Agreements may raise issues under these laws. However, Morgan believes that it may properly perform these services and the other activities described in the Prospectus without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

         If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund or the Portfolio might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

         The Fund may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

FINANCIAL PROFESSIONALS

         The   services   provided  by  financial   professionals   may  include
establishing and maintaining shareholder accounts, processing purchase and redemption


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



transactions, arranging for bank wires, performing shareholder subacounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

         Although there is no sales charge levied directly by a Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction or other fee for their services. Such charges may vary among financial professional and not remitted to a Fund or Morgan.

         The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

INDEPENDENT ACCOUNTANTS

         The independent accountants of the Trust and the Portfolio are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036. Price Waterhouse LLP conducts an annual audit of the financial statements of the Fund and the Portfolio, assists in the preparation and/or review of the Fund's and the Portfolio's federal and state income tax returns and consults with the Fund and the Portfolio as to matters of accounting and federal and state income taxation.

EXPENSES

         In addition to the fees payable to Pierpont Group, Inc., Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment Advisor", "Co-Administrator", "Distributor", "Services Agent" and "Shareholder Servicing" above, the Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting expenses, insurance costs, the compensation and expenses of the Trustees, costs associated with registration under federal securities laws, and extraordinary expenses applicable to the Fund or the Portfolio. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders; and filing fees under state securities laws. For the Portfolio, such expenses also include custodian fees and brokerage expenses. Under fee arrangements prior to September 1, 1995,


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Morgan as Services Agent was responsible for reimbursements to the Trust and the
Portfolio and the usual and customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses).

PURCHASE OF SHARES

         Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of Morgan or a Financial Professional include customers of their affiliates and references to transactions by customers with Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.

         The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Morgan, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of Portfolio; (ii) be acquired by the Fund for investment and not for resale (other than for resale to the Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

         Prospective investors may purchase shares with the assistance of a Financial Professional, and a Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

         Investors   may  redeem   shares  as  described   in  the   Prospectus.
Accordingly, a redemption request might result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value" below.

         If the Trust, on behalf of the Fund, and the Portfolio determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of the Fund and the Portfolio have elected to be governed by Rule 18f-1 under the


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1940 Act pursuant to which the Fund and the  Portfolio  are  obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

         FURTHER REDEMPTION INFORMATION. The Trust, on behalf of the Fund, and the Portfolio reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

         An investor may exchange shares from any J.P. Morgan Institutional Fund into any other J.P. Morgan Institutional Fund, J.P. Morgan Fund or shares of
J.P. Morgan Series Trust as described in the Prospectus. For complete information, the Prospectus as it relates to the Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

         The Fund declares and pays dividends and distributions as described in the Prospectus.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

         The Fund computes its net asset value once daily on Monday through Friday at the time described in the Prospectus. The net asset value will not be


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computed on the day the following  legal holidays are observed:  New Year's Day,
Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

         The net asset value of the Fund is equal to the value of the Fund's investment in the Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio in valuing its assets.

         The value of investments listed on a domestic securities exchange, is based on the last sale prices on such exchange. In the absence of recorded sales, investments are valued at the average of readily available closing bid and asked prices on such exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

         Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

         Trading in securities on most foreign exchanges and OTC markets is normally completed before the close of trading of the New York Stock Exchange (normally 4:00 p.m.) and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.



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PERFORMANCE DATA

         From time to time, the Fund may quote performance in terms of yield, tax equivalent yield, actual distributions, average annual and aggregate total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

         YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Fund is computed by dividing the Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income. Annualized tax-equivalent yield reflects the approximate annualized yield that a taxable investment must earn for shareholders at specified federal and California income tax levels to produce an after-tax yield equivalent to the annualized tax-exempt yield.

         Below is set forth historical yield information for the period ended December 31, 1997: 30-day yield: 4.47%; 30-day tax equivalent yield at 39.6% tax rate: 7.40%.

         TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

         Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

         Below is set forth historical return information for the Fund for the period ended December 31, 1997: Average annual total return, 1 year: 7.68%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (April 11, 1994) to period end: 6.83%; aggregate total return, 1 year: 7.68%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (April 11, 1994) to period end: 27.83%.

         GENERAL. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future.


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In addition,  because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

         Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

         From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for the Portfolio for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio. See "Investment Objectives and Policies."

         Fixed income, debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         Portfolio transactions for the Portfolio will be undertaken principally to accomplish a Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolio may engage in short-term trading


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



consistent with its objective. See "Investment Objective and Policies -- Portfolio Turnover"

          In connection with portfolio transactions for the Portfolio, the Advisor intends to seek the best execution on a competitive basis for both purchases and sales of securities.

         Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for the Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of the Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

         Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolio will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

         On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

         If the Portfolio writes options that effect a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Portfolio may write may be affected by


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options  written  by the  Advisor  for other  investment  advisory  clients.  An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

         The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the by-laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

         Effective January 1, 1998, the name of the Trust was changed from "The JPM Institutional Funds" to "J.P. Morgan Institutional Funds", and the Fund's name changed accordingly.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

         The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that


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



a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

         The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

         The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). To date shares of 24 series are currently available for sale to the public. Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

         The shareholders of the Trust are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, PROVIDED, HOWEVER, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

         Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a


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view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees have authorized the issuance and sale to the public of shares of 24 series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.



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         For  information  relating to  mandatory  redemption  of Fund shares or their redemption at the option of the trust under certain circumstances, see the Prospectus.

         As of January 31, 1998, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund: Morgan as Agent for Trust u/w of L.H.P. Klotz (13.23%); Morgan as Agent for The Shubert Organization (6.05%); Morgan as Agent for J. Corry (5.25%); Morgan as Agent for G. Attfield (5.12%); and E.S. Gordon, S.L. Wallach and A.M.
Saytanider (5.00%).

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio (the "Master Portfolio"), a separate registered investment company with the same investment objective as the Fund. Generally, when the Master Portfolio seeks a vote to change its investment objective, its feeder fund(s) will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one vote per fund share.

         In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Morgan at (800) 766-7722.

         The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions in accordance with the investment policies with respect to the Portfolio described above and in the Fund's Prospectus.

         Certain changes in the Portfolio's investment objective, policies or restrictions, or a failure by the Fund's shareholders to approve a change in the portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax


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                                                        44
or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

         Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no affect on the outcome of such matters.

TAXES

         The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, investments in other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.



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                                                        45

         Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

         The Fund intends to qualify to pay exempt-interest dividends to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which consists of interest received by the Fund on tax exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund. In view of the Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Fund may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances. As of March 31, 1997, the Fund incurred and elected to defer post-October losses of $20,009 until the next taxable year. For federal income tax purposes, the Fund has a capital loss carryforward at March 31, 1997 of approximately $44,000, all of which expires in the year 2005. To the extent that this capital loss is used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders.

         Distributions of net investment income (other than exempt-interest dividends) and realized net short-term capital gains in excess of net long-term capital losses are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of the Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "Act"), long-term capital gain of an individual is generally subject to a maximum tax rate of 28% in respect of a capital asset held directly by such individual for more than one year but no more than eighteen months, and the maximum tax rate is reduced to 20% in respect of a capital asset held for more than 18 months. The Act authorizes the Treasury department to promulgate regulations that would apply these rules in the case of long-term capital gain distributions made by the Fund. The Treasury department has indicated that, under such regulations, individual shareholders will be taxed at a maximum rate of 28% in respect of capital gains distributions designated as 28% rate gain distributions and will be taxed at a maximum rate of 20% in respect of capital gains distributions designated as 20% rate gain distributions, regardless of how long such shareholders have held their shares in the Fund.


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                                                        46

Additionally, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. See the Prospectus for a discussion of the federal income tax treatment of any gain or loss realized on the redemption or exchange of the Fund's shares.

         Any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

         Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

         Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. As noted above, long-term capital gain of an individual holder is subject to a maximum tax rate of 28% in respect of shares held for more than one year. The maximum rate is reduced to 20% in respect of shares held for more than 18 months. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund, if within a period beginning 30 days before the date of such redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund.


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                                                        47

         Certain options and futures held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures. Any gain or loss recognized on foreign currency contracts will be treated as ordinary income.

         STATE AND LOCAL TAXES. The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

         OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolio is organized as a New York trust. The Portfolio is not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

         Telephone calls to the Fund, Morgan or Financial Professionals as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's and the Portfolio's Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such


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                                                        48
contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

         The financial statements and the report thereon of Price Waterhouse LLP are incorporated herein by reference to the Fund's March 31, 1997 annual report filing made with the SEC on June 5, 1997 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0000912057-97-019653). Additionally, the financial statements are incorporated herein by reference to the Fund's September 30, 1997 semi-annual report filing made with the SEC on December 3, 1997 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0001047469-97-006632). The financial statements are available without charge upon request by calling J.P. Morgan Funds Services at
(800) 766-7722. The Fund's financial statements include the financial statements of the Portfolio.





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                                                        49

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



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                                  Appendix A-1

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements


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                                  Appendix A-2
         may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -   Leading market positions in well established industries.
         -   High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.



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                                  Appendix A-3

SHORT-TERM TAX EXEMPT NOTES

MIG-1- The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.


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                                  Appendix A-4

APPENDIX B

ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS

         The following information is a summary of special factors affecting investments in New York municipal obligations. It does not purport to be a complete description and is based on information from the supplement (dated June 6, 1997) to the Annual Information Statement of the State of New York dated July 26, 1996, as updated January 31 1997, and other sources of information. The factors affecting the financial condition of New York State (the "State") and New York City (the "City") are complex and the following description constitutes only a summary.

GENERAL

         The State is among the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

         The State has historically been one of the wealthiest states in the nation. The State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Historically, the older northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester
County --headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester --manufacture of photographic and optical equipment; Syracuse and Utica-Rome area --production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghampton --original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and the City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of major radio and television broadcasting networks, many national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the


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                                  Appendix B-1
design and manufacture of men's and women's apparel and is traditionally a tourist destination.

ECONOMIC OUTLOOK

U. S. ECONOMY

         The State has updated its mid-year forecast of national and State economic activity through the end of calendar year 1998. The current projection is for slightly slower growth than expected in October 1996. The revised forecast projects real GDP growth of 2.3 percent in 1997, which is the same rate now estimated for 1996, followed by a 2.4 percent increase in 1998. The growth of nominal GDP is expected to rise from 4.3 percent in 1996 to 4.5 percent in 1997 and 4.8 percent in 1998. The inflation rate is expected to remain stable at
2.9 percent in 1997 and decrease to 2.8 percent in 1998. The annual rate of job growth is expected to slow to 1.6 percent in both 1997 and 1998, down from the
2.0 percent increase in 1996. Growth in personal income and wages are expected to slow accordingly in 1997 and 1998.

STATE ECONOMY

         The State economic forecast has been changed only slightly from the one formulated in October 1996. Moderate growth is projected to continue in 1997 for employment, wages, and personal income, followed by a slight slowing in 1998. Personal income is estimated to have grown by 5.2 percent in 1996, fueled in part by an unusually large increase in financial sector bonus payments, and is projected to grow 4.5 percent in 1997 and 4.2 percent in 1998. Overall employment growth will continue at a modest rate, reflecting the moderate growth of the national economy, continued spending restraint in government and restructuring in the health care, social service and banking sectors.

STATE FINANCIAL PLAN

         The  State  Constitution   requires  the  Governor  to  submit  to  the
legislature a balanced executive budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.

1997-98 STATE FINANCIAL PLAN

         The Governor presented his 1997-98 executive budget to the legislature on January 14, 1997. The executive budget also contains financial projections for the State's 1998-99 and 1999-2000 fiscal years, detailed estimates of receipts and an updated capital plan. It is expected that the Governor will prepare amendments to his executive budget as permitted under law and that these amendments will be reflected in a revised State Financial Plan to be released on


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                                  Appendix B-2
or before February 13, 1997. There can be no assurance that the legislature will enact the executive budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the State Financial Plan.

         The 1997-98 State Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $32.88 billion, a decrease of $88 million from total receipts projected in the current fiscal year. Total General Fund disbursement and transfers to other funds are projected to be $32.84 billion, a decrease of $56 million from spending totals projected for the current fiscal year. As compared to the 1996-97 State Financial Plan, the executive budget proposes a year-to-year decline in General Fund spending of
0.2 percent. State funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 1.2 percent. Spending from all governmental funds (excluding transfers) is proposed to increase by 2.2 percent from the prior fiscal year.

         The executive budget proposes $2.3 billion in actions to balance the 1997-98 State Financial Plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1997-98 were projected to grow by approximately 4 percent. This increase would have resulted from growth in Medicaid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation and the loss of non-recurring resources that offset spending in 1996-97. General Fund receipts were projected to fall by roughly 3 percent. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1996-97 and implementation of previously enacted tax reduction programs.

         The executive budget proposes to close this gap primarily through a series of spending reductions and Medicaid cost containment measures, the use of a portion of the 1996-97 projected budget surplus and other actions. The 1997-98 State Financial Plan projects receipts of $32.88 billion and spending of $32.84 billion, allowing for a deposit of $24 million into the Contingency Reserve Fund ("CRF") and a year-ending CRF reserve of $65 million, and a required repayment of $15 million to the Tax Stabilization Reserve Fund ("TSRF").

         The State has not yet adopted a budget for the 1997-98 fiscal year, which began on April 1, 1997. Debt service appropriations for existing State-supported obligations have been enacted for the entire 1997-98 fiscal year. Legislation extending certain revenue-raising authority and making interim appropriations for State personal service costs, various grants to local governments and certain other items has been submitted by the Governor and enacted by the legislature for the period through June 20, 1997. The Division of the Budget expects that, if the 1997-98 budget is not enacted by that date, additional interim appropriations will be submitted by the Governor and enacted by the legislature. While there can be no assurances that a protracted delay in adoption of the 1997-98 budget will


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                                  Appendix B-3
not have an adverse impact on the State Financial Plan, the Division of the Budget believes that continued reliance upon interim appropriations and extension of existing law would not produce a materially adverse impact on the State's cash flow position.

         On February 13, 1997 the Governor submitted amendments to his executive budget as permitted under the State Constitution. These amendments had the effect of increasing total disbursements by $63 million, fully offset by additional resources expected to be available in 1997-98. The 1997-98 State Financial Plan, as amended, continued to project balance on a cash basis in the General Fund. Total General Fund receipts and transfers from other funds were projected to be $32.94 billion. Total General Fund disbursements and transfers to other funds were projected to be $32.90 billion.

         On March 10, 1997 the legislature and the Governor conducted a consensus economic and revenue forecasting process as required under law. As a part of the consensus revenue forecasting process, the Division of the Budget updated the economic forecast upon which receipts estimates are based. The forecast for income growth in 1997 was increased modestly to the 5.2 to 5.6 percent range, consistent with an economic outlook of modest growth in the State's economy and moderate inflation. A complete revision to the State's economic forecast will accompany the adopted budget and 1997-98 State Financial Plan.

         Since the submission of amendments to the executive budget, discussions between the Governor and the State legislature have focused on the level of resources available to finance the 1997-98 State Financial Plan, as well as various approaches for resolving differences in a variety of programmatic areas. The executive branch has identified approximately $1.56 billion in unbudgeted resources for use in the 1997-98 State Financial Plan. The Governor has indicated his willingness to seek agreement on an adopted budget for the 1997-98 fiscal year that addresses both executive and legislative priorities and any newly identified costs to the State within the constraints of available resources and a balanced State Financial Plan.

         These additional resources have arisen primarily from revenues produced by stronger-than-expected growth in the State's economy and higher final personal income tax payments for the 1996 tax year; an additional $373 million in non-recurring 1996-97 cash resources (discussed in the heading entitled "1996-97 State Financial Plan" below); and approximately $200 million in non-recurring federal aid for reimbursement of previous costs incurred by the State for providing child protective services.

1996-97 STATE FINANCIAL PLAN

         The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a 1996-97 General Fund cash surplus as reported by the Division of the Budget of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. Of the cash surplus amount, $1.05 billion was previously budgeted by the Governor in his executive budget to finance the


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                                  Appendix B-4

1997-98 State Financial Plan, and the additional $373 million is available for use in financing the 1997-98 State Financial Plan when enacted by the legislature.

         The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State finance law. In addition, $41 million remains on deposit in the CRF. This fund assists the State in financing any extraordinary litigation during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 1997.

         General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of less than 1 percent from 1995-96 levels (excluding deposits into the tax refund reserve account). This was $129 million lower than originally projected in the 1996-97 State Financial Plan as enacted in July 1996. As compared to the State's July projections, personal income tax receipts were $730 million less than projected. Tax receipts in all other categories were higher than estimated in the July projections, including user taxes and fees ($72 million), business tax receipts ($457 million) and other taxes and fees ($133 million). Miscellaneous receipts and transfers were a combined $63 million less than projected in the original 1996-97 State Financial Plan. The large variance in the personal income tax projections reflects year-end actions that had the effect of reducing personal income tax receipts and miscellaneous receipts by about $1.7 billion. These actions included early implementation of withholding table changes accompanying scheduled 1997 personal income tax reductions, accelerated payment of an estimated $217 million in personal income tax refunds and a $1.26 billion deposit of otherwise excess receipts to the tax refund reserve account. Adjusted for these actions, personal income taxes were almost $1 billion higher than expected, largely due to higher-than-projected withholding and estimated tax collections as a result of stronger-than-projected economic growth, particularly in the financial markets and the securities industries.

         General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of less than 1 percent from unadjusted 1995-96 levels. Disbursements and transfers were $226 million lower than levels projected in the July 1996-97 State Financial Plan forecast. As compared to the July projections, grants to local governments were $250 million lower, State operations spending was $38 million lower, general State charges and debt service were $35 million lower than projected, and transfers to other funds for debt service, capital projects and other purposes were $99 million higher than originally projected. Much of the decline in local assistance spending was the result of lower-than-projected public assistance


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                                  Appendix B-5
caseload, while the increase in transfers relates to re-estimates in lottery proceeds.

         Disbursements in governmental funds for the 1996-97 fiscal year totaled $62.95 billion, $3 billion lower than projected at the beginning of the fiscal year. Much of this variance was due to the uncertainty surrounding federal action on entitlement spending at the beginning of the fiscal year. Total unadjusted governmental funds spending decreased $278 million or 0.4 percent below the 1995-96 fiscal year.

SPECIAL CONSIDERATIONS

         The Division of the Budget believes that the economic assumptions and projections of receipts and disbursements accompanying the 1997-98 executive budget, as modified by its revised economic forecast, are reasonable, and that the 1997-98 State Financial Plan is balanced as currently projected. However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year and are frequently the result of actions taken not only by the State but also by entities such as the federal government that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections. There can also be no assurance that the legislature will enact the executive budget as currently proposed or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1997-98 or in future fiscal years.

         Both houses of the legislature have proposed additional tax reductions beyond those reflected in the State's current projections for 1997-98 and beyond that, if enacted, could make it more difficult to achieve budget balance over this period. In particular, reduction or elimination of the State's sales tax treatment of clothing and footwear costing under $500 has been discussed. The State now receives approximately $700 million annually under the current tax statutes from taxation on clothing, and localities receive a roughly equivalent amount.

         Potential changes to federal tax law currently under discussion as part of the federal government's efforts to enact a multiyear deficit and tax reduction package could alter the federal definitions of income on which certain State taxes rely. Certain proposals, if enacted, could have a significant impact on State revenues in 1997-98 and thereafter. For example, proposals to alter the maximum effective tax rate on capital gains could raise or lower State tax receipts materially, depending upon the statutory approach adopted by Congress, as well as on the resulting taxpayer behavior.

         On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal


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                                  Appendix B-6
legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels:
The new law abolishes the federal Aid to Families with Dependent Children program ("AFDC"), and creates a new Temporary Assistance to Needy Families program ("TANF") funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

         Proposed legislation that includes both provisions necessary to implement the State's TANF plan to conform with federal law and implement the Governor's welfare reform proposal is still pending before the legislature. There can be no assurances of timely enactment of certain conforming provisions required under federal law. Further delay increases the risk that the State could incur fiscal penalties for failure to comply with federal law.

GOVERNMENT FUNDS

         The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.

GENERAL FUND RECEIPTS

         The 1997-98 State Financial Plan projects General Fund receipts (including transfers from other funds) of $32.88 billion, a decrease of $88 million from the 1996-97 projected level. The estimate of taxes for 1997-98 reflects overall growth in the yield of the tax structures (when adjusted for tax law and administrative changes) of between 4 and 4.5 percent, reflecting modest growth in the economy and continued moderate inflation. The effects of this growth are offset by the impact of previously enacted tax reductions and new tax cut proposals as outlined below.

         The executive budget contains several new tax initiatives which are projected to reduce total receipts by $170 million in 1997-98. First, the Governor has proposed a School Tax Relief initiative ("STAR"), a multiyear property tax reduction proposal that, when fully implemented, would provide $1.7 billion in school property tax savings through the replacement of these local revenues with dedicated State revenues. The initial year of the STAR property tax reduction program has the effect of reducing personal income tax receipts by $110 million in the 1997-98 State Financial Plan. Second, the executive budget proposes to begin the process of eliminating the State portion of the estate tax through adoption of the federal credit for State death taxes, and also phasing out the State gift tax over a multiyear period. This proposal


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                                  Appendix B-7
would reduce revenues from these taxes by $10 million in 1997-98 and larger amounts in future years. Finally, the Governor has proposed an unspecified $50 million tax reduction program designed to spur private sector job creation in the State. For State Financial Plan purposes, the $50 million is shown as a charge against the personal income tax.

         Personal income tax collections for 1997-98 are now projected to be $17.04 billion, an increase of $471 million from the projected 1996-97 level. This estimate reflects growth in "constant law" liability (i.e., taxpayer liability before scheduled or proposed tax reductions) of about 5 percent in 1997, partially offset by personal income tax reductions already in law, which are estimated to produce taxpayer savings of almost $4 billion in 1997-98 ($1.7 billion more than in the current fiscal year) and the proposed STAR tax reduction program referenced above.

         User tax and fee receipts are projected at $7.02 billion in 1997-98, up $255 million from 1996-97 projected levels. Total collections in this category are dominated by the State sales and use tax, which accounts for 77 percent of total receipts in the category. The moderate economic expansion experienced this year is expected to slow somewhat next year, producing an estimated growth in the base of the sales and use tax of 4.2 percent in 1997-98.

         Total business taxes are now projected at $4.76 billion in 1997-98, a decrease of $65 million from 1996-97 levels. While "constant-law" liability growth is anticipated to continue in 1997-98 the effect of scheduled tax reductions taking effect in 1997 (including the elimination of the business tax surcharge) leads to a year-to-year decline. The business tax decline also reflects the continuing diversion of business tax receipts into dedicated transportation funds.

         Other tax receipts are now projected at $850 million, down $191 million from the estimated current year level. The decline in receipts reflects the dedication of the real estate transfer tax for support of environmental purposes ($87 million of receipts from this tax support the Environmental Protection Fund, and the balance supports debt service on the Clean Water/Clean Air Bond Act with any excess transferred back to the General Fund). The decline also reflects the first full-year impact of the repeal of the real property gains tax and the initial impact of the proposed gift and estate tax changes referenced above.

         Miscellaneous receipts, which include license revenues, fee and fine income, investment income and abandoned property proceeds, as well as the proceeds of the largest share of the State's medical provider assessment and various one-time transactions, are estimated to total $l.49 billion in 1997-98, a decline of $657 million from the current year. This decline is largely attributable to the loss of several one-time transactions in 1996-97 that contributed approximately $750 million in receipts in 1996-97.

         Transfers from other funds consist primarily of sales tax revenues in excess of debt service requirements used to support debt service payments to


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                                  Appendix B-8

LGAC. Projected amounts in this category for 1997-98 total $1.72 billion, an increase of $99 million from 1996-97 levels.

DISBURSEMENTS

         The 1997-98 State Financial Plan projects General Fund disbursements of $32.84 billion, a decrease of $56 million from projected spending levels for the current year.

         Disbursements from the category of Grants to Local Governments constitute approximately 68 percent of all General Fund spending and include payments to local governments, nonprofit providers and individuals.
Disbursements in this category are projected to decline by $705 million, primarily reflecting proposed reductions in State Medicaid spending of $579 million. The State's tuition assistance program would be reduced to achieve savings of $142 million. General Fund support for school aid would increase by $293 million on a State fiscal year basis. This category is also affected by the proposed reclassification of economic development spending previously reflected in the State operations category ($13 million) and a further proposed reclassification of higher education debt service payments from this category to the debt service category of the State Financial Plan ($207 million).

         Support for State operations is projected to decline by $615 million to $5.2 billion in 1997-98. Almost all of this decline is attributable to the proposed transfer of support for State University of New York ("SUNY") operations from the General Fund to the Special Revenue fund type. All General Fund support for SUNY is proposed for transfer into a single unified fund for SUNY operations. After adjusting for this proposed change, State operations disbursements increase modestly, reflecting the costs of previously negotiated salary increases offset by proposed agency efficiencies and the continued decline in the size of the State's workforce. The executive budget recommends net reductions of approximately 1,700 positions, bringing the size of the State workforce to approximately 191,000 by the end of the 1997-98 fiscal year.

         General State charges are projected to total $2.29 billion in 1997-98, an increase of $146 million from 1996-97 projected levels. This change is affected by the proposed transfer of costs for SUNY operations to a Special Revenue Fund, which lowers projected spending in this category by $126 million. Pension-related costs are expected to increase by $270 million, reflecting the impact of certain non-recurring actions taken in 1996-97 which lowered General Fund costs, and the increase in costs associated with the amortization of certain pension liabilities. Health insurance costs, the largest component of this category, are projected to remain stable from calendar year 1996 to 1997.

         General Fund debt service includes short-tern obligations of the State's commercial paper program and debt service on its long-term bonds, which are reflected as transfers to the Debt Service Fund. Projected short-term debt service costs are expected to be $11 million for 1997-98. Transfers in support of debt service are projected to be $1.89 billion in 1997-98, an increase of $314 million. Of the projected increase, $207 million is attributable to the


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                                  Appendix B-9
reclassification of City University of New York ("CUNY") higher education spending from grants to local governments to the debt service category so that this category conforms to debt service levels. Transfers to the Capital Projects Fund are projected to be $180 million for 1997-98, an increase of $59 million. This transfer is net of all other resources available in the Capital Projects Fund and reflects increased General Fund support for maintenance and rehabilitation of State facilities in order to replace certain non-recurring revenues available in 1996-97 for this purpose.

GENERAL FUND CLOSING FUND BALANCE

         The 1997-98 closing fund balance in the General Fund is projected to be $397 million. The required deposit to the TSRF adds $15 million to the expected 1996-97 balance of $317 million in that fund, bringing the total to $332 million at the close of 1997-98. The remaining General Fund balance reflects a reserve of $65 million in the CRF (after an additional deposit of $24 million in 1997-98) to provide resources to finance potential costs associated with litigation against the State. The closing fund balance excludes amounts on deposit in the tax refund reserve account.

NON-RECURRING RESOURCES

         The Division of the Budget estimates that the 1997-98 State Financial Plan includes approximately $66 million in non-recurring resources, comprising
0.4 percent of the General Fund budget. These include $25 million from a refunding of Housing Finance Agency bonds and $41 million in miscellaneous receipts and revenue transfers. Recommendations included in the executive budget are expected to provide fully annualized savings in 1998-99 which more than offset the non-recurring resources used in 1997-98. The 1997-98 executive budget also utilizes $943 million of projected 1996-97 resources for purposes of balancing the 1997-98 State Financial Plan.

SPECIAL REVENUE FUNDS

         For 1997-98, the State Financial Plan projects disbursements of $29.46 billion from Special Revenue Funds, increase of $2.13 billion. This includes $8.4 billion from Special Revenue Funds containing State revenues and $21.05 billion from funds containing federal grants, primarily for social welfare programs.

         The 1997-98 executive budget recommends that all SUNY revenues be consolidated in a single fund, permitting SUNY more flexibility and control in the use of its revenues. As a result of this proposal, General Fund support would be transferred to this fund, rather than spent directly from the General Fund. SUNY's spending from this fund is projected to total $2.74 billion in 1997-98. The Mass Transportation Operating Assistance Fund and the Dedicated Mass Transportation Trust Fund, which receive taxes earmarked for mass transportation programs throughout the State, are projected to have total disbursements of $1.29 billion in 1997-98. Disbursements also include $1.66 billion in STAR proceeds from a new fund financed by lottery proceeds and dedicated personal


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                                  Appendix B-10
income tax receipts. Proceeds from this fund will be used to make start-up payments to school districts each year, as well as the local property tax reduction payments for the STAR program. Disbursements of $660 million from the Disproportionate Share Medicaid Assistance Fund constitute most of the remaining estimated State Special Revenue Funds disbursements for 1997-98.

         Total federal Special Revenue Fund disbursements are projected at $21.05 billion in 1997-98, an increase of $944 million from the current year projected level. Federal Special Revenue Fund projections assume the receipt of $12.16 billion in total federal Medicaid reimbursements and $2.7 billion in federal reimbursement for the State's welfare programs. Most of the increase in federal funds is due to increased welfare funding under the new federal welfare block grant. All other federal spending is projected at $6.19 billion for 1997-98, an increase of $405 million.

CAPITAL PROJECTS FUNDS

         Disbursements from the Capital Projects Funds in 1997-98 are estimated at $3.93 billion, or $57 million less than 1996-97 projections. The spending plan includes: $2.2 billion in disbursements for the third year of the five-year $12.7 billion State and local highway and bridge program; $110 million in spending from the Clean Water/Clean Air Bond Act approved by the voters in 1996; correctional services spending of $251 million; and SUNY capital spending of $185 million.

         The share of capital projects to be financed by "pay-as-you-go" resources is projected to be approximately 24 percent. State-supported bond issuances finance 48 percent of capital projects, with federal grants financing the remaining 28 percent.

DEBT SERVICE FUNDS

         Disbursements from Debt Service Funds are estimated at $3.02 billion m 1997-98, an increase of $464 million from 1996-97. Of this increase, $81 million is attributable to transportation bonding for the State and local highway and bridge programs which are financed by the Dedicated Highway and Bridge Trust Fund, and $45 million is for the mental hygiene programs financed through the Mental Health Services Fund. This increase also reflects $262 million in CUNY senior and community college debt service formally classified as local assistance in the General Fund. Debt service for LGAC bonds is projected at $340 million.

CASH FLOW

         The projected 1997-98 General Fund cash flow will not depend on either short-term spring borrowing or the issuance of LGAC bonds. The new-money bond issuance portion of the LGAC program was completed in 1995-96, and provisions prohibiting the State from returning to a reliance upon cash flow manipulation to balance its budget will remain in bond covenants until the LGAC bonds are retired.



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                                  Appendix B-11

         The 1997-98 cash flow projects substantial closing balances in each quarter of the fiscal year, with excesses in receipts over disbursements in every quarter of the fiscal year, and no monthly balance (prior to March) lower than $400 million. The closing fund balance is projected at $397 million. The cash flow projections assume continuation of legislation enacted in 1996-97 that permits the State to use balances in the Lottery Fund for cash flow purposes.

OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS

         General Fund receipts are projected at $33.02 billion and $33.91 billion for 1998-99 and 1999-2000, respectively. The receipts projections were prepared on the basis of an economic forecast of a steadily growing national economy, in an environment of low inflation and slow employment growth. The forecast for the State's economic performance likewise is for slow but steady economic growth. The receipt projections reflect tax reductions proposed in the executive budget that will reduce receipts by an estimated $798 million in 1998-99 and at $1.43 billion in 1999-2000. The bulk of previously enacted tax reductions are annualized in 1997-98, and their impact in the out years is largely proportional to projected growth in the underlying tax liability.

         Disbursements from the General Fund are projected at $34.60 billion in 1998-99 and $35.93 billion in 1999-2000, before assuming additional spending efficiencies and/or additional federal revenue maximization. Assuming implementation of proposed cost containment and other actions proposed in the executive budget, annual disbursements for fiscal years 1998-99 and 1999-2000 grow by $1.77 billion and $1.33 billion, respectively. This includes additional support for school aid pursuant to the STAR program. Disbursement growth is higher in 1998-99, in part, because an additional payroll date and Medicaid cycle will come due, adding non-recurring costs of $286 million to that year.

         It is expected that the State's 1998-99 State Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State workforce, and efficiency and productivity initiatives. As Medicaid, welfare and other reforms continue to evolve at both the State and federal level, additional savings are expected to accrue to the State. As in the past, the State also expects to continue aggressive efforts to secure federal funds. Therefore, the outyear projections assume a target of $600 million in savings from these reforms in 1998-99, growing to $800 million in 1999-2000. It is expected that the Governor will propose to close these remaining budget imbalances primarily through further spending reductions.

PRIOR FISCAL YEARS

1995-96 FISCAL YEAR

         The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million.


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                                  Appendix B-12

From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 State Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues and making a deposit to the tax refund reserve account.

         The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State finance law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under LGAC.

         General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies. Together with decreased social services spending, this management review accounts for the bulk of the decline in spending.

1994-95 FISCAL YEAR

         The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

         General Fund receipts totaled $33.16 billion, an increase of 2.9% percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent from the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring


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                                  Appendix B-13
freeze, halting the development of certain services and the suspension of nonessential capital projects.

CERTAIN LITIGATION

         The legal proceedings noted below involve State finances, State programs or miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State hereafter. The State will describe newly initiated proceedings.

STATE FINANCE POLICIES

INSURANCE LAW

         In TRUSTEES OF AND THE PENSION, HOSPITALIZATION BENEFIT PLAN OF THE ELECTRICAL INDUSTRY, ET AL. V. CUOMO, ET AL. (commenced November 25, 1992 in the United States District Court for the Eastern District of New York), plaintiff employee welfare benefit plans sought a declaratory judgment nullifying on the ground of federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans. This case has been dismissed by stipulation and order, by and among the parties, with prejudice.

         Two separate proceedings challenge regulations promulgated by the Superintendent of Insurance establishing excess medical malpractice premium rates for the 1986-87 through 1995-96 and 1996-97 fiscal years, respectively (NEW YORK STATE HEALTH MAINTENANCE ORGANIZATION CONFERENCE, INC., ET AL. V. MUHL, ET AL., Supreme Court, Albany County). Plaintiffs allege that the method of rate calculation is arbitrary, capricious and excessive and seek, INTER ALIA, to annul the present rates and to compel the State to refund accumulated surpluses not actuarially required.

TAX LAW

         Aspects of petroleum business taxes are the subject of administrative claims and litigation. In TUG BUSTER BOUCHARD, ET AL. V. WETZLER (Supreme Court, Albany County, commenced November 13, 1992), petitioner tugboat corporations, which purchased fuel out of State and consumed such fuel within the State, contended that the assessment of the petroleum business tax pursuant to Tax Law ss.301 to such fuel violated the commerce clause of the United States Constitution. Petitioners contended that the application of Section 301 to the interstate transaction but not to purchasers who purchased and consumed fuel within the State discriminated against interstate commerce. By decision dated November 14, 1996, based upon the State's concession that the challenged provision was unconstitutional as applied to the petitioners and other similarly situated vessels, the Court of Appeals affirmed the order of the Appellate Division, Third Department, dated January 4, 1996, which held that Tax Law ss.301(a)(l)(ii) (the portion of the petroleum business tax applicable between 1984 and September 1,


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                                  Appendix B-14

1990 to petroleum businesses which import petroleum into the State for consumption in the State) was unconstitutional. The State's motion for reargument, seeking clarification and/or modification of the Court of Appeals decision, was denied by order dated December 20, 1996.

         In MATTER OF THE PETITION OF CONSOLIDATED RAIL CORPORATION V. TAX APPEALS TRIBUNAL (Appellate Division, Third Department, commenced December 22,
1995), petitioner rail freight corporation, which purchases diesel motor fuel out of State and imports the fuel into the State for use, distribution, storage or sale in the State, contends that the assessment of the petroleum business tax pursuant to Tax Law ss.301-a to such fuel purchases violates the commerce clause of the United States Constitution. Petitioner contends that the application of
Section 301-a to the interstate transaction but not to purchasers who purchase fuel within the State for use, distribution, storage or sale within the State discriminates against interstate commerce.

         In NEW YORK ASSOCIATION OF CONVENIENCE STORES, ET AL. V. URBACH, ET AL., petitioners New York Association of Convenience Stores, National Association of Convenience Stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. seek to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes pursuant to Tax Law Articles 12-A, 20 and 28 on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, INTER ALIA, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations and further ordered that if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternatively, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioner's motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third
Department held, INTER ALIA, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds and again invoked the statutory stay.

         On May 23, 1997, petitioners moved in Supreme Court, Albany County, for an order compelling the enforcement of the provisions of Articles 12-A, 20 and 28 as applicable to tobacco products and motor fuel sold to non-Indian consumers on Indian reservations by barring introduction of tobacco products and motor fuel onto Indian reservations other than for Indian consumption or, in the alternative, suspending statewide the collection of Articles 12-A, 20 and 28 taxes respecting tobacco products and motor fuel.



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                                  Appendix B-15

LOCALITIES

THE CITY OF NEW YORK

         The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

FISCAL OVERSIGHT

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation For The City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A control period existed from 1975 to 1986 during which the City was subject to certain statutorily prescribed fiscal controls. Although the Control Board terminated the control period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to public credit markets, the Control Board is required by law to reimpose a control period.

         Currently, the City and its covered organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates. The City's financial plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its financial plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         Implementation of the City's financial plan is also dependent upon the ability of the City and certain covered organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. The City currently projects that if no action is taken, it will exceed its State constitutional general debt limit beginning in City fiscal year 1998. The current financial plan includes certain alternative methods of financing a portion of the City's capital program which require State or other outside approval. Future developments concerning the City or its covered organizations and public discussion of such developments, as well as prevailing market conditions and


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                                  Appendix B-16
securities credit ratings, may affect the ability or cost to sell securities issued by the City or such covered organizations and may also affect the market for their outstanding securities.

MONITORING AGENCIES

         The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans which analyze the City's forecasts of revenues and expenditures, cash flow and debt service requirements for, and financial plan compliance by, the City and its covered organizations.

         According to recent staff reports, the City's economy has experienced weak employment and moderate wage and income growth throughout the mid-1990's. Although this trend is expected to continue for the rest of the decade, there is the risk of a slowdown in the City's economy in the next few years, which would depress revenue growth and put further strains on the City's budget. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's financial plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial future budget gaps that must be closed with reduced expenditures and/or increased revenues.

OTHER LOCALITIES

         Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1996-97 fiscal year.

         Fiscal difficulties experienced by the City of Yonkers resulted in the reestablishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy Municipal Assistance Corporation ("Troy MAC") was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

         Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.



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                                  Appendix B-17

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other that in the City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

         From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.



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                                  Appendix B-18